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                                CREDIT AGREEMENT
                            DATED AS OF JUNE 8, 1999

                                      AMONG

                 ARGOSY GAMING COMPANY, A DELAWARE CORPORATION,
              THE MISSOURI GAMING COMPANY, A MISSOURI CORPORATION,
                 ALTON GAMING COMPANY, AN ILLINOIS CORPORATION,
                    IOWA GAMING COMPANY, AN IOWA CORPORATION,
                JAZZ ENTERPRISES, INC., A LOUISIANA CORPORATION,
               ARGOSY OF LOUISIANA, INC., A LOUISIANA CORPORATION,
                     CATFISH QUEEN PARTNERSHIP IN COMMENDAM,
                    A LOUISIANA PARTNERSHIP IN COMMENDAM, AND
               THE INDIANA GAMING COMPANY, AN INDIANA CORPORATION,
                                  AS BORROWERS

                            THE LENDERS HEREIN NAMED

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                 AS SWINGLINE LENDER, L/C ISSUER AND AGENT BANK

                                SOCIETE GENERALE,
                              AS SYNDICATION AGENT

                          KEYBANK NATIONAL ASSOCIATION,
                             AS DOCUMENTATION AGENT

                       THE FIRST NATIONAL BANK OF CHICAGO,
                                AS MANAGING AGENT

                                TABLE OF CONTENTS

RECITALS...........................................................................................................1

ARTICLE I - DEFINITIONS............................................................................................4

         Section 1.01.     Definitions............................................................................62
         Section 1.02.     Interpretation and Construction........................................................63
         Section 1.03.     Use of Defined Terms...................................................................63
         Section 1.04.     Cross-References.......................................................................63
         Section 1.05.     Exhibits and Schedules.................................................................63

ARTICLE II - AMOUNT, TERMS AND SECURITY OF THE FACILITIES.........................................................63

         Section 2.01.     The Credit Facility....................................................................63
         Section 2.02.     Use of Proceeds of the Credit Facility.................................................65
         Section 2.03.     Notice of Borrowings and Exercise of Interest Rate Options.............................66
         Section 2.04.     Conditions of Borrowings...............................................................67
         Section 2.05.     The Revolving Credit Note and Interest Rate Options....................................67
         Section 2.06.     Security for the Credit Facility.......................................................71
         Section 2.07.     Place and Manner of Payment............................................................71
         Section 2.08.     The Swingline Facility.................................................................73
         Section 2.09.     Issuance of Letters of Credit..........................................................75
         Section 2.10.     Fees...................................................................................77
         Section 2.11.     Interest on Overdue Amounts and Default Rate...........................................78
         Section 2.12.     Net Payments...........................................................................79
         Section 2.13.     Increased Costs........................................................................80
         Section 2.14.     Mitigation; Exculpation; Replacement Lender............................................81
         Section 2.15.     Commitment Increases and Term Loans....................................................82

ARTICLE III - CONDITIONS PRECEDENT TO THE CLOSING DATE............................................................85

         A.       Closing Conditions..............................................................................85

                                      - i -


         Section 3.01.     Credit Agreement.......................................................................86
         Section 3.02.     The Notes..............................................................................86
         Section 3.03.     Security Documentation.................................................................86
         Section 3.04.     Other Loan Documents...................................................................88
         Section 3.05.     Articles of Incorporation, Bylaws, Corporate Resolution and Certificate of
                                    Good Standing.................................................................88
         Section 3.06.     Partnership Documentation..............................................................89
         Section 3.07.     Closing Certificate and Authorized Representatives Certificate.........................89
         Section 3.08.     Opinion of Counsel.....................................................................89
         Section 3.09.     Title Insurance Policies...............................................................89
         Section 3.10.     Survey.................................................................................90
         Section 3.11.     Priority of Ship Mortgages.............................................................90
         Section 3.12.     Indentures.............................................................................90
         Section 3.13.     Consummation of Tender Offer and Consent Solicitation..................................90
         Section 3.14.     Outstanding First Mortgage Notes Payment Fund..........................................91
         Section 3.15.     New Indenture..........................................................................91
         Section 3.16.     Insurance..............................................................................91
         Section 3.17.     Payment of Fees........................................................................91
         Section 3.18.     Reimbursement for Expenses and Fees....................................................91
         Section 3.19.     Development Agreements and Leases......................................................92
         Section 3.20.     Estoppel Certificate...................................................................92
         Section 3.21.     Regulatory Approvals, Permits, Consents, Etc...........................................92
         Section 3.22.     Pricing Certificate....................................................................92
         Section 3.23.     Schedule of all Significant Litigation.................................................92
         Section 3.24.     Financial Statements...................................................................92
         Section 3.25.     No Injunction or Other Litigation......................................................93
         Section 3.26.     Additional Documents and Statements....................................................93

         B.       Conditions Precedent to all Borrowings..........................................................93

         Section 3.27.     Notice of Borrowing....................................................................93
         Section 3.28.     Certain Statements.....................................................................93
         Section 3.29.     Gaming Permits.........................................................................94

                                     - ii -



         C.       Additional Conditions Precedent to Commitment Increases and Term Loans...........................94

         Section 3.30.     Evidence of Lawrenceburg Buyout.........................................................94
         Section 3.31.     Additional Security Documents...........................................................94
         Section 3.32.     Other Loan Documents....................................................................95
         Section 3.33.     Opinion of Counsel - Commitment Increase................................................95
         Section 3.34.     Lawrenceburg Title Insurance Policy.....................................................95
         Section 3.35.     Survey..................................................................................95
         Section 3.36.     Payment of Taxes........................................................................96
         Section 3.37.     Lawrenceburg Insurance..................................................................96
         Section 3.38.     Reimbursement for Expenses and Fees.....................................................96
         Section 3.39.     Phase I Environmental Site Assessments..................................................96
         Section 3.40.     No Injunction or Other Litigation.......................................................96
         Section 3.41.     Pro Forma Financial Compliance..........................................................97
         Section 3.42.     Designation of Restricted Subsidiary....................................................97
         Section 3.43.     Additional Documents and Statements.....................................................97

ARTICLE IV - REPRESENTATIONS AND WARRANTIES........................................................................97

         Section 4.01.     Organization; Power and Authorization...................................................97
         Section 4.02.     No Conflict With, Violation of or Default Under Laws or Other Agreements................98
         Section 4.03.     Litigation..............................................................................99
         Section 4.04.     Agreements Legal, Binding, Valid and Enforceable........................................99
         Section 4.05.     Information and Financial Data Accurate; Financial Statements;
                                    No Material Adverse Change.....................................................99
         Section 4.06.     Governmental Approvals.................................................................100
         Section 4.07.     Payment of Taxes.......................................................................100
         Section 4.08.     Title to Properties....................................................................100

                                    - iii -


         Section 4.09.     No Untrue Statements...................................................................101
         Section 4.10.     Brokerage Commissions..................................................................101
         Section 4.11.     No Defaults............................................................................102
         Section 4.12.     Employee Retirement Income Security Act of 1974........................................102
         Section 4.13.     Partnership Agreements, Development Agreements and Baton Rouge Leases..................102
         Section 4.14.     Senior Indenture.......................................................................103
         Section 4.15.     Convertible Notes......................................................................104
         Section 4.16.     Availability of Utility Services and Facilities........................................104
         Section 4.17.     Policies of Insurance..................................................................104
         Section 4.18.     Gaming Permits.........................................................................104
         Section 4.19.     Environmental Certificate..............................................................104
         Section 4.20.     New Venture Subsidiaries...............................................................105
         Section 4.21.     Compliance with Statutes, etc..........................................................105
         Section 4.22.     Investment Company Act.................................................................105
         Section 4.23.     Public Utility Holding Company Act.....................................................105
         Section 4.24.     Labor Relations........................................................................105
         Section 4.25.     Patents, Licenses, Franchises and Formulas.............................................105
         Section 4.26.     Contingent Liabilities.................................................................106

ARTICLE V - GENERAL COVENANTS OF BORROWERS........................................................................106

         Section 5.01.     FF&E...................................................................................106
         Section 5.02.     Permits; Licenses and Legal Requirements...............................................106
         Section 5.03.     Development Agreements.................................................................107
         Section 5.04.     Protection Against Lien Claims.........................................................107
         Section 5.05.     No Change in Character of Business.....................................................108
         Section 5.06.     Preservation and Maintenance of Properties and Assets; Acquisition
                                    of Additional Property; Release of Baton Rouge Hotel Property.................108
         Section 5.07.     Repair of Properties and Assets........................................................109
         Section 5.08.     Financial Statements; Reports; Certificates and Books and Records......................109
         Section 5.09.     Insurance..............................................................................112

                                    - iv -


         Section 5.10.     Taxes..................................................................................118
         Section 5.11.     Release of Senior Indenture Security Documents.........................................118
         Section 5.12.     Lawrenceburg Casino Facilities.........................................................118
         Section 5.13.     Further Assurances.....................................................................118
         Section 5.14.     Indemnification........................................................................119
         Section 5.15.     Inspection of the Collateral and Appraisal.............................................120
         Section 5.16.     Compliance With Other Loan Documents, Execution of Subsidiary Guaranties
                                    and Pledge of Restricted Subsidiary Stock.....................................120
         Section 5.17.     Suits or Actions Affecting Borrowers...................................................121
         Section 5.18.     Occurrence of Senior Subordinated Notes Effective Date and Required
                                    Payments from Proceeds of Senior Subordinated Notes...........................121
         Section 5.19.     Consents of and Notice to Gaming Authorities...........................................121
         Section 5.20.     Tradenames, Trademarks and Servicemarks................................................121
         Section 5.21.     Notice of Hazardous Materials..........................................................122
         Section 5.22.     Compliance with Statutes, etc..........................................................122
         Section 5.23.     Compliance with Access Laws............................................................123
         Section 5.24.     Designation of Bank Facilities as Designated Senior Debt...............................123
         Section 5.25.     Prohibition on Prepayment or Defeasance of Subordinated Debt...........................123
         Section 5.26.     Year 2000 Compliance...................................................................123
         Section 5.27.     Acceleration of Maturity Date..........................................................124
         Section 5.28.     Restriction on Amendments to Development Agreements, Partnership
                                    Agreements and Baton Rouge Leases.............................................124

ARTICLE VI - FINANCIAL COVENANTS..................................................................................124

         Section 6.01.     Total Leverage Ratio...................................................................124
         Section 6.02.     Senior Leverage Ratio..................................................................126
         Section 6.03.     Fixed Charge Coverage Ratio............................................................127
         Section 6.04.     Minimum Net Worth......................................................................127

                                       - v -


         Section 6.05.     Capital Expenditure Requirements.......................................................128
         Section 6.06.     Contingent Liability(ies)..............................................................129
         Section 6.07.     Investment Restrictions................................................................129
         Section 6.08.     Total Liens............................................................................130
         Section 6.09.     Limitation on Indebtedness.............................................................130
         Section 6.10.     Minimum Subordinated Debt..............................................................132
         Section 6.11.     Restriction on Distributions and Argosy Dividends......................................132
         Section 6.12.     No Change of Control...................................................................132
         Section 6.13.     Consolidation, Merger, Sale of Assets, etc.............................................132
         Section 6.14.     Transactions with Affiliates...........................................................133
         Section 6.15.     No Transfer of Ownership...............................................................134
         Section 6.16.     ERISA..................................................................................134
         Section 6.17.     Margin Regulations.....................................................................134
         Section 6.18.     Limitation on Additional Subsidiaries..................................................135
         Section 6.19.     Limitation on Consolidated Tax Liability...............................................135
         Section 6.20.     Change in Accounting Principles........................................................135

ARTICLE VII - EVENTS OF DEFAULT...................................................................................135

         Section 7.01.     Events of Default......................................................................135
         Section 7.02.     Default Remedies.......................................................................139
         Section 7.03.     Application of Proceeds................................................................140
         Section 7.04.     Notices................................................................................140
         Section 7.05.     Agreement to Pay Attorney's Fees and Expenses..........................................140
         Section 7.06.     No Additional Waiver Implied by One Waiver.............................................141
         Section 7.07.     Licensing of Agent Bank and Lenders....................................................141
         Section 7.08.     Exercise of Rights Subject to Applicable Law...........................................141
         Section 7.09.     Discontinuance of Proceedings..........................................................141

ARTICLE VIII - DAMAGE, DESTRUCTION AND CONDEMNATION...............................................................142

         Section 8.01.     No Abatement of Payments...............................................................142
         Section 8.02.     Distribution of Capital Proceeds

                                     - vi -


                           Upon Occurrence of Fire, Casualty, Other Perils or Condemnation........................142

ARTICLE IX - AGENCY PROVISIONS....................................................................................144

         Section 9.01.     Appointment............................................................................144
         Section 9.02.     Nature of Duties.......................................................................144
         Section 9.03.     Disbursement of Borrowings.............................................................145
         Section 9.04.     Distribution and Apportionment of Payments.............................................146
         Section 9.05.     Rights, Exculpation, Etc...............................................................147
         Section 9.06.     Reliance...............................................................................148
         Section 9.07.     Indemnification........................................................................148
         Section 9.08.     Agent Individually.....................................................................149
         Section 9.09.     Successor Agent Bank; Resignation of Agent Bank; Removal of Agent Bank.................149
         Section 9.10.     Consent and Approvals..................................................................150
         Section 9.11.     Agency Provisions Relating to Collateral...............................................153
         Section 9.12.     Lender Actions Against Collateral and Restriction on Exercise of Set-Off...............156
         Section 9.13.     Ratable Sharing........................................................................156
         Section 9.14.     Delivery of Documents..................................................................156
         Section 9.15.     Notice of Events of Default............................................................157
         Section 9.16.     Syndication Agent, Documentation Agent and Managing Agent..............................157

ARTICLE X - GENERAL TERMS AND CONDITIONS..........................................................................157

         Section 10.01.    Amendments and Waivers.................................................................157
         Section 10.02.    Failure to Exercise Rights.............................................................159
         Section 10.03.    Notices and Delivery...................................................................159
         Section 10.04.    Modification in Writing................................................................159
         Section 10.05.    Other Agreements.......................................................................160
         Section 10.06.    Counterparts...........................................................................160
         Section 10.07.    Rights, Powers and Remedies are Cumulative.............................................160
         Section 10.08.    Continuing Representations.............................................................160
         Section 10.09.    Successors and Assigns.................................................................161

                                    - vii -


         Section 10.10.    Assignment of Loan Documents by Borrowers or Syndication Interests by Lenders..........161
         Section 10.11.    Action by Lenders......................................................................162
         Section 10.12.    Time of Essence........................................................................163
         Section 10.13.    Choice of Law and Forum................................................................163
         Section 10.14.    Advances...............................................................................163
         Section 10.15.    Waiver of Jury Trial...................................................................163
         Section 10.16.    Scope of Approval and Review...........................................................164
         Section 10.17.    Severability of Provisions.............................................................164
         Section 10.18.    Cumulative Nature of Covenants.........................................................164
         Section 10.19.    Confidentiality........................................................................164
         Section 10.20.    Costs to Prevailing Party..............................................................165
         Section 10.21.    Expenses...............................................................................165
         Section 10.22.    Security and Loan Documentation........................................................166
         Section 10.23.    Setoff.................................................................................166
         Section 10.24.    Borrowers' Waivers and Consents........................................................166
         Section 10.25.    Schedules Attached.....................................................................171

                  Schedule 2.01(a)  -     Schedule of Lenders' Proportions in Credit Facility
                  Schedule 2.01(c)  -     Total Commitment Reduction Schedule
                  Schedule 3.23     -     Schedule of Significant Litigation
                  Schedule 4.08(b)  -     Schedule of Intercompany Notes
                  Schedule 4.20     -     Schedule of Restricted and Unrestricted Subsidiaries
                  Schedule 4.25     -     Schedule of Trademarks, Patents, Licenses,
                                          Franchises, Formulas and Copyrights
                  Schedule 4.26     -     Schedule of Contingent Liabilities
                  Schedule 5.11     -     Schedule of Senior Indenture Security Documents
                  Schedule 6.05(b)  -     Schedule of Excluded Capital Expenditures
                  Schedule 6.07(h)  -     Schedule of Existing Unrestricted Subsidiary Investments
                  Schedule 6.09     -     Schedule of Liens

         Section 10.26.    Exhibits Attached......................................................................171

                  Exhibit A         -     Revolving Credit Note - Form

                                   - viii -


         Exhibit B         -        Swingline Note - Form
         Exhibit C         -        Notice of Borrowing - Form
         Exhibit D         -        Continuation/Conversion Notice - Form
         Exhibit E         -        Notice of Swingline Advance - Form
         Exhibit F         -        Compliance Certificate - Form
         Exhibit G         -        Pricing Certificate - Form
         Exhibit H         -        Defeasance Account Agreement - Form
         Exhibit I         -        Authorized Representative Certificate - Form
         Exhibit J         -        Closing Certificate - Form
         Exhibit K         -        Assumption and Consent Agreement - Form
         Exhibit L         -        Assignment and Assumption Agreement - Form
         Exhibit M         -        Cash Collateral Pledge Agreement
         Exhibit N         -        Subsidiary Guaranty - Form
         Exhibit O         -        Legal Opinion - Form
         Exhibit P         -        Alton Real Property Description
         Exhibit Q         -        Riverside Real Property Description
         Exhibit R         -        Sioux City Real Property Description
         Exhibit S         -        Baton Rouge Hotel Property Description
         Exhibit T         -        Baton Rouge Real Property Description

                                CREDIT AGREEMENT

                  THIS CREDIT AGREEMENT is made and entered into as of the 8th day of June, 1999, by and among ARGOSY GAMING COMPANY, a Delaware corporation ("Argosy"), THE MISSOURI GAMING COMPANY, a Missouri corporation ("MGC"), ALTON GAMING COMPANY, an Illinois corporation ("AGC"), IOWA GAMING COMPANY, an Iowa corporation ("IGC"), JAZZ ENTERPRISES, INC., a Louisiana corporation ("Jazz"), ARGOSY OF LOUISIANA, INC., a Louisiana corporation ("AOLI"), CATFISH QUEEN PARTNERSHIP IN COMMENDAM, a Louisiana partnership in commendam ("CQP") and THE INDIANA GAMING COMPANY, an Indiana corporation ("TIGC" and, together with Argosy, MGC, AGC, IGC, Jazz, AOLI and CQP, collectively the "Borrowers"), each financial institution whose name is set forth on the signature pages of this Credit Agreement and each lender which may hereafter become a party to this Credit Agreement pursuant to Section 2.15(a) and/or 2.15(b) or Section 10.10(b) (each individually a "Lender" and collectively the "Lenders"), WELLS FARGO BANK, National Association, as the swingline lender (herein in such capacity, together with its successors and assigns, the "Swingline Lender"), WELLS FARGO BANK, National Association, as the issuer of letters of credit hereunder (herein in such capacity, together with its successors and assigns, the "L/C Issuer"), SOCIETE GENERALE, as the syndication agent ("Syndication Agent"), KEYBANK NATIONAL ASSOCIATION, as the documentation agent ("Documentation Agent"), THE FIRST NATIONAL BANK OF CHICAGO, as the managing agent ("Managing Agent") and WELLS FARGO BANK, National Association, as the arranger and administrative and collateral agent for the Lenders, Swingline Lender and L/C Issuer (herein, in such capacity, called the "Agent Bank" and, together with the Lenders, Swingline Lender and L/C Issuer, collectively referred to as the "Banks").

                                R E C I T A L S:

                  WHEREAS:

                  A. In this Credit Agreement all capitalized words and terms shall have the respective meanings and be construed herein as hereinafter provided in Section 1.01 of this Credit Agreement and shall be deemed to incorporate such words and terms as a part hereof in the same manner and with the same effect as if the same were fully set forth.

                  B. AGC, MGC, AOLI, Jazz, IGC and TIGC are each wholly owned subsidiaries of Argosy. AOLI is the general partner of and the owner of a ninety percent (90%) partnership interest in CQP. Jazz is the partner in commendam of and the owner of a ten percent (10%) partnership interest in CQP.

                  C. On or about June 5, 1996, Argosy issued Two Hundred Thirty-Five Million Dollars ($235,000,000.00) in aggregate principal amount of thirteen and one-quarter percent (13.25%) First Mortgage Notes due 2004 (the "First Mortgage Notes") pursuant to the terms of the Indenture of even date therewith (the "Senior Indenture") executed by and among Argosy, as issuer, MGC, AGC, The St. Louis Gaming Company, IGC, Jazz, AOLI, CQP and TIGC, as guarantors and Bank One Trust Company, NA as successor trustee of First National Bank of Commerce, as trustee (the "Senior Indenture Trustee").

                  D. On or about June 6, 1994, Argosy issued One Hundred Fifteen Million Dollars ($115,000,000.00) aggregate principal amount of twelve percent (12.0%) convertible subordinated notes due 2001 (the "Convertible Notes") pursuant to the terms of the Indenture of even date therewith (the "Convertible Notes Indenture") executed by and among Argosy, as issuer, and Bank One, Springfield, as trustee.

                  E. Argosy desires to issue no less than One Hundred Fifty Million Dollars ($150,000,000.00) in new 10.75% Senior Subordinated Notes due 2009 (the "Initial Senior Subordinated Notes") in a limited offering to Qualified Institutional Buyers (as defined in Rule 144A of the Securities and Exchange Commission (the "SEC")) and outside the United States to certain persons in reliance on Regulation S of the SEC, which Initial Senior Subordinated Notes are intended to be issued under and pursuant to an indenture (together with any amendments or supplements in connection with the Exchange Senior Subordinated Notes, the "New Indenture") to be dated on or before the Closing Date, executed by and among Argosy, as issuer, MGC, AGC, IGC, Jazz, AOLI, CQP and TIGC, as guarantors and Bank One Trust Company, NA, as trustee, prepared and executed consistent with the Confidential Offering Memorandum dated June 3, 1999.

                  F. Following the issuance of the Initial Senior Subordinated Notes and in order to facilitate trading in such debt securities, Argosy intends to file a registration statement with the SEC seeking to register an exchange offer for the exchange of the Initial Senior Subordinated Notes for an issue of no less than One Hundred Fifty Million Dollars ($150,000,000.00) in Senior Subordinated Notes due 2009 (the "Exchange Senior Subordinated Notes") under and pursuant to the New Indenture. The Exchange Senior Subordinated Notes will be identical in all material respects to the Initial Senior Subordinated Notes.

                  G. Argosy has made an "Offer to Purchase For Cash All Outstanding 13-1/4% First Mortgage Notes Due 2004 and Solicitation of Consents to the Proposed Amendments to Related Indenture and Security Documents" (together with the related letter of transmittal and related offering materials, collectively the "Purchase/Solicitation Statement") pursuant to which Argosy has offered to purchase the First Mortgage Notes (the "Tender Offer") and has solicited from the holders of the First Mortgage Notes consents to proposed, amendments to the Senior Indenture and the Senior Indenture Security Documents and to Argosy's grant of additional liens on the Senior Indenture Collateral (the "Consent Solicitation").

                  H. On the Closing Date: (i) Argosy shall purchase pursuant to the Tender Offer, no less than 85.0% in aggregate principal amount of the First Mortgage Notes, (ii) the Senior Indenture shall have been amended pursuant to and consistent with the Consent Solicitation, and (iii) Argosy shall have obtained the required consent of the holders of the First Mortgage Notes to the grant of a second lien on the Senior Indenture Collateral.

                  I. The Borrower Consolidation desires to finance a portion of the costs of the Tender Offer, Consent Solicitation and First Mortgage Notes Defeasance and for the payment of the Convertible Notes and to provide working capital for the Borrower Consolidation by establishing a bank financed revolving line of credit in the principal amount of no less than Two Hundred Million Dollars ($200,000,000.00), including a swingline subfacility for fundings in smaller minimum amounts and on shorter notice in the maximum amount of no less than Ten Million Dollars ($10,000,000.00) at any time outstanding, and also including a subfacility for the issuance of Letters of Credit in the maximum amount of no less than Ten Million Dollars ($10,000,000.00) at any time outstanding.

                  J. Banks are willing, subject to the terms, covenants and conditions hereinafter set forth, to establish in favor of Borrowers a secured revolving line of credit in the initial principal amount of Two Hundred Million Dollars ($200,000,000.00), subject to potential increase of the Aggregate Commitment by an additional amount of up to Two Hundred Million Dollars ($200,000,000.00) as provided in Section 2.15(a) and (b) hereinbelow. Additionally, the Credit Facility will include the L/C Facility, as a subfacility for the issuance of standby and documentary letters of credit by the L/C Issuer in the maximum aggregate amount as set forth in this Credit Agreement in Letters of Credit at any time outstanding and shall further include the Swingline Facility to be funded by the Swingline Lender, as a subfacility in the maximum aggregate amount as set forth in this Credit Agreement at any time outstanding, all on the terms and subject to the conditions, covenants and understandings hereinafter set forth and contained in each of the Loan Documents.

                  NOW, THEREFORE, in consideration of the foregoing, and other valuable considerations as hereinafter described, the parties hereto do promise, covenant and agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01. DEFINITIONS. For the purposes of this Credit Agreement, each of the following terms shall have the meaning specified with respect thereto, unless a different meaning clearly appears from the context:

                  "AGC" shall mean Alton Gaming Company, an Illinois corporation.

                  "AOLI" shall mean Argosy of Louisiana, Inc., a Louisiana corporation.

                  "Access Laws" shall have the meaning set forth in Section 5.23(a).

                  "Adjusted Assets" of the Argosy Consolidation as of any Fiscal Quarter end shall mean Assets less the Minority Asset Adjustment.

                  "Adjusted Cash Flow" as of the end of any Fiscal Quarter shall mean with reference to the Argosy Consolidation:

                  For the Fiscal Quarter under review, together with the most recently ended three (3) preceding Fiscal Quarters, the sum of: (i) Economic EBITDA, less (ii) the aggregate amount of actually paid federal and state taxes on or measured by income, less (iii) Distributions (exclusive of advisory fees paid to Conseco) actually paid (to the extent not included in Adjusted Fixed Charges), less (iv) the sum of:
                  (a) the aggregate amount actually paid for Non-Financed Capital Expenditures at the Argosy Owned Facilities during such period (exclusive of Sioux City Casino Facilities), plus (b) 57.5% of the aggregate amount actually paid for Non-Financed Capital Expenses at the Lawrenceburg Casino Facilities during such period, plus (c) 70% of the aggregate amount actually paid for Non-Financed Capital Expenditures at the Sioux City Casino Facilities during such period.

                  "Adjusted Fixed Charges" of the Argosy Consolidation as of any Fiscal Quarter end shall mean Fixed Charges less the Minority Fixed Charges Adjustment.

                  "Adjusted Funded Debt" of the Argosy Consolidation as of any Fiscal Quarter end shall mean Funded Debt less the Minority Funded Debt Adjustment.

                  "Adjusted Senior Funded Debt" of the Argosy Consolidation as of any Fiscal Quarter end shall mean Senior Funded Debt less the Minority Senior Funded Debt Adjustment.

                  "Adjusted Total Liabilities" of the Argosy Consolidation as of any Fiscal Quarter end shall mean Total Liabilities less the Minority Total Liabilities Adjustment.

                  "Affiliate(s)" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power to:

                           (a) vote ten percent (10%) or more of the equity
                  securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

                           (b) direct or cause the direction of the management
                  and policies of such Person whether by contract or otherwise.

                  "Agent Bank" has the meaning set forth in the Preamble of this Credit Agreement.

                  "Aggregate Commitment" shall mean reference to the aggregate amount committed by Lenders for advance to or on behalf of Borrowers as Borrowings under the Credit Facility in the initial principal amount of Two Hundred Million Dollars ($200,000,000.00) as may be increased by up to the additional principal amount of Two Hundred Million Dollars ($200,000,000.00) as provided in Section 2.15(a) and (b), in each case subject to: (i) the Scheduled Reductions as set forth on the Total Commitment Reduction Schedule, (ii) the limitations for advance as set forth in the definition of Maximum Permitted Balance, and (iii) Voluntary Permanent Reduction as provided in Section 2.01(c).

                  "Aggregate Expenditure Availability" shall mean, as of any date of determination, the lesser of (a) One Hundred Seventy-Five Million Dollars ($175,000,000.00) less the aggregate of Capital Expenditures, Investments and Indebtedness in the following categories for the period of the life of the Bank Facilities, and (b) the Aggregate Expenditure Basket less the aggregate of Capital Expenditures, Investments and Indebtedness in the following categories, for the period of the Fiscal Year in which the date of determination occurs:

                           (i) Investments made under Section 6.07(d), except
                  Investments made in BOSCLP for the purpose of funding Capital Expenditures to the Sioux City Casino Facilities to the extent permitted under Section 6.05;

                           (ii) Capital Expenditures made to the Argosy Owned
                  Facilities during any Fiscal Year in excess of the Maximum Cap Ex Limit, except to the extent permitted under Section 6.05(a);

                          (iii) Capital Expenditures described on the Schedule
                  of Excluded Capital Expenditures;

                           (iv) The amount of Investments made in each
                  Restricted Subsidiary that is redesignated by Borrowers as an Unrestricted Subsidiary;

                           (v) Until the occurrence of the Lawrenceburg
                  Buyout, Non-financed Capital Expenditures at the Lawrenceburg Casino Facilities in excess of (a) Ten Million Dollars ($10,000,000.00) in the aggregate during the first
                  (1st) through fourth (4th) full Fiscal Quarters following the Closing Date; (b) Eleven Million Dollars ($11,000,000.00) in the aggregate during the fifth (5th) through eighth (8th) full Fiscal Quarters following the Closing Date; (c) Twelve Million Dollars ($12,000,000.00) in the aggregate during the ninth (9th) through twelfth
                  (12th) full Fiscal Quarters following the Closing Date; (d) Thirteen Million Dollars ($13,000,000.00) in the aggregate during the thirteenth (13th) through sixteenth (16th) full Fiscal Quarters following the Closing Date; and (e) Fourteen Million Dollars ($14,000,000.00) in the aggregate during the period commencing with the seventeenth Fiscal Quarter following the Closing Date through Bank Facilities Termination; and

                           (vi) Until the occurrence of the Lawrenceburg
                  Buyout, all Indebtedness of IGCLP in excess of Twenty-One Million Dollars ($21,000,000.00), exclusive of Secured Indebtedness and Capital Lease Liabilities to the extent permitted under Section 6.09(b).

                  "Aggregate Expenditure Basket" shall mean Sixty Million Dollars ($60,000,000.00) during any Fiscal Year; provided, however, that commencing with the third (3rd) Fiscal Year following the Closing Date and continuing for each Fiscal Year until Bank Facility Termination (the Fiscal Year in which the Closing Date occurs being deemed the first Fiscal Year) to the extent the Borrower Consolidation uses less than Sixty Million Dollars ($60,000,000.00) in Aggregate Expenditure Availability during any Fiscal Year, the unused amount of Aggregate Expenditure Availability, up to the maximum carryover amount of Thirty Million Dollars ($30,000,000.00), shall be added to the Aggregate Expenditure Basket for the next, but only the next, ensuing Fiscal Year. The amount of any such carryover shall be deemed the first expenditures made during the next ensuing Fiscal Year.

                  "Aggregate Outstandings" shall mean collective reference to the sum of the Funded Outstandings, Swingline Outstandings, Potential L/C Exposure and L/C Exposure as of any given date of determination.

                  "Alton Assignment of Permits, Contracts, Rents and Revenues" shall mean the Assignment of Permits, Contracts, Rents and Revenues to be executed by AGC on or before the Closing Date, whereby AGC assigns to Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer in consideration of the Bank Facilities: (a) all of its right, title and interest under all spaceleases and equipment leases and contracts relating to the Alton Casino Facilities, (b) all of its right, title and interest in and to all permits, licenses and contracts relating to the Alton Casino Facilities, except those gaming permits and licenses which are unassignable, and (c) all rents, issues, profits, revenues and income from the operation of the Alton Casino Facilities, together with any and all future expansions thereof, related thereto or used in connection therewith, as such assignment may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Alton Belle II" shall mean that vessel known as Alton Belle Casino II, Official No. 992563.

                  "Alton Belle II Ship Mortgage" shall mean the First Preferred Ship Mortgage to be executed by AGC on or before the Closing Date wherein AGC, as owner and mortgagor, grants a mortgage lien in favor of Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer, in and to Alton Belle II, as such ship mortgage may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Alton Casino Facilities" shall mean the riverboat casino business and related activities conducted by AGC on the Alton Vessel and on the Alton Real Property and all improvements now or hereafter situate thereon.

                  "Alton Development Agreement" shall mean that certain Agreement under date of April 18, 1991 by and between the City of Alton, Illinois and the Alton Riverboat Gambling Partnership (the predecessor in interest to AGC), pursuant to which, among other things, AGC constructed various improvements to the Alton Real Property and was granted the Alton Easement, as such agreement has been extended and is it may hereafter be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Alton Development Agreement Estoppel Certificate" shall mean that certain Estoppel Certificate to be executed by the City of Alton, Illinois as of the Closing Date pursuant to which the City of Alton, Illinois represents to Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer, among other things, that: (i) the Alton Development Agreement is in full force and effect; (ii) there are no defaults existing under the Alton Development Agreement; and (iii) the City of Alton, Illinois acknowledges that AGC is entitled to assign its interest under the Alton Easement pursuant to the Assignment of Alton Development Agreement.

                  "Alton Easement" shall mean the easement for use of the Alton Real Property which is granted to AGC under the Alton Development Agreement.

                  "Alton Landing" shall mean that vessel known as Alton Landing, Official No. 559023.

                  "Alton Landing Ship Mortgage" shall mean the First Preferred Ship Mortgage to be executed by AGC on or before the Closing Date wherein AGC, as owner and mortgagor, grants a mortgage lien in favor of Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer, in and to Alton Landing, as such ship mortgage may be amended, supplemented or otherwise modified from time to time.

                  "Alton Real Property" shall mean that real property which is particularly described by "Exhibit P" attached hereto, which real property is subject to, and used by AGC, as the Alton Easement in accordance with the terms and conditions of the Alton Development Agreement.

                  "Alton Vessel" shall mean collective reference to Alton Belle II and to any other documented or undocumented vessels, barges watercraft or floating structures which may be utilized by AGC, as of the Closing Date or thereafter, in the operation of its riverboat casino business at, or in connection with, the Alton Real Property.

                  "Annualized EBITDA" shall mean with reference to EBITDA realized by each Restricted Subsidiary in each applicable Restricted Subsidiary Venture, as of the last day of each Fiscal Quarter (a) EBITDA for the fiscal period consisting of that Fiscal Quarter and the three (3) immediately preceding Fiscal Quarters, or (b) with respect to any such fiscal period in which the applicable Restricted Subsidiary Venture has been open for business to the public for at least one (1) full Fiscal Quarter but less than four (4) full Fiscal Quarters, such amount as is necessary to reflect the annualization of EBITDA attributable to the applicable Restricted Subsidiary using the following calculations:

                           (i) if the applicable Restricted Subsidiary
                   Venture has been open for business to the public for one
                   (1) full Fiscal Quarter, the applicable Restricted Subsidiary EBITDA for that Fiscal Quarter shall be multiplied by four (4);

                           (ii) if the applicable Restricted Subsidiary
                   Venture has been open for business to the public for two
                   (2) full Fiscal Quarters, the applicable Restricted Subsidiary EBITDA for those Fiscal Quarters shall be multiplied by two (2); and

                           (iii) if the applicable Restricted Subsidiary
                   Venture has been open for business to the public for three
                   (3) full Fiscal Quarters, the applicable Restricted Subsidiary EBITDA for those Fiscal Quarters shall be multiplied by four-thirds (4/3).

                  "Applicable Margin" means for any Base Rate Loan or LIBOR Loan during the period commencing on the Closing Date and continuing until the Maturity Date, the applicable percentage amount to be added to the Base Rate or LIBO Rate, as the case may be, as set forth in Table One below in each instance based on the Total Leverage Ratio calculated with regard to the Argosy Consolidation as of each Fiscal Quarter end, any change in the applicable percentage amount by reason thereof to be effective as of the 1st day of the third (3rd) month immediately following each such Fiscal Quarter end:

----------------------------------------------------------------------------------------------------------
                                                                 TABLE ONE                      TABLE TWO
----------------------------------------------------------------------------------------------------------
                                                                             LIBO
                                                       BASE RATE             RATE              COMMITMENT
                TOTAL LEVERAGE RATIO                     MARGIN              MARGIN            PERCENTAGE
----------------------------------------------------------------------------------------------------------
Greater than 4.25 to 1.00 but less than or equal         1.500%              2.750%              0.50%
to 4.75 to 1.00
----------------------------------------------------------------------------------------------------------
Greater than 3.75 to 1.00 but less than or equal         1.250%              2.500%              0.375
to 4.25 to 1.00
----------------------------------------------------------------------------------------------------------
Greater than 3.25 to 1.0 but less than or equal          1.000%              2.250%              0.375%
to 3.75 to 1.00
----------------------------------------------------------------------------------------------------------
Greater than 2.75 to 1.0 but less than or equal          0.750%              2.000%               0.250%
to 3.25 to 1.00
----------------------------------------------------------------------------------------------------------
Greater than 2.00 to 1.0 but less than or equal          0.500%              1.750%               0.250%
to 2.75 to 1.00
----------------------------------------------------------------------------------------------------------
Less than or equal to 2.00 to 1.00                       0.250%              1.500%               0.250%
----------------------------------------------------------------------------------------------------------

                  "Argosy" shall mean Argosy Gaming Company, a Delaware corporation.

                  "Argosy I" shall mean that vessel known as Argosy I, Official No. 693321.

                  "Argosy I Ship Mortgage" shall mean the First Preferred Ship Mortgage to be executed by AGC on or before the Closing Date wherein AGC, as owner and mortgagor, grants a mortgage lien in favor of Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer, in and to Argosy I, as such ship mortgage may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Argosy III" shall mean that vessel known as Argosy III, Official No. 1023758.

                  "Argosy III Ship Mortgage" shall mean the First Preferred Ship Mortgage to be executed by CQP on or before the Closing Date wherein CQP, as owner and mortgagor, grants a mortgage lien in favor of Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer, in and to Argosy III, as such ship mortgage may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Argosy IV" shall mean that vessel known as Argosy IV, Official No. 1024067.

                  "Argosy IV Ship Mortgage" shall mean the First Preferred Ship Mortgage to be executed by MGC on or before the Closing Date wherein MGC, as owner and mortgagor, grants a mortgage lien in favor of Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer, in and to Argosy IV, as such ship mortgage may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Argosy V" shall mean that vessel known as Argosy V, Official No. 972895.

                  "Argosy V Ship Mortgage" shall mean the First Preferred Ship Mortgage to be executed by IGC on or before the Closing Date wherein IGC, as owner and mortgagor, grants a mortgage lien in favor of Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer, in and to Argosy V, as such ship mortgage may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Argosy VI" shall mean that vessel known as Argosy VI, Official No. 1054147.

                  "Argosy VI Ship Mortgage" shall mean the First Preferred Ship Mortgage to be executed by IGCLP as of the Level Two Commitment Increase Effective Date, or upon the closing of the Level Two Term Loan, as the case may be, wherein IGCLP, as owner and mortgagor, grants a mortgage lien in favor of Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer, in and to Argosy VI, as such ship mortgage may be amended, supplemented or otherwise modified from time to time.

                  "Argosy Consolidation" shall mean collective reference to the Borrower Consolidation, IGCLP and BOSCLP on a consolidated basis, without regard to any Unrestricted Subsidiary or other Affiliate of any of them.

                  "Argosy Dividends" shall mean collective reference to any and all Cash dividends or Distributions to any stockholder of Argosy by reason of its capital stock (common or preferred) in Argosy, including, without limitation, Share Repurchases.

                  "Argosy Owned Facilities" shall mean collective reference to the Hotel/Casino Facilities, exclusive of the Lawrenceburg Casino Facilities until the occurrence of the Lawrenceburg Buyout, together with each Restricted Subsidiary Venture.

                  "Assets" shall mean the total assets of the Argosy Consolidation determined in accordance with GAAP.

                  "Assignment and Assumption Agreement" shall mean the document evidencing an assignment of a Syndication Interest by any Lender to an Eligible Assignee in the form of the Assignment, Assumption and Consent Agreement marked "Exhibit L", affixed hereto and by this reference incorporated herein and made a part hereof.

                  "Assignment of Alton Development Agreement" shall mean that Assignment of Development Agreement to be executed by AGC on or before the Closing Date pursuant to which, among other things, AGC assigns a present interest in the Alton Development Agreement to Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer in consideration of the Bank Facilities.

                  "Assignments" shall mean a collective reference to the Alton Assignment of Permits, Contracts, Rents and Revenues, the Baton Rouge Assignment of Permits, Contracts, Rents and Revenues, the Riverside Assignment of Permits, Contracts, Rents and Revenues, the Sioux City Assignment of Permits, Contracts, Rents and Revenues, and the Assignment of Alton Development Agreement.

                  "Assumption and Consent Agreement" shall mean the document evidencing an increase of the Aggregate Commitment and assumption of such increase by a Lender or Eligible Assignee in the form of the Assumption and Consent Agreement marked "Exhibit K", affixed hereto and by this reference incorporated herein and made a part hereof.

                   "Authorized Representative(s)" shall mean, relative to the Borrowers, those of the respective officers whose signatures and incumbency shall have been certified to Agent Bank and the Banks as required by and defined in Section 3.07 of the Credit Agreement with the authority and responsibility to deliver Notices of Borrowing, Continuation/Conversion Notices, Pricing Certificates, Notices of Swingline Advances, requests for the issuance of Letters of Credit and all other requests, notices, reports, consents, certifications, actions and authorizations on behalf of Borrowers, or any of them.

                  "Available Borrowings" shall mean, at any time, and from time to time, the aggregate amount available to Borrowers for a Borrowing, a Swingline Advance or issuance of a Letter of Credit not exceeding the amount of the Maximum Availability, as of each date of determination.

                  "BOSCLP" shall mean Belle of Sioux City, L.P., an Iowa limited partnership.

                  "BOSCLP Partnership Agreement" shall mean the Agreement of Limited Partnership of Belle of Sioux City, L.P. dated as of December 1, 1994, by and between IGC, as the general partner and Sioux City Riverboat Corp. as the limited partner.

                  "Bank Facilities" shall mean collective reference to the Credit Facility, Swingline Facility and L/C Facility.

                  "Bank Facility Termination" or "Bank Facilities Termination" shall mean indefeasible payment in full of all sums owing under the Notes and each of the other Loan Documents, the occurrence of the Stated Expiry Date or other termination of all outstanding Letters of Credit, and the irrevocable termination of the obligation to advance Borrowings, to advance Swingline Advances and to issue Letters of Credit.

                  "Banking Business Day" means (a) with respect to any Borrowing, payment or rate determination of LIBOR Loans, a day, other than a Saturday or Sunday, on which Agent Bank is open for business in San Francisco and on which dealings in Dollars are carried on in the London interbank market, and (b) for all other purposes any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the States of Illinois, California, Nevada and/or New York, or is a day on which banking institutions located in California, Nevada and/or New York are required or authorized by law or other governmental action to close.

                  "Bankruptcy Code" shall mean the United States Bankruptcy Code, as amended, 11 U.S.C. Section 101, ET SEQ.

                  "Banks" shall have the meaning set forth in the Preamble to this Credit Agreement.

                  "Base Rate" shall mean, as of any date of determination, the rate per annum equal to the higher of (a) the Prime Rate in effect on such date and (b) the Federal Funds Rate in effect on such date plus one-half of one percent (1/2 of 1%) (fifty basis points).

                  "Base Rate Loan" shall mean reference to that portion of the unpaid principal balance of the Credit Facility bearing interest with reference to the Base Rate plus the Applicable Margin.

                  "Baton Rouge Assignment of Permits, Contracts, Rents and Revenues" shall mean the Assignment of Permits, Contracts, Rents and Revenues to be executed by AOLI, Jazz and CQP on or before the Closing Date, whereby AOLI, Jazz and CQP assign to Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer in consideration of the Bank Facilities:
(a) all of their right, title and interest under all spaceleases and equipment leases and contracts relating to the Baton Rouge Casino Facilities,
(b) all of their right, title and interest in and to all permits, licenses and contracts relating to the Baton Rouge Casino Facilities, except those gaming permits and licenses which are unassignable, and (c) all rents, issues, profits, revenues and income from the operation of the Baton Rouge Casino Facilities, together with any and all future expansions thereof, related thereto or used in connection therewith, as such assignment may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Baton Rouge Casino Facilities" shall mean the riverboat casino business and related activities conducted by CQP on the Baton Rouge Vessel and on the Baton Rouge Real Property and all improvements now or hereafter situate thereon.

                  "Baton Rouge Collateral Assignment" shall mean that certain Collateral Assignment of Loan Documents to be executed by Argosy and Agent Bank pursuant to which the instruments securing performance under the Intercompany Notes from Jazz to Argosy are collaterally assigned to Agent Bank as security for the Bank Facilities and all other sums which may be owing by Borrowers to the Banks from time to time under the Credit Agreement as such assignment may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Baton Rouge Development Agreement" shall mean that certain Contract under date of September 21, 1994 by and among the City of Baton Rouge, Louisiana, the Parish of East Baton Rouge (collectively, the "City-Parish") and Jazz pursuant to which, among other things, Jazz agreed to construct certain improvements on the Baton Rouge Real Property and also agreed that certain payments would be made to the City-Parish in connection with operation of a riverboat gaming business in connection with the Baton Rouge Real Property.

                  "Baton Rouge Fee Property" shall mean that portion of the Baton Rouge Real Property which is designated as Parcel I, Parcels II A through II F, Parcel III Tract A, Parcel III Tract B-2 and Parcels IV through XV on Exhibit T attached hereto and incorporated by reference herein.

                  "Baton Rouge Hotel Property" shall mean the unimproved real property more particularly described on that certain exhibit marked "Exhibit S", affixed hereto, to be contributed by the Borrower Consolidation to an Unrestricted Subsidiary or other Person which is not a member of the Borrower Consolidation for the development and operation of a hotel on such land.

                  "Baton Rouge Lease Property" shall mean those portions of the Baton Rouge Real Property which are designated as Parcels II G and II H, Parcel III Tract B-1, and Parcels XVI and XVII, on Exhibit T attached hereto and incorporated by reference herein.

                  "Baton Rouge Mortgage" shall mean that certain Mortgage of Jazz Enterprises, Inc., Argosy of Louisiana, Inc. and Catfish Queen Partnership in Commendam to Secure Present and Future Indebtedness, Assignment of Leases and Rents, Security Agreement and Fixture Filing to be executed by AOLI, Jazz and CQP as of the Closing Date in favor of Agent Bank, on behalf of the Lenders, the Swingline Lender and the L/C Issuer, encumbering the Baton Rouge Real Property and other Collateral therein described for the purpose of securing the Bank Facilities and all other sums which may be owing by Borrowers to the Banks from time to time under the terms of the Credit Agreement, as it may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Baton Rouge Parking Lot Lease" shall mean that certain Contract of Lease with Option to Renew and Right of First Refusal, under date of October 19, 1995, by and between Phillips Connel Witter, as lessor, and CQP, as lessee, pursuant to which CQP is granted a leasehold interest in the Baton Rouge Parking Lot Parcel.

                  "Baton Rouge Parking Lot Parcel" shall mean that portion of the Baton Rouge Real Property which is designated as Parcel XVII on Exhibit T attached hereto and incorporated by reference herein.

                  "Baton Rouge Real Property" shall mean that real property which is particularly described by "Exhibit T" attached hereto and incorporated by reference herein (except that, after the Baton Rouge Hotel Property has been released as Collateral under the

Security Documentation in accordance with Section 5.06, it shall no longer be part of the Baton Rouge Real Property).

                  "Baton Rouge Vessel" shall mean collective reference to Argosy III and to any other documented or undocumented vessels, barges, watercraft or floating structures which may be utilized by CQP, as of the Closing Date or thereafter, in the operation of its riverboat casino business at, or in connection with, the Baton Rouge Real Property.

                  "Borrower Consolidation" shall mean collective reference to Borrowers and each Restricted Subsidiary on a consolidated basis, without regard to any Unrestricted Subsidiary or other Affiliate.

                  "Borrowers" shall have the meaning ascribed to such term in the Preamble of this Credit Agreement.

                  "Borrowing(s)" shall mean the Closing Disbursement and such amounts as Borrowers may request by Notice of Borrowing to Agent Bank from time to time to be advanced under the Credit Facility in accordance with the provisions of Section 2.03 or at the request of Agent Bank pursuant to
Section 2.08 or Section 2.09.

                  "Breakage Charges" shall have the meaning ascribed to such term in Section 2.07(c) of the Credit Agreement.

                  "CQP Partnership Agreement" shall mean that certain Amended and Restated Articles of Partnership in Commendam of Catfish Queen Partnership in Commendam, executed under date of September 21, 1994, by AOLI, as general partner, and by Jazz as partner in commendam.

                  "Capital Expenditures" shall mean, for any period, without duplication, the aggregate of all expenditures (whether paid in cash or accrued as liabilities during that period and including Capitalized Lease Liabilities) by the Borrower Consolidation during such period that, in conformity with GAAP, are required to be included in or reflected by the property, plant or equipment or similar fixed or capital asset accounts reflected in the consolidated balance sheet of the Borrower Consolidation (including equipment which is purchased simultaneously with the trade-in of existing equipment owned by Borrowers to the extent of (a) the gross amount of such purchase price LESS (b) the cash proceeds of trade-in credit of the equipment being traded in at such time), but excluding capital expenditures made in connection with the replacement or restoration of assets, to the extent reimbursed or refinanced from insurance proceeds paid on account of the loss of or damage to the assets being replaced or restored, or from awards of compensation arising from the taking by condemnation of or the exercise of the power of eminent domain with respect to such assets being replaced or restored.

                  "Capital Proceeds" shall mean the Net Proceeds (after deducting all reasonable expenses incurred in connection therewith) available to Borrowers in excess of Five Million Dollars ($5,000,000.00) in the aggregate during any Fiscal Year from (i) partial or total condemnation or destruction of any part of the Collateral, (ii) insurance proceeds (other than rent insurance and business interruption insurance) received in connection with damage to or destruction of the Collateral, and (iii) the sale or other disposition of any portion of the Collateral in accordance with the provisions of this Credit Agreement (not including, however, any proceeds received by Borrowers, or any of them, from a sale, condemnation, damage or destruction of FF&E or other personal property if such FF&E or other personal property is replaced by items of equivalent value and utility, in each case such exclusion to apply only during any period in which no Default in the payment of any principal or interest owing under the terms of the Bank Facilities or an Event of Default has occurred and is continuing).

                  "Capitalized Lease Liabilities" means all monetary obligations of the Borrowers, or any of them, under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Credit Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

                  "Cash" shall mean, when used in connection with any Person, all monetary and non-monetary items owned by that Person that are treated as cash or the equivalent of cash in accordance with GAAP, consistently applied.

                  "Cash Collateral Account" shall mean the restricted depository savings account to be established by Borrowers or Agent Bank on behalf of Borrowers with L/C Issuer at its offices located at One East First Street, Reno, Nevada, or at such other office located in the United States as may be designated from time to time by L/C Issuer, for the purpose of depositing cash collateral for the aggregate L/C Exposure upon the occurrence of any Event of Default.

                  "Cash Collateral Pledge Agreement" shall mean the Pledge and Assignment of Savings Account Agreement to be executed by Borrowers in favor of L/C Issuer as of the Closing Date as the same may be amended or modified from time to time under the terms of which all sums held from time to time in the Cash Collateral Account are pledged in favor of L/C Issuer to secure repayment of any funding required under any outstanding Letters of

Credit, a copy of which Cash Collateral Pledge Agreement is marked "Exhibit M", affixed hereto and by this reference incorporated herein and made a part hereof.

                  "Cash Equivalents" shall mean, when used in connection with any Person, that Person's Investments in:

                           (a) Government Securities maturing within one (1)
                  year after the date of the making of the Investment;

                           (b) readily marketable direct obligations of any
                  State of the United States of America given on the date of such Investment a credit rating of at least Aa by Moody's Investors Service, Inc. or AA by Standard & Poor's Corporation, in each case maturing within one (1) year from the making of the Investment;

                           (c) certificates of deposit issued by, bank
                  deposits in, eurodollar deposits through, bankers' acceptances of, and repurchase agreements covering Government Securities executed by, any Lender or, if not a Lender, any bank incorporated under the laws of the United States of America or any State thereof and having on the date of such Investment combined capital, surplus and undivided profits of at least Two Hundred Fifty Million Dollars ($250,000,000.00), or total assets of at least Five Billion Dollars ($5,000,000,000.00), in each case maturing within one (1) year after the date of the making of the Investment;

                           (d) certificates of deposit issued by, bank
                  deposits in, eurodollar deposits through, bankers' acceptances of, and repurchase agreements covering Government Securities executed by, any branch or office located in the United States of America of a bank incorporated under the laws of any jurisdiction outside the United States of America having on the date of such Investment combined capital, surplus and undivided profits of at least Five Hundred Million Dollars ($500,000,000.00), or total assets of at least Fifteen Billion Dollars ($15,000,000,000.00) in each case maturing within one year after the date of the making of the Investment;

                           (e) repurchase agreements covering Government
                  Securities executed by a broker or dealer registered under
                  Section 15(b) of the Securities Exchange Act of 1934 having on the date of the Investment capital of at least One Hundred Million Dollars ($100,000,000.00), maturing within thirty (30) days after the date of the making of the Investment; PROVIDED that the maker of the Investment receives written confirmation of the transfer to it of record ownership of the Government Securities on the books of a "primary dealer" in such Government Securities on the books of such registered broker or dealer, as soon as practicable after the making of the Investment;

                           (f) readily marketable commercial paper of
                  corporations doing business in and incorporated under the laws of the United States of America or any State thereof or of any corporation that is the holding company for a bank described in clauses (c) or (d) above given on the date of such Investment a credit rating of at least P-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation, in each case maturing within three hundred sixty-five (365) days after the date of the making of the Investment;

                           (g) "money market preferred stock" issued by a
                  corporation incorporated under the laws of the United
                  States   of America or any State thereof given on the date
                  of such Investment a credit rating of at least Aa by Moody's Investors Service, Inc. or AA by Standard & Poor's Corporation, in each case having an investment period not to exceed fifty (50) days; PROVIDED that (i) the amount of all such Investments issued by the same issuer does not exceed Five Million Dollars ($5,000,000.00) and (ii) the aggregate amount of all such Investments does not exceed Fifteen Million Dollars ($15,000,000.00); and

                           (h) a readily redeemable "money market mutual
                  fund" advised by a bank described in clauses (c) or (d) hereof, or an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, that has and maintains an investment policy limiting its investments primarily to instruments of the types described in clauses
                  (a) through (g) hereof and having on the date of such Investment total assets of at least One Billion Dollars ($1,000,000,000.00).

                  "Centaur" shall mean Centaur, Inc., an Indiana corporation.

                  "Change in Control" shall mean the date on which:

                           (a) Any "person" or "group" (as such terms are
                  defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) other than William F. Cellini, F. Lance Callis, Jimmy F. Gallagher, William J. Enery, John B. Pratt, Sr., James S. Connors and Stephanie Pratt, each of such Person's immediate family or a trust or similar entity existing solely for the benefit of such Person or such Person's immediate family, own or control, more than forty percent (40%) of the common voting stock of Argosy; or

                           (b) During any period of twenty-four (24)
                  consecutive months commencing after the Closing Date, individuals who at the beginning of such period constituted Argosy's Board of Directors (together with any new or replacement directors whose election by Argosy's Board of Directors or whose nomination for election by Argosy's shareholders, was approved by a vote of at least a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; or

                           (c) Argosy fails to own, directly or indirectly,
                  one hundred percent (100%) of the capital stock interests of MGC, AGC, IGC, Jazz, AOLI and TIGC or members of the Borrower Consolidation fail to own one hundred percent (100%) of the partnership interests in CQP.

                  "Closing Certificate" shall have the meaning ascribed to such term in Section 3.07.

                  "Closing Date" shall mean the date upon which: (i) each condition precedent required under Article IIIA of this Credit Agreement has been satisfied or waived and (ii) the Security Documentation has been filed and/or recorded in accordance with and in the manner required herein and by the Agent Bank, or such other date as to which Agent Bank and Borrowers agree in writing.

                  "Closing Disbursement" shall have the meaning set forth in
Section 2.02(a).

                  "Closing Instructions" shall mean the Closing Instructions to be given by Agent Bank to Title Company at or prior to the Closing Date setting forth the requirements of Lenders for the issuance of the Title Insurance Policies and other conditions for the closing of the Credit Facilities, as may be amended or modified prior to the Closing Date to the reasonable satisfaction of Agent Bank.

                  "Collateral" shall mean collective reference to all of Borrowers' right, title and interest in and to: (i) all of the Alton Casino Facilities, the Riverside Casino Facility, Baton Rouge Casino Facility, the Vessels and the personal property, FF&E, contract rights, leases, intangibles and other interests of the Borrowers in the Hotel/Casino Facilities, and each of them, which are subject to the liens, pledges and security interests created by the Security Documentation; (ii) all rights of the Borrowers, or any of them, assigned and/or pledged as additional security pursuant to the terms of the Loan Documents and Security Documentation; and (iii) any and all other property and/or intangible rights, interest or benefits inuring to or in favor of the Borrowers, or any of them, which are in any manner assigned, pledged, encumbered or otherwise hypothecated in favor of Banks or Agent Bank on behalf of Lenders to secure payment of the Credit Facility.

                  "Collateral Real Properties" shall mean collective reference to the real properties, improvements and associated FF&E which are pledged and encumbered as Collateral securing repayment of the Bank Facilities, which shall consist of the Alton Casino Facilities, the Riverside Casino Facilities, and the Baton Rouge Casino Facilities, together with any other real property or interests therein which may be held by Agent Bank from time to time to secure repayment of the Bank Facilities.

                  "Commercial L/C Fee" shall have the meaning set forth in
Section 2.10(c) of this Credit Agreement.

                  "Commercial Letter(s) of Credit" shall mean a letter or letters of credit issued by L/C Issuer pursuant to Section 2.09 of this Credit Agreement for the purpose of assuring payment for goods or equipment supplied to Borrowers, or any of them.

                  "Commitment Fee" shall have the meaning ascribed to such term in Section 2.10(b) of this Credit Agreement.

                  "Commitment Increases" shall mean collective reference to the Level One Commitment Increase and the Level Two Commitment Increase.

                  "Commitment Percentage" shall mean the per annum percentage to be used in the calculation of the Commitment Fee based on the Leverage Ratio of the Borrower Consolidation, determined as set forth in Table Two of the definition of Applicable Margin.

                  "Compliance Certificate" shall mean a compliance certificate as described in Section 5.08(a)(v) substantially in the form of "Exhibit F", affixed hereto and by this reference incorporated herein and made a part hereof to be completed and signed by an Authorized Representative.

                  "Conseco" shall mean Conseco Entertainment, L.L.C., an Indiana limited liability company.

                  "Conseco IGCLP Loans" as of any date of determination, shall mean collective reference to the unpaid balance of principal owing by IGCLP to Conseco on each

"Capital Loan" (as defined in the IGCLP Partnership Agreement) made by Conseco to the IGCLP.

                  "Consent Solicitation" shall have the meaning set forth in Recital Paragraph G.

                  "Consent Solicitation Consideration" shall mean the aggregate amount to be paid to the holders of the First Mortgage Notes in consideration of the amendments to the Senior Indenture and Senior Indenture Security Documents pursuant to the Consent Solicitation and in accordance with the terms of the Purchase/Solicitation Statement.

                  "Contingent Liability(ies)" shall mean, as to any Person, any obligation of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness, leases or dividends ("primary obligations") of any other Person (the "primary obligor") (other than Indebtedness of the Borrower Consolidation, or any of them) in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (by means of loans, capital contributions or otherwise) (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or support the solvency or level of any balance sheet item of the primary obligor or any "keep well," "make well" or other arrangement of whatever nature given for the purpose of assuring or holding harmless an obligee against loss with respect to any obligation of such primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation,
(d) to make payment in respect of any net liability arising in connection with any Interest Rate Hedges, foreign currency exchange agreement, commodity hedging agreement or any similar agreement or arrangement in any such case if the purpose or intent of such agreement is to provide assurance that such primary obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such primary obligation will be protected (in whole or in part) against loss in respect thereof or (e) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Liability shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Liability shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Liability is made (unless the Contingent Liability is limited by its terms to a lesser amount, in which case to the extent of such amount) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by Borrowers in good faith, PROVIDED that
(y) the amount of any Contingent Liability consisting of a completion guaranty shall be deemed to be zero unless and until Borrowers' independent auditors have quantified the amount of the exposure thereunder (and thereafter shall be deemed to be the amount so quantified from time to time), and (z) the amount of any Contingent Liability consisting of Interest Rate Hedges or of a "keep-well", "make well" or other similar arrangement shall be deemed to be zero unless and until either Borrower or any Restricted Subsidiary is required to make payment with respect thereto (and shall thereafter be deemed during the relevant period to be the amount required to be paid and after paid in full, zero).

                  "Continuation/Conversion Notice" shall mean a notice of continuation or conversion of or to a LIBOR Loan and certificate duly executed by an Authorized Representative, substantially in the form of that certain exhibit marked "Exhibit D", affixed hereto and by this reference incorporated herein and made a part hereof.

                  "Convert, Conversion and Converted" shall refer to a Borrowing at or continuation of a particular interest rate basis or conversion of one interest rate basis to another pursuant to Section 2.05(c).

                  "Convertible Notes" shall have the meaning set forth in Recital Paragraph D.

                  "Convertible Notes Indenture" shall have the meaning set forth in Recital Paragraph D.

                  "Corporate Borrowers" shall have the meaning set forth in
Section 3.05.

                  "Credit Agreement" shall mean this Credit Agreement executed by and among Borrowers and Banks setting forth the terms and conditions of the Credit Facility, Swingline Facility and L/C Facility, together with all Schedules, Exhibits and other attachments thereto, as the same may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Credit Facility" shall mean the agreement of Lenders to fund a revolving line of credit, subject to the terms and conditions set forth in this Credit Agreement and the Revolving Credit Note, up to the Maximum Permitted Balance.

                  "Default" shall mean the occurrence or non-occurrence, as the case may be, of any event that with the giving of notice or passage of time, or both, would become an Event of Default.

                  "Default Rate" shall have the meaning set forth in Section 2.11(b) with respect to defaults occurring under the Notes and shall mean the Base Rate plus the then Applicable Margin plus two percent (2%) per annum for all other purposes.

                  "Defaulting Lender" means any Lender which fails or refuses to perform its obligations under the Credit Facility within the time period specified for performance of such obligation or, if no time frame is specified, if such failure or refusal continues for a period of five (5) Banking Business Days after notice from Agent Bank.

                  "Defeasance Account" shall mean the irrevocable special purpose restricted account to be established by Borrowers with the Defeasance Custodian pursuant to the Defeasance Account Agreement into which the Defeasance Consideration shall be deposited on or before the Closing Date.

                  "Defeasance Account Agreement" shall mean the Irrevocable Special Purpose Restricted Account, Control and Security Agreement to be executed by and among Borrowers, as trustors, the Defeasance Custodian and Agent Bank as of the Closing Date, as the same may be amended, modified, supplemented, extended, renewed or restated from time to time, a copy of which is marked "Exhibit H", affixed hereto, under the terms of which: (a) the Defeasance Consideration is irrevocably deposited into the Defeasance Account for the sole and exclusive purposes of: (i) paying when due all accrued interest under the Outstanding First Mortgage Notes, and (ii) paying all principal and premium necessary to redeem and pay in full the Outstanding First Mortgage Notes on or before July 1, 2000, and (b) all sums held from time to time in the Defeasance Account are pledged in favor of Agent Bank to secure repayment of the Bank Facilities.

                  "Defeasance Consideration" shall mean the Cash to be deposited with the Defeasance Custodian in the Defeasance Account in an aggregate amount, calculated to the satisfaction of Agent Bank, sufficient to fully pay all principal, premium and interest owing under the Outstanding First Mortgage Notes and the Senior Indenture as the same become due from time to time subsequent to the Closing Date and in connection with the full payment and redemption of the Outstanding First Mortgage Notes on or before July 1, 2000.

                  "Defeasance Custodian" shall mean Wells Fargo Bank, National Association, in its capacity as custodian and intermediary under the Defeasance Account Agreement.

                  "Defeased Debt" shall mean the Indebtedness evidenced by the Outstanding First Mortgage Notes and Senior Indenture following the occurrence of the First Mortgage Notes Redemption and the First Mortgage Notes Defeasance.

                  "Designated Deposit Account" shall mean a deposit account to be maintained by Borrowers with Agent Bank, as from time to time designated in writing by an Authorized Representative.

                  "Development Agreements" shall mean collective reference to the Alton Development Agreement, the Riverside Development Agreement, the Baton Rouge Development Agreement, the Sioux City Development Agreement and the Lawrenceburg Development Agreement.

                  "Distributions" shall mean and collectively refer to any and all management fees (including, without limitation, all management, consulting and financial advisory fees paid to the holders of Minority Interest Percentages), payments, advances or other distributions, fees or compensation of any kind or character whatsoever, other than within the Borrower Consolidation, but shall not include consideration paid for financial consulting services incurred in connection with the Bank Facilities and Subordinated Debt and for tangible and intangible assets in an arms length exchange for fair market value, trade payments made and other payments for liabilities incurred in the ordinary course of business or compensation to officers, directors and employees of Borrowers in the ordinary course of business or compensation to consultants paid in an arms length transaction for fair market value for the purpose of pursuing or investigating prospective business opportunities.

                  "EBITDA" shall mean with reference to any Person, for any fiscal period under review, the sum of (i) Net Income for that period, plus
(ii) any extraordinary loss reflected in such Net Income, minus (iii) any extraordinary gain reflected in such Net Income, plus (iv) Interest Expense for that period, plus (v) the aggregate of amortization of fees and expenses incurred and paid in connection with the closing of the Bank Facilities, the New Indenture and issuance of the Senior Subordinated Notes, the Commitment Increases and/or Term Loans described in Section 2.15 and Subordinated Debt to the extent not included in (iv) above as Interest Expense, plus (vi) the aggregate amount of federal and state taxes on or measured by income for that period (whether or not payable during that period), plus (vii) depreciation, amortization, pre-opening and all other non-cash expenses for that period (including, without limitation, any adjustments to the book value of AOLI, Jazz or CQP relating to the Baton Rouge Casino Facility), in each case determined in accordance with GAAP and, in the case of items (ii), (iv), (v),
(vi) and (vii), only to the extent deducted in the determination of Net Income for that period.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "Economic EBITDA" with reference to the Argosy Consolidation as of any Fiscal Quarter end shall mean EBITDA (including Annualized EBITDA of each applicable Restricted Subsidiary) less the Minority EBITDA Adjustment, in each case determined for the Fiscal Quarter under review and the three (3) immediately preceding Fiscal Quarters.

                  "Eligible Assignee" means (a) another Lender, (b) with respect to any Lender, any Affiliate of that Lender, (c) any commercial bank having a combined capital and surplus of Fifty Million Dollars ($50,000,000.00) or more that is (i) organized under the Laws of the United States of America, any State thereof or the District of Columbia or (ii) organized under the Laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of such a country, PROVIDED that (A) such bank is acting through a branch or agency located in the United States of America and (B) such Bank is otherwise exempt from withholding of tax on interest and delivers Form 1001 or Form 4224 at the time of any assignment, (d) a financial institution which is an accredited investor as defined by the Securities Act of 1934 and is otherwise exempt from withholding tax on interest at the time of any assignment, and (e) with respect to such commercial bank or financial institution as described in (a) through (d) above, no finding of unsuitability has been made or determined by any Gaming Authority.

                  "Eligible Subparticipant" shall mean: (i) any Eligible Assignee, and (ii) any other Person which is a bank, savings and loan association or other financial or lending institution which has not been found unsuitable as a lender by any Gaming Authority.

                    "Eligible Term Lender" shall mean: (i) any Eligible Subparticipant, and (ii) any other Person that is not a Related Entity which has not been found unsuitable as a lender by any Gaming Authority.

                  "Environmental Certificate" shall mean the Certificate and Indemnification Regarding Hazardous Materials to be executed by Borrowers on or before the Closing Date and delivered to Agent Bank as a further inducement to the Banks to establish the Bank Facilities, as it may be amended, modified, extended, renewed or restated from time to time.

                  "Equity Offering" shall mean the issuance and sale of additional shares of common voting stock by Argosy to the public after the Closing Date in exchange for Cash or Cash Equivalents.

                  "Event of Default" shall mean any event of default as defined in Section 7.01 hereof.

                  "Excess Capital Proceeds" shall have the meaning ascribed to such term in Section 5.01 of this Credit Agreement.

                  "Exchange Senior Subordinated Notes" shall have the meaning set forth in Recital Paragraph F.

                  "FF&E" shall mean collective reference to any and all furnishings, fixtures and equipment, including, without limitation, all gaming devices, slots and associated equipment, which have been installed or are to be installed and used in connection with the operation of the Hotel/Casino Facilities and those items of furniture, fixtures and equipment which have been purchased or leased or are hereafter purchased or leased by Borrowers, or any of them, in connection with the Hotel/Casino Facilities.

                  "FIRREA" shall mean the Financial Institutions Reform, Recovery and Enforcement Act of 1989.

                  "Federal Funds Rate" means, as of any date of determination, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such date opposite the caption "Federal Funds (Effective)". If for any relevant date such rate is not yet published in H.15(519), the rate for such date will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any successor, the "Composite 3:30 p.m. Quotation") for such date under the caption "Federal Funds Effective Rate". If on any relevant date the appropriate rate for such date is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such date will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that date by each of three leading brokers of Federal funds transactions in New York City selected by the Agent Bank. For purposes of the Credit Agreement, any change in the Base Rate due to a change in the Federal Funds Rate shall be effective as of the opening of business on the effective date of such change.

                  "Fee Side Letter" shall mean the Confidential Fee Letter dated April 16, 1999 executed by and between Agent Bank and Argosy concerning payment of the fees in connection with the Credit Facility, as more particularly therein described.

                  "Financial Covenants" shall mean collective reference to the financial covenants set forth in Article VI of this Credit Agreement.

                  "Financing Statements" shall mean collective reference to the Financing Statements (Argosy), the Financing Statements (AGC), the Financing Statements (MGC), the Financing Statements (TIGC), the Financing Statements
(AOLI), the Financing Statements (Jazz), the Financing Statements (CQP), the Financing Statements (IGC) and, after the Level Two Commitment Increase Effective Date or the closing of the Level Two Term Loan, as applicable, the Financing Statements (IGCLP).

                  "Financing Statements (AGC)" shall mean the Uniform Commercial Code financing statements to be executed by AGC, as Debtor, and by Agent Bank, as Secured Party, and filed in the Office of the Secretary of State of the State of Illinois and in the Office of the County Recorder of Madison County, Illinois, in order to perfect the security interest granted to Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer under the Security Agreement (AGC) and other Security Documentation in accordance with requirements of the Illinois Uniform Commercial Code, as they may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Financing Statements (AOLI)" shall mean the Uniform Commercial Code financing statements to be executed by AOLI, as Debtor, and by Agent Bank, as Secured Party, and filed in the Office of the Secretary of State of the State of Illinois and in the Office of the Recorder of East Baton Rouge Parish, Louisiana, in order to perfect the security interest granted to Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer under the Security Agreement (AOLI) and other Security Documentation in accordance with requirements of the Louisiana Uniform Commercial Code, as they may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Financing Statements (Argosy)" shall mean the Uniform Commercial Code financing statements to be executed by Argosy, as Debtor, and by Agent Bank, as Secured Party, and filed in the Office of the Secretary of State of the State of Illinois, in the Office of the Secretary of State of Missouri, in the Office of the County Recorder of Madison County, Illinois and in the office of the County Recorder of Platte County, Missouri, in order to perfect the security interest granted to Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer under the Security Agreement (Argosy) and other Security Documentation in accordance with requirements of the Illinois Uniform Commercial Code, as they may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Financing Statements (CQP)" shall mean the Uniform Commercial Code financing statements to be executed by CQP, as Debtor, and by Agent Bank, as Secured Party, and filed in the Office of the Secretary of State of the State of Illinois and in the Office of the Recorder of East Baton Rouge Parish, Louisiana, in order to perfect the security interest granted to Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer under the Security Agreement (CQP) and other Security Documentation in accordance with requirements of the Louisiana Uniform Commercial Code, as they may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Financing Statements (IGC)" shall mean the Uniform Commercial Code financing statements to be executed by IGC, as Debtor, and by Agent Bank, as Secured Party, and filed in the Office of the Secretary of State of the State of Illinois, in the Office of the Secretary of State of the State of Iowa and in the Office of the County Recorder of Woodbury County, Iowa, in order to perfect the security interest granted to Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer under the Security Agreement (IGC) and other Security Documentation in accordance with requirements of the Iowa Uniform Commercial Code, as they may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Financing Statements (IGCLP)" shall mean the Uniform Commercial Code Financing Statements to be executed, as of the Level Two Commitment Increase Effective Date or the closing of the Level Two Term Loan, by IGCLP, as Debtor, and by Agent Bank, as Secured Party, and filed in the Office of the Secretary of State of the State of Illinois, in the Office of the Secretary of State of the State of Indiana and in the Office of the County Recorder of Dearborn County, Indiana, in order to perfect the security interest granted to Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer under the Security Agreement (IGCLP) and other Security Documentation in accordance with requirements of the Indiana Uniform Commercial Code, as they may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Financing Statements (Jazz)" shall mean the Uniform Commercial Code financing statements to be executed by Jazz, as Debtor, and by Agent Bank, as Secured Party, and filed in the Office of the Recorder of East Baton Rouge Parish, Louisiana, in order to perfect the security interest granted to Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer under the Security Agreement (Jazz) and other Security Documentation in accordance with requirements of the Louisiana Uniform Commercial Code, as they may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Financing Statements (MGC)" shall mean the Uniform Commercial Code financing statements to be executed by MGC, as Debtor, and by Agent Bank, as Secured Party, and filed in the Office of the Secretary of State of the State of Illinois, in the Office of the Secretary of State of the State of Missouri and in the Office of the County Recorder of Platte County, Missouri, in order to perfect the security interest granted to Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer under the Security Agreement (MGC) and other Security Documentation in accordance with requirements of the Missouri Uniform Commercial Code, as they may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Financing Statements (TIGC)" shall mean the Uniform Commercial Code financing statements to be executed by TIGC, as Debtor, and by Agent Bank, as Secured Party, and filed in the Office of the Secretary of State of the State of Illinois, in the Office of the Secretary of State of the State of Indiana and in the Office of the County Recorder of Dearborn County, Indiana, in order to perfect the security interest granted to Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer under the Security Agreement (TIGC) and other Security Documentation in accordance with requirements of the Indiana Uniform
Commercial Code, as they may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "First Mortgage Notes" shall have the meaning set forth in Recital Paragraph C.

                  "First Mortgage Notes Defeasance" shall mean the contract defeasance of the Outstanding First Mortgage Notes on the Closing Date by the funding of the Defeasance Account with the Defeasance Consideration pursuant to the terms of the Defeasance Account Agreement.

                  "First Mortgage Notes Redemption" shall mean the purchase and acquisition by Borrowers of no less than eighty-five percent (85%) of the outstanding principal amount of the First Mortgage Notes pursuant to the Tender Offer and in accordance with the terms of the Purchase/Solicitation Statement.

                  "Fiscal Quarter" shall mean the consecutive three (3) month periods during each Fiscal Year beginning on January 1, April 1, July 1 and October 1 and ending on March 31, June 30, September 30 and December 31, respectively.

                 "Fiscal Year" shall mean the fiscal year period beginning January 1 of each calendar year and ending on the following December 31.

                 "Fiscal Year End" shall mean December 31 of each calendar year.

                 "Fixed Charge Coverage Ratio" as of the end of any Fiscal Quarter shall mean with reference to the Argosy Consolidation, the ratio of Adjusted Cash Flow to Adjusted Fixed Charges.

                 "Fixed Charges" shall mean (without regard to the Defeased
Debt) the sum of (i) Interest Expense (expensed and capitalized) for the Fiscal Quarter under review, together with the three (3) immediately preceding Fiscal Quarters, plus (ii) any other Contingent Liability of the type described in clause (b)(ii) of the definition thereof actually paid during the Fiscal Quarter under review, together with the three (3) immediately preceding Fiscal Quarters, plus (iii) the current portion of long-term Indebtedness (exclusive of the amount due under the Credit Facility on the Maturity Date) as of the end of the Fiscal Quarter under review, plus (iv) the current portion of Capitalized Lease Liabilities as of the end of the Fiscal Quarter under review, plus (v) Argosy Dividends paid in Cash during the Fiscal Quarter under review, together with the three (3) immediately preceding Fiscal Quarters.

                  "Funded Debt" of the Argosy Consolidation shall mean for any Fiscal Quarter the sum of: (i) the average of the Aggregate Outstandings as of the last day of each calendar month during such Fiscal Quarter, plus (ii) the total as of the last day of such period of the unpaid principal balance of both the long-term and current portions (without duplication) of all other Indebtedness (exclusive of the Defeased Debt) and Capitalized Lease Liabilities shown on the financial statements of the Argosy Consolidation prepared in accordance with GAAP.

                  "Funded Outstandings" shall mean the unpaid principal amount outstanding on the Credit Facility as of any given date of determination, not including Swingline Outstandings or the amount of any Potential L/C Exposure or L/C Exposure.

                  "Funding Date" shall mean the date on which the Closing Disbursement is advanced by Lenders and each date upon which Lenders fund Borrowings requested by Borrowers in accordance with the provisions of Section
2.03 or at the request of Agent Bank pursuant to Section 2.08 or Section 2.09.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination, in each instance consistently applied.

                  "Gaming Authorities" shall mean, without limitation, collective reference to the Illinois Gaming Board, the Indiana Gaming Commission, the Iowa Racing and Gaming Commission, the Louisiana Gaming Control Board, the Missouri Gaming Commission, and any other applicable Governmental Authority or administrative state or local agency involved in the regulation of gaming and gaming activities conducted at the Hotel/Casino Facilities.

                  "Gaming Devices" shall mean slot machines and other devices which constitute gaming devices and related equipment.

                  "Gaming Laws" shall mean all statutes, rules, regulations, ordinances, codes and administrative or judicial precedents pursuant to which any Gaming Authority possesses regulatory licensing or permit authority over gambling, gaming or casino activities conducted by any member of the Borrower Consolidation at the Hotel/Casino Facilities.

                  "Gaming Permits" shall mean collective reference to every license, permit or other authorization required to own, operate and otherwise conduct gambling, gaming and casino activities at the Hotel/Casino Facilities, including, without limitation, all licenses granted by the Gaming Authorities.

                  "Government Securities" means readily marketable (a) direct full faith and credit obligations of the United States of America or obligations guaranteed by the full faith and credit of the United States of America and (b) obligations of an agency or instrumentality of, or corporation owned, controlled or sponsored by, the United States of America that are generally considered in the securities industry to be implicit obligations of the United States of America.

                  "Governmental Authority" or "Governmental Authorities" shall mean any federal, state, regional, county or municipal governmental agency, board, commission, officer or official whose consent or approval is required or whose regulations must be followed as a prerequisite to (i) the continued operation and occupancy of the Hotel/Casino Facilities or (ii) the performance of any act or obligation or the observance of any agreement, provision or condition of whatever nature herein contained.

                  "Hazardous Materials Claims" shall have the meaning set forth in Section 5.21.

                   "Hazardous Materials Laws" shall have the meaning set forth in Section 5.21.

                  "Hotel/Casino Facilities" shall mean collective reference to Alton Casino Facilities, Baton Rouge Casino Facilities, Lawrenceburg Casino Facilities, Riverside Casino Facilities and Sioux City Casino Facilities, together with any future expansions thereof, related thereto or used in connection therewith, and all appurtenances thereto.

                  "IGCLP" shall mean Indiana Gaming Company, L.P., an Indiana limited partnership.

                  "IGCLP Partnership Agreement" shall mean the Second Amended and Restated Agreement of Limited Partnership of Indiana Gaming Company, L.P. dated as of February 21, 1996, executed by and among IGC, as the general partner, and Conseco, Centaur and Ratcliff, as the limited partners.

                  "Indebtedness" shall mean, as to any Person, with-out duplication, (a) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money, (b) the deferred purchase price of property or services (other than accrued expenses, tax liability, deferred taxes, and trade accounts payable less than ninety (90) days past due and other accrued or deferred liabilities incurred in the ordinary course of business) which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (c) the face amount of all letters of credit to the extent not secured with Cash, issued for the account of such Person and all drafts drawn thereunder, (d) all obligations under conditional sale or other title retention agreements relating to property purchased by such Person, (e) all liabilities of the type described in clauses (a) through (d) or (f) of this definition secured by (or for which the holder of any such liability has an existing right, contingent or otherwise, to be secured by) any lien or encumbrance on any property owned by such Person, whether or not such liabilities have been assumed by such Person, (f) all Capitalized Lease Liabilities of such Person, and (g) all Contingent Liabilities of such Person in respect of any indebtedness, obligations or liabilities of any other Person of the type referred to in clauses (a)-(f) of this definition.

                  "Initial Senior Subordinated Notes" shall have the meaning set forth in Recital Paragraph E.

                  "Intercompany Notes" shall mean a collective reference to those intercompany promissory notes which are particularly described on the Schedule of Intercompany Notes marked Schedule 4.08(b), affixed hereto and by this reference incorporated herein and made a part hereof.

                  "Intercreditor Agreement" shall mean each agreement to be executed by and among Agent Bank, on behalf of itself and each of the Banks (upon the prior approval of Requisite Lenders) and the holders of all Pari Passu Notes, or the authorized agent, trustee or other representative thereof under any loan agreement, indenture, document or other agreement evidencing such authority to act on behalf of such holders, setting forth the terms and understandings upon which: (i) any Liens securing such Pari Passu Obligations shall be equal, ratable and pari passu with the Liens securing the Obligations, (ii) the parties thereto agree as to the disposition and priority of payment between the Obligations and the Pari Passu Obligations both before and after any insolvency case involving any member of the Borrower Consolidation, (iii) the parties thereto agree as to the disposition of proceeds in the event of any realization upon any Collateral securing both the Obligations and the Pari Passu Obligations, and (iv) the parties thereto agree as to any other matters deemed reasonably necessary by them, or any of them, with respect to the Obligations and the Pari Passu Obligations, including, without limitation, voting rights, title insurance, declaration of default, enforcement of remedies and any other matters customarily provided in pari passu intercreditor arrangements in comparable financing transactions.

                  "Interest Expense" shall mean with respect to any Person, as of the last day of any fiscal period under review, the sum of (i) all interest (without duplication but including capitalized interest), fees and other charges for that fiscal period incurred by such Person to a lender in connection with borrowed money (including any obligations for fees payable to the issuer of any letter of credit) or the deferred purchase price of assets that are considered "interest expense" under GAAP; provided, however, that the amortization of fees and expenses incurred and paid in connection with the closing of the Bank Facilities, the New Indenture and issuance of the Senior Subordinated Notes, the Commitment Increases and/or Term Loans described in Section 2.15 and Subordinated Debt shall be excluded from the determination of Interest Expense, plus (ii) the portion of the up front costs and expenses for Interest Rate Hedges (to the extent not included in (i)) fairly allocated to such interest rate hedges as expenses for such period, plus (iii) the portion of Capital Lease Liabilities that should be treated as interest in accordance with GAAP.

                  "Interest Period(s)" shall have the meaning set forth in
Section 2.05(d).

                  "Interest Rate Hedges" shall mean, with respect to any Person, all liabilities of such Person under interest rate swap agreements, interest rate cap agreements, basis swap, forward rate agreements and interest collar or floor agreements and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

                  "Interest Rate Option" shall have the meaning ascribed to such term in Section 2.05(b) of the Credit Agreement.

                  "Investment" shall mean, when used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of stock or other securities of any other Person or by means of a loan, advance creating a debt, capital contribution, payment under a guaranty or other debt or equity participation or interest in any other Person, INCLUDING any partnership and joint venture interests of such Person. The amount of any Investment shall be the amount actually invested without adjustment for subsequent increases or decreases in the value of such Investment.

                  "L/C Agreement(s)" shall mean collective reference to the Application and Agreement for Standby Letter of Credit and Application for Commercial Letter of Credit and addendum(s) thereto executed by an Authorized Officer of Borrowers in favor of L/C Issuer in L/C Issuer's standard form setting forth the terms and conditions upon which L/C Issuer shall issue a Letter(s) of Credit, as the same may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "L/C Exposure" shall mean the aggregate amount which L/C Issuer may be required to fund or is contingently liable for disbursement under all issued and outstanding Letter(s) of Credit, which amount shall be determined by subtracting from the aggregate of the Stated Amount of each such Letter(s) of Credit (to the extent such Letter of Credit is not secured by Cash deposited into the Cash Collateral Account and subject to the Cash Collateral Pledge Agreement), the principal amount of all L/C Reimbursement Obligations which have accrued and have been fully satisfied as of each date of determination and which reduce the amount that can be drawn thereunder.

                  "L/C Facility" shall mean the agreement of L/C Issuer to issue Letters of Credit subject to the terms and conditions and up to the maximum amounts and duration as set forth in Section 2.09 of this Credit Agreement.

                  "L/C Fees" shall mean collective reference to Standby L/C Fees and Commercial L/C Fees.

                  "L/C Issuer" shall have the meaning set forth in the Preamble of this Credit Agreement.

                  "L/C Reimbursement Obligation(s)" shall mean the obligation of Borrowers to reimburse L/C Issuer for amounts funded or disbursed under a Letter(s) of Credit, together with accrued interest thereon.

                  "LIBO Rate" means, relative to any Interest Period for any LIBOR Loan, the per annum rate (reserve adjusted as hereinbelow provided) as published on the applicable Banking Business Day in "Telerate System Reports" by the British Bankers Association for interest settlement rates relating to London Interbank Offerings as of 11:00 a.m., London, England time, two (2) Banking Business Days prior to the beginning of the applicable Interest Period for delivery on the first day of such Interest Period, for the number of months comprised therein and in a minimum amount and multiples as set forth in this Credit Agreement. The foregoing rate of interest shall be reserve adjusted by dividing the applicable LIBO Rate by a one (1.00) minus the LIBOR Reserve Percentage, with such quotient to be rounded upward, if necessary, to the nearest whole multiple of one-hundredth of one percent (0.01%). All references in this Credit Agreement or other Loan Documents to a LIBO Rate include the aforesaid reserve adjustment.

                  "LIBOR Loan" shall mean each portion of the total unpaid principal under the Credit Facility which bears interest at a rate determined by reference to the LIBO Rate plus the Applicable Margin.

                  "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBOR Loans made by any Lender, the reserve percentage (expressed as a decimal) equal to the actual aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transactional adjustments or other scheduled changes in reserve requirements) applicable to Agent Bank as specified under regulations issued from time to time by the Federal Reserve Board. The LIBOR Reserve Percentage shall be based on Regulation D of the Federal Reserve Board or other regulations from time to time in effect concerning reserves for "Eurocurrency Liabilities" from related institutions as though Agent Bank were in a net borrowing position.

                  "Lawrenceburg Assignment of Permits, Contracts, Rents and Revenues" shall mean the Assignment of Permits, Contracts, Rents and Revenues to be executed by IGCLP as of the Level Two Commitment Increase Effective Date, or upon closing of the Level Two Term Loan, as the case may be, whereby IGCLP assigns to Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer in consideration of the Bank Facilities: (a) all of its right, title and interest under all spaceleases and equipment leases and contracts relating to the Lawrenceburg Casino Facilities, (b) all of its right, title and interest in and to all permits, licenses and contracts relating to the Lawrenceburg Casino Facilities, except those gaming permits and licenses which are unassignable, and
(c) all rents, issues, profits, revenues and income from the operation of the Lawrenceburg Casino Facilities, together with any and all future expansions thereof, related thereto or used in connection therewith, as such assignment may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Lawrenceburg Buyout" shall mean the purchase and/or acquisition by Argosy, TIGC or any member of the Borrower Consolidation, such that the Borrower Consolidation owns one hundred percent (100%) ownership of the Lawrenceburg Casino Facilities or one hundred percent (100%) of the ownership and partner interests in IGCLP.

                  "Lawrenceburg Buyout Effective Date" shall mean the date upon which the Lawrenceburg Buyout occurs.

                  "Lawrenceburg Casino Facilities" shall mean the riverboat casino business and related activities conducted by IGCLP on the Lawrenceburg Vessel and on the Lawrenceburg Real Property and all improvements now or hereafter situate thereon.

                  "Lawrenceburg Closing Instructions" shall mean instructions to the Title Company from counsel for Agent Bank setting forth the terms and conditions under which the Lawrenceburg Title Policy is to be issued.

                  "Lawrenceburg Development Agreement" shall mean that certain Riverboat Gaming Development Agreement between the City of Lawrenceburg, Indiana, and the Indiana Gaming Company, L.P., executed by IGCLP, and by the City of Lawrenceburg, Indiana under date of April 13, 1994, as amended by that certain Amendment Number One to Riverboat Gaming Development Agreement under date of December 28, 1995 and by that certain Amendment Number Two to Riverboat Gaming Development Agreement under date of August 20, 1996.

                  "Lawrenceburg Mortgage" shall mean that certain Mortgage, Fixture Filing and Security Agreement with Assignment of Rents to be executed by IGCLP as of the Level Two Commitment Increase Effective Date or the closing of the Level Two Term Loan, as applicable, in favor of Agent Bank, on behalf of the Lenders, the Swingline Lender and the L/C Issuer, encumbering all real property which is owned or leased by IGCLP, or which is used in operation of the Lawrenceburg Casino Facilities, as of the Level Two Commitment Increase Effective Date or the closing of the Level Two Term Loan, as applicable, and other Collateral therein described for the purpose of securing the Bank Facilities and all other sums which may be owing by Borrowers to the Banks from time to time under the terms of the Credit Agreement, as it may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Lawrenceburg Permitted Encumbrances" shall mean, at any particular time with respect to the Lawrenceburg Casino Facilities, (i) Liens for taxes, assessments or governmental charges not then due, payable and delinquent, (ii) Liens for taxes, assessments or governmental charges not then required to be paid pursuant to Section 5.10, (iii) Liens consented to in writing by Agent Bank upon the approval of Requisite Lenders, (iv) Liens of legally valid capital leases and purchase money security interests for acquired FF&E up to the maximum amount permitted under Section 6.09(b), and only to the extent of the lesser of the purchase money loan or the fair market value of the acquired FF&E, (v) Liens of legally valid leases for FF&E at the time of the acquisition thereof, (vi) easements, licenses or rights-of-way, hereafter granted to any Governmental Authority or public utility providing services to the Hotel/Casino Facilities and/or Restricted Subsidiary Venture which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrowers, (vii) judgment and attachment Liens which do not constitute an Event of Default, (viii) statutory Liens of landlords and liens of carriers, warehousemen, mechanics, customs and revenue authorities and materialmen and other similar Liens imposed by law incurred in the ordinary course of business which could not reasonably be expected to cause a Material Adverse Change and which are discharged in accordance with Section 5.04, (ix) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations; (x) leases or subleases granted to others not interfering in any material respect with the ordinary conduct of the business of the Borrower Consolidation, or any of them; (xi) the replacement or renewal of any Lien otherwise permitted hereunder; (xii) minor defects, encroachments or irregularities in title not interfering in any material respect with the ordinary conduct of the business of the Borrower Consolidation, or any of them; and (xiii) Liens in existence as of the Level Two Commitment Increase Effective Date or as of the closing of the Level Two Term Loan, so long as such Liens are not created or perfected in contemplation of such acquisition or designation.

                  "Lawrenceburg Real Property" shall mean any real property owned or leased by IGCLP, or used in operation of the Lawrenceburg Casino Facilities, as of the Closing Date, together with any real property which is acquired or leased by IGCLP, or used in operation of the Lawrenceburg Casino Facilities, subsequent to the Closing Date.

                  "Lawrenceburg Sale" shall mean the sale or divestment by Argosy of its ownership interest in TIGC or sale by Argosy and/or TIGC of all of their respective right, title and interest in and to the IGCLP and/or the Lawrenceburg Casino Facilities.

                  "Lawrenceburg Title Insurance Policy" shall mean an ALTA Extended Coverage Lender's Policy of Title Insurance to be issued by Title Company acceptable to Agent Bank, insuring the Lawrenceburg Mortgage as a first mortgage lien on the Lawrenceburg Real Property subject only to the Lawrenceburg Permitted Encumbrances, all in accordance with the Lawrenceburg Closing Instructions.

                  "Lawrenceburg Vessel" shall mean collective reference to Argosy VI and to any other documented or undocumented vessels, barges, watercraft or floating structures which may be utilized by IGCLP, as of the Closing Date or thereafter, in the operation of its riverboat casino business at, or in connection with, the Lawrenceburg Casino Facilities.

                  "Laws" means, collectively, all international, foreign, federal, state and local statutes, maritime laws, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents.

                  "Lender Reply Period" shall have the meaning set forth in
Section 9.10(d).

                  "Lenders" shall have the meaning set forth in the Preamble to this Credit Agreement. With respect to matters requiring the consent to or approval of all Lenders at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and, for voting purposes only, "all Lenders" shall be deemed to mean "all Lenders other than Defaulting Lenders".

                  "Letter(s) of Credit" shall mean collective reference to the Standby Letter(s) of Credit and/or Commercial Letter(s) of Credit, as the case may be, issued by L/C Issuer on behalf of Borrowers, or any of them, as the same may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Level One Availability" shall mean Seventy-Five Million Dollars ($75,000,000.00) less (i) in the case of a Level One Commitment Increase, the amount previously or to be concurrently incurred as a Level One Term Loan, or (ii) in the case of a Level One Term Loan, the amount of the Level One Commitment Increase previously or to be concurrently effectuated.

                  "Level One Commitment Increase" shall have the meaning set forth in Section 2.15(a).

                  "Level One Increase Conditions" shall have the meaning set forth in Section 2.15(a).

                  "Level One Term Loan" shall mean a term loan which may be incurred by the Borrower Consolidation for general corporate purposes as evidenced by Pari Passu Notes subject to the conditions and up to the maximum aggregate principal amount set forth in Section 2.15(c).

                  "Level Two Availability" shall mean One Hundred Fifty Million Dollars ($150,000,000.00) less (i) in the case of a Level Two Commitment Increase, the amount previously or to be concurrently incurred as a Level Two Term Loan, or (ii) in the case of a Level Two Term Loan, the amount of the Level Two Commitment Increase previously or to be concurrently effectuated.

                  "Level Two Commitment Increase" shall have the meaning set forth in Section 2.15(b).

                  "Level Two Increase Conditions" shall have the meaning set forth in Section 2.15(b).

                  "Level Two Term Loan" shall mean a term loan which may be incurred by the Borrower Consolidation for the purpose of effectuating the Lawrenceburg Buyout as evidenced by Pari Passu Notes subject to the conditions and up to the maximum aggregate principal amount set forth in Section 2.15(d).

                  "Liabilities and Costs" means all claims, judgments, liabilities, obligations, responsibilities, losses, damages (including lost profits), punitive or treble damages, costs, disbursements and expenses (including, without limitation, reasonable attorneys', experts' and consulting fees and costs of investigation and feasibility studies), fines, penalties and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future.

                  "Lien" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

                  "Loan Documents" shall mean the collective reference to this Credit Agreement, the Revolving Credit Note, the Swingline Note, the Security Documentation, Environmental Certificate, Alton Development Agreement Estoppel Certificate and all other instruments and agreements required to be executed by or on behalf of Borrowers, or any of them, or any other Person in connection with the Bank Facilities for the benefit of Banks or Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer.

                  "Margin Stock" shall have the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System.

                  "Material Adverse Change" shall mean: (i) any set of circumstances or events which, other than with respect to the Representations and Warranties set forth in Article IV of the Credit Agreement which shall be construed to be applicable to circumstances and events existing both as of the Closing Date (or such earlier date as may be referenced in each particular provision) and subsequent to the Closing Date, are not in existence as of the Closing Date, which are material and adverse to (a) the Collateral or (b) the condition (financial or otherwise) or business operations of the Argosy Consolidation taken as a whole, or (c) the ability of Borrowers to perform their respective Obligations under the Loan Documents, or (d) the ability of any of the Lenders to enforce any of their material rights or remedies under any of the Loan Documents, or (ii) any events or changes, which, other than with respect to the Representations and Warranties set forth in Article IV of the Credit Agreement which shall be construed to be applicable to events and changes existing both as of the Closing Date (or such earlier date as may be referenced in each particular provision) and subsequent to the Closing Date, are not in existence as of the Closing Date and which have or result in a material adverse effect upon (a) the value of the Hotel/Casino Facilities taken as a whole or the priority of the security interests granted to Agent Bank, (b) the validity of any of the Loan Documents, or (c) the use, occupancy or operation of the Hotel/Casino Facilities taken as a whole.

                  "Maturity Date" shall mean June 8, 2004, subject to acceleration to July 1, 2000, as provided in Section 5.27.

                  "Maximum Availability" shall mean the Maximum Permitted Balance less the Aggregate Outstandings.

                  "Maximum Cap Ex Requirement" shall have the meaning ascribed to such term in Section 6.05(a) of the Credit Agreement.

                  "Maximum Permitted Balance" shall mean the maximum amount of principal which may be outstanding on the Bank Facilities from time to time, which shall be the lesser of: (a) the Maximum Scheduled Balance, or (b) the amount to which the Maximum Scheduled Balance is permanently voluntarily reduced by Borrower pursuant to Section 2.01(c) or is otherwise further reduced or limited pursuant to Sections 5.01 and 8.02.

                  "Maximum Scheduled Balance" shall mean the amount of the Total Commitment, as reduced on each Reduction Date by the Scheduled Reductions.

                  "Minimum Cap Ex Requirement" shall have the meaning ascribed to such term in Section 6.05(a) of the Credit Agreement.

                  "Minority Asset Adjustment" shall mean the amount to be deducted from the aggregate amount of Assets of the Argosy Consolidation as of any Fiscal Quarter end in an aggregate amount determined in the following manner:

                           (a) that portion of the aggregate amount of Assets of
the Argosy Consolidation attributable to each Minority Venture Project shall be determined;

                           (b) each respective amount determined in (a) above
shall be multiplied by the Minority Interest Percentage applicable to each respective Minority Venture Project; and

                           (c) the products of each of the calculations made in
(b) above shall be added to determine the aggregate amount of the Minority Asset Adjustment.

                  "Minority EBITDA Adjustment" shall mean the amount to be deducted from EBITDA of the Argosy Consolidation during any specified period in an aggregate amount determined in the following manner:

                           (a) that portion of the EBITDA of the Argosy
Consolidation attributable to each Minority Venture Project shall be determined, which shall be annualized in the same manner as described in the definition of Annualized EBITDA with respect to each Restricted Subsidiary Venture which has been open to the public for less than four (4) full Fiscal Quarters; Management and advisory fees paid to Argosy and Conseco shall be deducted from the EBITDA attributable to the Lawrenceburg Casino Facilities;

                           (b) each respective amount determined in (a) above
shall be multiplied by the Minority Interest Percentage applicable to each respective Minority Venture Project; and

                           (c) the products of each of the calculations made in
(b) above shall be added to determine the aggregate amount of the Minority EBITDA Adjustment.

                  "Minority Fixed Charges Adjustment" shall mean the amount to be deducted from Fixed Charges of the Argosy Consolidation during any specified period in an aggregate amount determined in the following manner:

                           (a) that portion of Fixed Charges of the Argosy
Consolidation attributable to each Minority Venture Project shall be determined;

                           (b) each respective amount determined in (a) above
shall be multiplied by the Minority Interest Percentage applicable to each respective Minority Venture Project; and

                           (c) the products of each of the calculations made in
(b) above shall be added to determine the aggregate amount of the Minority Fixed Charges Adjustment.

                  "Minority Funded Debt Adjustment" as of the end of any Fiscal Quarter shall mean the amount to be deducted from Funded Debt of the Argosy Consolidation as of the end of such Fiscal Quarter in an aggregate amount determined as of the end of such Fiscal Quarter in the following manner:

                           (a) that portion of the Funded Debt of the Argosy
Consolidation attributable to each Minority Venture Project shall be determined;

                           (b) with respect to each portion of Funded Debt, as
determined in (a) above, but exclusive of all amounts identified in (c) below, for which any member of the Borrower Consolidation is directly or contingently liable, the amount of each such portion of Funded Debt shall be multiplied by the Minority Interest Percentage applicable to each respective Minority Venture Project;

                           (c) each portion of Funded Debt as determined in (a)
above, attributable to the Conseco IGCLP Loans shall be identified; and

                           (d) the products of each of the calculations made in
(b) above, together with the total of the portions of Funded Debt identified in
(c) above, shall be added to determine the aggregate amount of the Minority Funded Debt Adjustment.

                  "Minority Interest Expense Adjustment" shall mean the amount to be deducted from Interest Expense of the Argosy Consolidation during any specified period in an aggregate amount determined in the following manner:

                           (a) that portion of Interest Expense of the Argosy
Consolidation attributable to each Minority Venture Project shall be determined;

                           (b) each respective amount determined in (a) above
shall be multiplied by the Minority Interest Percentage applicable to each respective Minority Venture Project; and

                           (c) the products of each of the calculations made in
(b) above shall be added to determine the aggregate amount of the Minority Interest Expense Adjustment.

                  "Minority Interest Percentage" shall mean the percentage of ownership of a Minority Venture Project held by all Persons which are not members of the Borrower Consolidation.

                  "Minority Senior Funded Debt Adjustment" as of the end of any Fiscal Quarter shall mean the amount to be deducted from Senior Funded Debt of the Argosy Consolidation as of the end of such Fiscal Quarter in an aggregate amount determined as of the end of such Fiscal Quarter in the following manner:

                           (a) that portion of the Senior Funded Debt of the
Argosy Consolidation attributable to each Minority Venture Project shall be determined;

                           (b) with respect to each portion of Senior Funded
Debt, as determined in (a) above, for which any member of the Borrower Consolidation is directly or contingently liable, the amount of each such portion of Senior Funded Debt shall be multiplied by the Minority Interest Percentage applicable to each respective Minority Venture Project;

                           (c) each Obligation of Senior Funded Debt as
determined in (a) above, for which no member of the Borrower Consolidation is directly or contingently liable, shall be identified; and

                           (d) the products of each of the calculations made in
(b) above, together with the total of the Senior Funded Debt identified in (c) above, shall be added to determine the aggregate amount of the Minority Senior Funded Debt Adjustment.

                  "Minority Total Liabilities Adjustment" shall mean the amount to be deducted from Total Liabilities of the Argosy Consolidation as of the end of any Fiscal Quarter in an aggregate amount determined in the following manner:

                           (a) that portion of Total Liabilities of the Argosy
Consolidation attributable to each Minority Venture Project shall be determined;

                           (b) each respective amount determined in (a) above
shall be multiplied by the Minority Interest Percentage applicable to each respective Minority Venture Project; and

                           (c) the products of each of the calculations made in
(b) above shall be added to determine the aggregate amount of the Minority Total Liabilities Adjustment.

                  "Minority Venture Project" shall mean individual reference and "Minority Venture Projects" shall mean collective reference to the Lawrenceburg Casino Facilities (until the occurrence of the Lawrence Buyout Effective Date), the Sioux City Casino Facilities and each Restricted Subsidiary Venture in which Requisite Lenders have consented in writing to a minority interest being owned by a Person or Persons which are not members of the Borrower Consolidation.

                  "Mortgages" mean collective reference to the Shore Mortgages and the Ship Mortgages.

                  "Net Gaming Revenues" shall mean all gaming revenues realized by the Borrower Consolidation at the Argosy Owned Facilities which are subject to taxation by a Gaming Authority.

                  "Net Income" shall mean with respect to any Person for any fiscal period, the net income of such Person during such fiscal period determined in accordance with GAAP, consistently applied.

                  "Net Proceeds" shall mean the aggregate cash proceeds received by the Borrower Consolidation in respect of any sale, transfer, conveyance or disposition of FF&E, net of the direct costs relating to such sale, transfer, conveyance or disposition of FF&E, amounts required to be applied to the repayment of Indebtedness secured by a Lien on the asset or assets that were the subject of such sale, transfer, conveyance or disposition of FF&E, any reserve for adjustment in respect of the sale price of such FF&E or liabilities associated with such sale, transfer, conveyance or disposition of FF&E and retained by the Borrower Consolidation and all Indebtedness assumed by the purchaser in connection with such sale, transfer, conveyance or disposition of FF&E and all taxes paid or payable as a result of such sale, transfer, conveyance or disposition.

                  "Net Worth" of the Argosy Consolidation shall mean Adjusted Assets, less Adjusted Total Liabilities, as of any given date of determination.

                  "New Indenture" shall have the meaning set forth in Recital Paragraph E.

                  "New Venture" means a casino, hotel, casino/hotel, resort, casino/resort, riverboat casino, dock casino, entertainment center or similar facility (or any site or proposed site for any of the foregoing or entity that provides management or other services or goods to any of the foregoing) owned in whole (or in part upon the prior written consent of Requisite Lenders) by any New Venture Subsidiary or owned by a Person in which Argosy or a New Venture Subsidiary is an owner or equity investor.

                  "New Venture Investment" shall mean any Investment made by the Borrower Consolidation in or to any New Venture or New Venture Subsidiary after the Closing Date.

                  "New Venture Investments" shall mean collective reference to each and every New Venture Investment.

                  "New Venture Subsidiary" shall mean a Subsidiary of Argosy that is the owner in whole (or in part upon the prior written consent of Requisite Lenders) of a New Venture.

                  "Non-Financed Capital Expenditures" shall mean collective reference to: (i) Capital Expenditures to the Argosy Owned Facilities which are paid from advances under the Bank Facilities, and (ii) Capital Expenditures to the Hotel/Casino Facilities which are paid from sources other than from the Bank Facilities or from any loan, credit arrangement, lease or other financing from any source or third party, but shall not include Non-Financed Capital Expenditures made for the Capital Expenditures set forth on the Schedule of Excluded Capital Expenditures, Schedule 6.05(b) to the extent permitted in
Section 6.05(b).

                  "Non Pro Rata Borrowing" means a Borrowing with respect to which fewer than all Lenders have funded their respective Pro Rata Shares of such Borrowing and the failure of the non-funding Lender or Lenders to fund its or their respective Pro Rata Shares of such Borrowing constitutes a breach of this Credit Agreement.

                  "Notes" shall mean collective reference to the Revolving Credit Note and the Swingline Note.

                  "Notice of Borrowing" shall have the meaning set forth in
Section 2.03.

                  "Notice of Swingline Advance" shall have the meaning set forth in Section 2.08(b).

                  "Obligations" means, from time to time, all Indebtedness of Borrowers owing to Agent Bank, any Lender or any Person entitled to indemnification pursuant to Section 5.14, or any of their respective successors, transferees or assigns, of every type and description, whether or not evidenced by any note, guaranty or other instrument, arising under or in connection with this Credit Agreement or any other Loan Document, whether or not for the payment of money, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, reasonable attorneys' fees and disbursements, including, without limitation, Protective Advances, reasonable fees and disbursements of expert witnesses and other consultants, and any other sum now or hereinafter chargeable to Borrowers under or in connection with Credit Agreement or any other Loan Document. Notwithstanding the foregoing definition of "Obligations", Borrowers' obligations under any environmental indemnity agreement constituting a Loan Document, or any environmental representation, warranty, covenant, indemnity or similar provision in this Credit Agreement or any other Loan Document, shall be secured by the Collateral only to the extent, if any, specifically provided in the Security Documentation.

                  "Outstanding First Mortgage Notes" shall mean the collective reference to the First Mortgage Notes which are not tendered by the respective holders thereof and accepted by Argosy pursuant to the Tender Offer and remain outstanding obligations of the Borrower Consolidation following the First Mortgage Notes Redemption and the Closing Date.

                  "Pari Passu Note" shall mean individual reference and "Pari Passu Notes" shall mean collective reference to the promissory notes evidencing Indebtedness incurred by any member of the Borrower Consolidation as the Level One Term Loan and/or Level Two Term Loan, as applicable, which is PARI PASSU to the Obligations (and guaranties thereof issued by any member of the Borrower Consolidation) in priority of payment and in any

Collateral securing repayment thereof in accordance with the terms, covenants and provisions contained in an Intercreditor Agreement.

                  "Pari Passu Obligations" shall mean collective reference to all obligations and Indebtedness of the Borrower Consolidation under the Pari Passu Notes, together with any loan agreement, indenture and all other documents and agreements and related collateral and security documents and instruments, as may be amended, modified, supplemented, extended, renewed or restated from time to time in accordance with the requirements of the applicable Intercreditor Agreement, executed by any member of the Borrower Consolidation in connection with or relating to the Pari Passu Notes in favor of the holders thereof or any agent, trustee or other representative thereof.

                  "Partnership Agreements" shall mean a collective reference to the CQP Partnership Agreement, the BOSCLP Partnership Agreement and the IGCLP Partnership Agreement.

                  "Pension Plan" means any "employee pension benefit plan" that is subject to Title IV of ERISA and which is maintained for employees of Borrowers, or any of them, or any of their respective ERISA Affiliates.

                  "Permitted Encumbrances" shall mean, at any particular time with respect to the Borrower Consolidation, (i) Liens for taxes, assessments or governmental charges not then due, payable and delinquent, (ii) Liens for taxes, assessments or governmental charges not then required to be paid pursuant to
Section 5.10, (iii) Liens in favor of the Senior Indenture Trustee securing the Outstanding First Mortgage Notes evidenced by the Senior Indenture Security Documents until October 1, 2000 and Liens in favor of Agent Bank or any Lender created or contemplated by the Security Documentation, (iv) the Liens on the Baton Rouge Real Property and/or the Riverside Real Property and existing improvements which are allowed by Banks to appear in Schedule B, Part I and II of the Title Insurance Policies at the Closing Date, (v) Liens consented to in writing by Agent Bank upon the approval of Requisite Lenders, (vi) Liens of legally valid capital leases and purchase money security interests for acquired FF&E up to the maximum amount permitted under Section 6.09(b), and only to the extent of the lesser of the purchase money loan or the fair market value of the acquired FF&E, (vii) Liens of legally valid leases for FF&E at the time of the acquisition thereof, (viii) easements, licenses or rights-of-way, hereafter granted to any Governmental Authority or public utility providing services to the Hotel/Casino Facilities and/or Restricted Subsidiary Venture which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrowers, (ix) judgment and attachment Liens which do not constitute an Event of Default, (x) statutory Liens of landlords and liens of carriers, warehousemen, mechanics, customs and revenue authorities and materialmen and other similar Liens imposed by law incurred in the ordinary course of business which could not reasonably be expected to cause a Material Adverse Change and which are discharged in accordance with Section 5.04, (xi) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations; (xii) leases or subleases granted to others not interfering in any material respect with the ordinary conduct of the business of the Borrower Consolidation, or any of them; (xiii) the replacement or renewal of any Lien otherwise permitted hereunder; (xiv) minor defects, encroachments or irregularities in title not interfering in any material respect with the ordinary conduct of the business of the Borrower Consolidation, or any of them; and (xv) Liens in existence on the Closing Date referenced on the Schedule of Liens.

                  "Person" means an individual, firm, corporation, limited liability company, trust, association, partnership, joint venture, tribunal or other entity.

                  "Policies of Insurance" shall mean the insurance to be obtained and maintained by Borrower throughout the term of this Credit Agreement as provided in Section 5.09 herein.

                  "Post Foreclosure Plan" shall have the meaning set forth in
Section 9.11(e).

                  "Potential L/C Exposure" shall mean the amount of L/C Exposure that would result from the issuance of each Letter of Credit that is requested by Borrowers, or any of them, pursuant to Section 2.09 herein, which amount shall be measured during the period commencing on the date of such request for issuance and continuing until the requested Letter of Credit is either issued by the L/C Issuer or the request for issuance is rejected, withdrawn, rescinded or otherwise terminated.

                  "Pricing Certificate" shall have the meaning set forth in
Section 5.08(a)(ii).

                  "Prime Rate" means at any time, and from time to time, the rate of interest most recently announced within WFB at its principal office in San Francisco, California, as its "Prime Rate", with the understanding that WFB's "Prime Rate" is one of its base rates and serves as the basis upon which effective rates of interest are calculated for those loans and extensions of credit making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as WFB may designate. Each change in the Prime Rate shall be effective on the day the change is announced within WFB.

                  "Principal Prepayments" shall have the meaning set forth in
Section 2.07(a) of this Credit Agreement.

                  "Pro Rata Share" shall mean with respect to any Lender, a percentage equal to such Lender's Syndication Interest in the Credit Facility as set forth on the Schedule of Lenders' Proportions in Credit Facility.

                  "Protective Advance" means all sums expended as determined by Agent Bank to be necessary to: (a) protect the priority, validity and enforceability of the Security Documentation on, and security interests in, any Collateral and the instruments evidencing or securing the Obligations, or
(b) prevent the value of any Collateral from being materially diminished (assuming the lack of such a payment within the necessary time frame could potentially cause such Collateral to lose value), or (c) protect any of the Collateral from being materially damaged, impaired, mismanaged or taken, including, without limitation, any amounts expended in accordance with
Section 10.21.

                  "Purchase/Solicitation Statement" shall have the meaning ascribed to such term in Recital Paragraph G.

                  "Qualified Appraisal" shall mean reference to an appraisal or appraisals of the Hotel/Casino Facilities and Collateral, or any portion thereof, acceptable to Agent Bank, prepared at Borrowers' expense in compliance with FIRREA by an appraiser acceptable to Agent Bank, with sufficient copies delivered to Agent Bank for distribution to each of the Lenders.

                  "Ratcliff" shall mean RJ Investments, Inc., an Indiana corporation.

                  "Redemption Consideration" shall mean the aggregate amount to be paid for the purchase of First Mortgage Notes pursuant to the Tender Offer and in accordance with the terms of the Purchase/Solicitation Statement.

                  "Reduction Date(s)" shall mean reference to each date or the dates, as the context may require, upon which the Total Commitment is reduced by a Scheduled Reduction as set forth on the Total Commitment Reduction Schedule.

                  "Related Entities" shall mean collective reference to all stockholders, Affiliates and Subsidiaries of the Borrowers, or any of them, other than another Borrower.

                  "Replacement Note(s)" shall have the meaning set forth in
Section 2.05(i) of this Credit Agreement.

                  "Reportable Event" shall mean a reportable event as defined in Title IV of ERISA, except actions of general applicability by the Secretary of Labor under Section 110 of ERISA.

                  "Requisite Lenders" means, as of any date of determination prior to the occurrence of an Event of Default, Lenders holding Syndication Interests in excess of fifty percent (50.1%) of the Credit Facility; and at all times during which an Event of Default has occurred and remains continuing, Lenders holding a percentage in excess of fifty percent (50.1%) of the Funded Outstandings; PROVIDED THAT, (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded and the Pro Rata Shares of Lenders shall be redetermined, for voting purposes only, to exclude the Pro Rata Shares of such Defaulting Lenders, and (ii) notwithstanding the foregoing, at all times when three (3) or more Lenders are party to this Credit Agreement, the term Requisite Lenders shall in no event mean less than three (3) Lenders.

                  "Restricted Subsidiary" shall mean a wholly owned Subsidiary of Argosy (other than MGC, AGC, IGC, Jazz, AOLI, CQP and TIGC) which: (a) has not incurred any Indebtedness other than in connection with a Subsidiary Guaranty, guaranties issued in connection with Subordinated Debt and Pari Passu Obligations, if any, and accrued expenses, tax liability, deferred taxes and trade accounts payable less than ninety (90) days past due and other accrued or deferred liabilities incurred in the ordinary course of business, (b) is not subject to any Liens except Restricted Subsidiary Permitted Encumbrances and in connection with a Restricted Subsidiary Security Agreement, (c) has executed and delivered to Agent Bank a Subsidiary Guaranty and has executed and delivered to Agent Bank such security instruments, mortgages, ship mortgages and other documents as Agent Bank may reasonably require for the purpose of adding its assets, real and personal, as additional Collateral securing repayment of the Bank Facilities and the Subsidiary Guaranty, (d) all of the stock or other evidence of ownership thereof has been pledged in favor of Agent Bank by a Restricted Subsidiary Security Agreement, and (e) has been designated by Argosy to be a Restricted Subsidiary by written notice thereof to Agent Bank, subject to Argosy's right to redesignate such New Venture Subsidiary as an Unrestricted Subsidiary by written notice thereof to Agent Bank so long as: (i) no Default or Event of Default has occurred and remains continuing, and (ii) giving effect to such redesignation as of the end of the most recently ended Fiscal Quarter on a pro forma basis, no Default or Event of Default would exist under the Financial Covenants.

                  "Restricted Subsidiary Permitted Encumbrances" shall mean, at any particular time with respect to a Restricted Subsidiary, (i) Liens for taxes, assessments or governmental charges not then due, payable and delinquent,
(ii) statutory Liens for labor or materials or liens for taxes, assessments or governmental charges not then required to be paid pursuant to Section 5.10,
(iii) Liens in favor of Agent Bank or any Lender created or contemplated by the Security Documentation, (iv) Liens consented to in writing by Agent Bank upon the approval of Requisite Lenders, (v) Liens of legally valid capital leases and purchase money security interests for acquired FF&E up to the maximum amount permitted under Section 6.09(b), and only to the extent of the lesser of the purchase money loan or the fair market value of the acquired FF&E at the time of the acquisition thereof,
(vi) Liens of legally valid leases for FF&E, (vii) easements, licenses or rights-of-way, now existing or hereafter granted to any Governmental
Authority or public utility providing services to the Restricted Subsidiary or Restricted Subsidiary Venture, (viii) judgment and attachment Liens which do not constitute an Event of Default, (ix) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, customs and revenue authorities and materialmen and other similar Liens imposed by law incurred in the ordinary course of business which could not reasonably be expected to cause a Material Adverse Change and which are discharged in accordance with Section 5.04, (x) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations; (xi) leases or subleases granted to others not interfering in any material respect with the ordinary conduct of the business of such Restricted Subsidiary; (xii) the replacement or renewal of any Lien otherwise permitted hereunder; (xiii) minor defects, encroachments or irregularities in title not interfering in any material respect with the ordinary conduct of the business of such Restricted Subsidiary; and (xiv) Liens in existence at the time of acquisition or designation of any Restricted Subsidiary, so long as such Lien is not created or perfected in contemplation of such acquisition or designation.

                  "Restricted Subsidiary Security Agreements" shall mean the Security Agreement and Pledge Agreement in substantially the form of the Security Agreements, and in any case to the reasonable satisfaction of Agent Bank, to be executed by Argosy in favor of Agent Bank on behalf of the Banks for the purpose of pledging and granting a security interest in the capital stock and other interests which it may have in any Restricted Subsidiary, as it may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Restricted Subsidiary Venture" shall mean a New Venture wholly owned by a Restricted Subsidiary.

                  "Revolving Credit Note" shall mean the Revolving Credit Note, a copy of which is marked "Exhibit A", affixed hereto and by this reference incorporated herein and made a part hereof, to be executed by Borrowers on the Closing Date, payable to the order of Agent Bank on behalf of the Lenders, evidencing the Credit Facility, as it may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Riverside Assignment of Permits, Contracts, Rents and Revenues" shall mean the Assignment of Permits, Contracts, Rents and Revenues to be executed by MGC and by Argosy on or before the Closing Date, whereby MGC and Argosy assign to Agent

Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer in consideration of the Bank Facilities: (a) all of their right, title and interest under all spaceleases and equipment leases and contracts relating to the Riverside Casino Facilities, (b) all of their right, title and interest in and to all permits, licenses and contracts relating to the Riverside Casino Facilities, except those gaming permits and licenses which are unassignable, and (c) all rents, issues, profits, revenues and income from the operation of the Riverside Casino Facilities, together with any and all future expansions thereof, related thereto or used in connection therewith, as such assignment may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Riverside Casino Facilities" shall mean the riverboat casino business and related activities conducted by MGC on the Riverside Vessel and on the Riverside Real Property and all improvements now or hereafter situate thereon.

                  "Riverside Deed of Trust" shall mean that certain Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents to be executed by AGC and by MGC as of the Closing Date in favor of Agent Bank, on behalf of the Lenders, the Swingline Lender and the L/C Issuer, encumbering the Riverside Property and other Collateral therein described for the purpose of securing the Bank Facilities and all other sums which may be owing by Borrowers to the Banks from time to time under the terms of the Credit Agreement, as it may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Riverside Development Agreement" shall mean that certain Lease and Development Agreement executed by the City of Riverside, Missouri and by AGC under date of June 7, 1993, pursuant to which, among other things MGC agreed to: (i) construct certain improvements on the Riverside Real Property; and (ii) make certain payments to the City of Riverside; all in connection with its operation of a riverboat gaming business in connection with the Riverside Real Property.

                  "Riverside Real Property" shall mean that real property which is particularly described by "Exhibit Q" attached hereto and incorporated by reference herein.

                  "Riverside Vessel" shall mean collective reference to Argosy IV and to any other documented or undocumented vessels, barges, watercraft or floating structures which may be utilized by MGC, as of the Closing Date or thereafter, in the operation of its riverboat casino business at, or in connection with, the Riverside Real Property.

                  "SEC" shall have the meaning set forth in Recital Paragraph E.

                  "Schedule of Excluded Capital Expenditures" shall mean the Schedule of Excluded Capital Expenditures, a copy of which is set forth as
Schedule 6.05(b), affixed hereto, setting forth the list of Capital Expenditures which may be paid from Borrowers' assets and advances under the Bank Facilities as exclusions from Non-Financed Capital Expenditures.

                  "Schedule of Existing Unrestricted Subsidiary Investments" shall mean the Schedule of Existing Unrestricted Subsidiary Investments, a copy of which is set forth as Schedule 6.07(h), affixed hereto, setting forth the Investments in Unrestricted Subsidiaries existing as of the Closing Date.

                  "Schedule of Lenders' Proportions in Credit Facility" shall mean the Schedule of Lenders' Proportions in Credit Facility, a copy of which is marked "Schedule 2.01(a), affixed hereto, setting forth the respective Syndication Interest and maximum amount to be funded under the Credit Facility by each Lender as such schedule may be amended, modified or restated from time to time in connection with an Assumption and Consent Agreement or Assignment and Assumption Agreement.

                  "Schedule of Liens" shall mean the Schedule of Liens, a copy of which is set forth as Schedule 6.09, affixed hereto, setting forth certain Liens encumbering the Collateral as of the Closing Date.

                  "Schedule of Significant Litigation" shall mean the Schedule of Significant Litigation, a copy of which is set forth as Schedule 3.23, affixed hereto and by this reference incorporated herein and made a part hereof, setting forth the information described in Section 3.23 with respect to each Significant Litigation.

                  "Schedule of Subsidiaries" shall mean the Schedule of Subsidiaries, a copy of which is marked "Schedule 4.20", affixed hereto and by this reference incorporated herein and made a part hereof, setting forth the name of each Subsidiary of Argosy as of the Closing Date, stating whether each such Subsidiary is a Restricted Subsidiary or an Unrestricted Subsidiary and if the Subsidiary is a New Venture Subsidiary setting forth a description of the applicable New Venture.

                  "Scheduled Reduction(s)" shall mean the amount by which the Aggregate Commitment is reduced on each Reduction Date (calculated as a percentage of the Total Commitment) as set forth on the Total Commitment Reduction Schedule.

                  "Second Anniversary Date" shall mean the second annual anniversary of the Closing Date.

                  "Secured Indebtedness" shall mean that portion of the Indebtedness of the Argosy Consolidation, determined in accordance with GAAP,
(i) which is owing by IGCLP (both secured and unsecured), prior to the Lawrenceburg Buyout Date, exclusive of Indebtedness owing by IGCLP to its partners, and (ii) in each other instance the repayment of which is secured by any of the Collateral or by all or any portion of the Assets owned by any member of the Argosy Consolidation.

                  "Secured Interest Rate Hedge(s)" shall mean any Interest Rate Hedge entered into between any Borrower and any Lender, or Affiliate of any Lender, which is secured by the Security Documentation.

                  "Security Agreement (AGC)" shall mean the Security and Pledge Agreement (AGC) in favor of Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer, to be executed by AGC for the purpose of pledging, and granting a security interest in, all right, title and interest of AGC in and to any FF&E and other tangible and intangible personal property in which it may have an interest, and the other Collateral set forth therein; including, without limitation: (i) any Intercompany Notes in which it may have an interest; and
(ii) all capital stock, partnership interests and other interests which it may have in any Subsidiary, as it may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Security Agreement (AOLI)" shall mean the Security and Pledge Agreement (AOLI) in favor of Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer, to be executed by AOLI for the purpose of pledging, and granting a security interest in, all right, title and interest of AOLI in and to any FF&E and other tangible and intangible personal property in which it may have an interest, and the other Collateral set forth therein; including, without limitation: (i) any Intercompany Notes in which it may have an interest; and (ii) all capital stock, partnership interests and other interests which it may have in any Subsidiary, as it may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Security Agreement (Argosy)" shall mean the Security and Pledge Agreement (Argosy) in favor of Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer, to be executed by Argosy for the purpose of pledging, and granting a security interest in, all right, title and interest of Argosy in and to any FF&E and other tangible and intangible personal property in which it may have an interest, and the other Collateral set forth therein; including, without limitation: (i) any Intercompany Notes in which it may have an interest; and (ii) all capital stock, partnership interests and other interests which it may have in any Subsidiary, as it may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Security Agreement (CQP)" shall mean the Security and Pledge Agreement (CQP) in favor of Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer, to be executed by CQP for the purpose of pledging, and granting a security interest in, all right, title and interest of CQP in and to any FF&E and other tangible and intangible personal property in which it may have an interest, and the other Collateral set forth therein; including, without limitation: (i) any Intercompany Notes in which it may have an interest; and
(ii) all capital stock, partnership interests and other interests which it may have in any Subsidiary, as it may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Security Agreement (IGC)" shall mean the Security and Pledge Agreement (IGC) in favor of Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer, to be executed by IGC for the purpose of pledging, and granting a security interest in, all right, title and interest of IGC in and to any FF&E and other tangible and intangible personal property in which it may have an interest (excluding its partnership interest in BOSCLP), and the other Collateral set forth therein; including, without limitation: (i) any Intercompany Notes in which it may have an interest; (ii) all capital stock, partnership interests and other interests which it may have in any Subsidiary (other than BOSCLP); and (iii) all right, title and interest of IGC to receive payments under the Sioux City Vessel Lease; as such Security and Pledge Agreement may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Security Agreement (IGCLP)" shall mean the Security and Pledge Agreement (IGCLP) in favor of Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer, to be executed by IGCLP on or before the Level Two Commitment Increase Effective Date or the closing of the Level Two Term Loan, as applicable, for the purpose of pledging, and granting a security interest in, all right, title and interest of IGCLP in and to any FF&E and other tangible and intangible personal property in which it may have an interest, and the other Collateral set forth therein; including, without limitation: (i) any Intercompany Notes in which it may have an interest; and (ii) all capital stock, partnership interests and other interests which it may have in CQP or in any Subsidiary, as it may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Security Agreement (Jazz)" shall mean the Security and Pledge Agreement (Jazz) in favor of Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer, to be executed by Jazz for the purpose of pledging, and granting a security interest in, all right, title and interest of Jazz in and to any FF&E and other tangible and intangible personal property in which it may have an interest, and the other Collateral set forth therein; including, without limitation: (i) any Intercompany Notes in which it may have an interest; and (ii) all capital stock, partnership interests and other interests which it may have in any

Subsidiary, as it may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Security Agreement (MGC)" shall mean the Security and Pledge Agreement (MGC) in favor of Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer, to be executed by MGC for the purpose of pledging, and granting a security interest in, all right, title and interest of MGC in and to any FF&E and other tangible and intangible personal property in which it may have an interest, and the other Collateral set forth therein; including, without limitation: (i) any Intercompany Notes in which it may have an interest; and
(ii) all capital stock, partnership interests and other interests which it may have in any Subsidiary, as it may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Security Agreement (TIGC)" shall mean the Security and Pledge Agreement (TIGC) in favor of Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer, to be executed by TIGC for the purpose of pledging, and granting a security interest in, all right, title and interest of TIGC in and to any FF&E and other tangible and intangible personal property in which it may have an interest, and the other Collateral set forth therein; including, without limitation: (i) any Intercompany Notes in which it may have an interest; and (ii) all capital stock, partnership interests and other interests which it may have in any Subsidiary (including, without limitation, its partnership interest in IGCLP), as it may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Security Agreements" shall mean collective reference to the Security Agreement (AGC), the Security Agreement (AOLI), the Security Agreement (Argosy), the Security Agreement (CQP), the Security Agreement (IGC), the Security Agreement (Jazz), the Security Agreement (MGC), the Security Agreement
(TIGC), and, as of the Level Two Commitment Increase Effective Date or closing of the Level Two Term Loan, as the case may be, the Security Agreement (IGCLP).

                  "Security Documentation" shall mean collective reference to the Mortgages, Financing Statements, Assignments, Security Agreements, Revolving Credit Note, Subsidiary Guaranties, Trademark Security Agreement and all other instruments and agreements to be executed by or on behalf of any member of the Borrower Consolidation, including, without limitation, each Restricted Subsidiary, or any of them, or other applicable Persons, in favor of Agent Bank on behalf of the Banks securing repayment of the Bank Facilities.

                  "Senior Funded Debt" of the Argosy Consolidation shall mean for any Fiscal Quarter the sum of: (i) the average of the Aggregate Outstandings as of the last day of each calendar month during such Fiscal Quarter, plus (ii) the total as of the last day of such period of the unpaid principal balance of both the long-term and current portions (without duplication) of all other Secured Indebtedness (exclusive of the Defeased Debt) and Capitalized Lease Liabilities shown on the financial statements of the Argosy Consolidation prepared in accordance with GAAP.

                  "Senior Indenture" shall have the meaning set forth in Recital Paragraph C.

                  "Senior Indenture Amendment" shall mean the amendment or supplement to the Senior Indenture to be executed by the Senior Indenture Trustee, Argosy and the other parties to the Senior Indenture effectuating the amendments and modifications to the Senior Indenture and Senior Indenture Security Documents pursuant to the Consent Solicitation and as set forth in the Purchase/Solicitation Statement.

                  "Senior Indenture Collateral" shall have the meaning ascribed to the term "Collateral" in the Senior Indenture.

                  "Senior Indenture Security Documents" shall mean those documents securing repayment of the Borrowers' obligations under the Senior Indenture, and the First Mortgage Notes issued in accordance therewith, as described on Schedule 5.11 attached hereto.

                  "Senior Indenture Trustee" shall have the meaning ascribed to such term in Recital Paragraph C.

                  "Senior Leverage Ratio" as of the end of any Fiscal Quarter shall mean with reference to the Argosy Consolidation, the ratio of Adjusted Senior Funded Debt to Economic EBITDA.

                  "Senior Subordinated Notes" shall mean reference to the Initial Senior Subordinated Notes or the Exchange Senior Subordinated Notes, or both, as the case may be, whichever are issued and outstanding as of any date of determination.

                  "Senior Subordinated Notes Effective Date" shall have the meaning set forth in Section 3.15.

                  "Share Repurchases" shall mean the purchase of shares of any class of stock, option, right or other equity interest, whether voting or non-voting of Argosy by any member of the Borrower Consolidation, or any of them.

                  "Ship Mortgages" shall mean collective reference to the Argosy I Ship Mortgage, the Alton Belle II Ship Mortgage, the Alton Landing Ship Mortgage, the Argosy III Ship Mortgage, the Argosy IV Ship Mortgage, the Argosy V Ship Mortgage and the Spirit of America Ship Mortgage and, as of the Level Two Commitment
Increase Effective Date or closing of the Level Two Term Loan, as the case may be, the Argosy VI Ship Mortgage.

                  "Shore Mortgages" shall mean a collective reference to the Baton Rouge Mortgage, the Riverside Deed of Trust and, as of the Level Two Commitment Increase Effective Date, or the closing of the Level Two Term Loan, as the case may be, the Lawrenceburg Mortgage.

                  "Significant Litigation" shall mean each action, suit, proceeding, litigation and controversy against, or to the actual knowledge of Borrowers threatened, or affecting any member of the Argosy Consolidation, or any of them, not fully covered by insurance or that is subject to a reservation of rights and involving claims in excess of Three Million Dollars ($3,000,000.00) or which if determined adverse to the interests of any member of the Argosy Consolidation, or any of them, would reasonably be expected to result in a Material Adverse Change.

                  "Sioux City Assignment of Permits, Contracts, Rents and Revenues" shall mean the Assignment of Permits, Contracts, Rents and Revenues to be executed by IGC on or before the Closing Date, whereby IGC assigns to Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer in consideration of the Bank Facilities: (a) all of its right, title and interest under all spaceleases and equipment leases and contracts relating to the Sioux City Casino Facilities, (b) all of its right, title and interest in and to all permits, licenses and contracts relating to the Sioux City Casino Facilities, except those gaming permits and licenses which are unassignable, (c) all of its right, title and interest in and to all rents, issues, profits, revenues and income from the operation of the Sioux City Casino Facilities, together with any and all future expansions thereof, related thereto or used in connection therewith, and (d) all of its right, title and interest to receive payments under the Sioux City Vessel Lease, as such assignment may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Sioux City Casino Facilities" shall mean the riverboat casino business and related activities conducted by BOSCLP on the Sioux City Vessels and on the Sioux City Real Property and all improvements now or hereafter situate thereon.

                  "Sioux City Development Agreement" shall mean that certain Development Agreement under date of June 22, 1992, by and between the City of Sioux City, Iowa and Sioux City Riverboat Corp., pursuant to which, among other things, Sioux City Riverboat Corp. constructed various improvements to the Sioux City Real Property and was granted the right to utilize the Sioux City Real Property as well as certain adjoining parking facilities owned by the City of Sioux City, all in operation of the Sioux City Casino Facilities, with the interest of Sioux City Riverboat Corp. under the Sioux City Development Agreement having been assigned to BOSCLP pursuant to that certain Assignment and Assumption Agreement executed by Sioux City Riverboat Corp. and by BOSCLP under date of December 1, 1994.

                  "Sioux City Real Property" shall mean that real property which is particularly described by "Exhibit R" attached hereto and incorporated by reference herein.

                  "Sioux City Riverboat Corp." shall mean Sioux City Riverboat Corp., Inc., an Iowa corporation.

                  "Sioux City Vessel Lease" shall mean that certain Management and Boat Lease Agreement executed by BOSCLP and by IGC under date of December 1, 1994 pursuant to which, among other things, IGC leased the Sioux City Vessels to BOSCLP and IGC agreed to manage the Sioux City Casino Facilities on behalf of BOSCLP.

                  "Sioux City Vessels" shall mean collective reference to Argosy V, Alton Landing and to any other documented or undocumented vessels, barges, watercraft or floating structures which may be utilized by BOSCLP, as of the Closing Date or thereafter, in the operation of its riverboat casino business at, or in connection with, the Sioux City Real Property.

                  "Spirit of America" shall mean that vessel known as Spirit of America, Official No. 259139.

                  "Spirit of America Ship Mortgage" shall mean the First Preferred Ship Mortgage to be executed by Argosy on or before the Closing Date wherein Argosy, as owner and mortgagor, grants a Lien in favor of Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer, in and to Spirit of America, as such ship mortgage may be amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Standby L/C Fee" shall have the meaning set forth in Section 2.10(c) of this Credit Agreement.

                  "Standby Letter(s) of Credit" shall mean a letter or letters of credit issued by L/C Issuer pursuant to Section 2.09 of the Credit Agreement for the purpose of securing payment or performance of a financial obligation of Borrowers, or any of them, other than in connection with the payment for goods or equipment.

                  "Stated Amount" shall mean the maximum amount which L/C Issuer may be required to disburse to the beneficiary(ies) of a Letter(s) of Credit under the terms thereof.

                  "Stated Expiry Date(s)" shall mean the date set forth on the face of a Letter(s) of Credit as the date when all obligations of L/C Issuer to advance funds thereunder will terminate, as the same may be extended from time to time.

                  "Subordinated Debt" shall mean: (i) the Indebtedness evidenced by the New Indenture and Senior Subordinated Notes, and (ii) all other unsecured Indebtedness of the Borrower Consolidation (not including, however: (x) the First Mortgage Notes purchased by Borrowers as of the Closing Date pursuant to the First Mortgage Notes Redemption, and (y) the Senior Indenture and the Outstanding First Mortgage Notes subsequent to July 1, 2000) which is contractually subordinated to the Obligations and for which (a) there is no principal or sinking fund payment requirement maturing or otherwise coming due prior to one (1) year after the Maturity Date; (b) the maturity date of the Subordinated Debt shall not be earlier than one year subsequent to the Maturity Date; (c) all material covenants, terms and conditions of the Subordinated Debt shall be no more restrictive on Argosy and the Borrower Consolidation than those applicable under this Credit Agreement; and (d) the covenants, terms, conditions, representations, subordination and blockage provisions, events of default and other provisions of the Subordinated Debt are either (i) substantially similar in all material respects to the covenants, terms, conditions, representations, subordination and blockage provisions, events of default and other provisions contained in the New Indenture, or (ii) such covenants, terms, conditions, representations, subordination and blockage provisions, events of default and other provisions shall be acceptable to the Requisite Lenders in their reasonable credit judgment.

                  "Subsidiary" shall mean, on the date in question, any Person of which an aggregate of 50% or more of the stock of any class or classes (or equivalent partnership or limited liability company interests) is owned of record or beneficially, directly or indirectly, by another Person and/or any of its Subsidiaries, if the holders of the stock of such class or classes (or equivalent partnership or limited liability company interests) (a) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency, or (b) are entitled, as such holders, to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, whether or not the right so to vote exists by reason of the happening of a contingency.

                  "Subsidiary Guarantor" shall mean each Restricted Subsidiary which has executed the Subsidiary Guaranty.

                  "Subsidiary Guaranty" shall mean the General Continuing Subsidiary Guaranty to be executed by each Restricted Subsidiary in favor of the Agent Bank on behalf of Banks in the form of the General Continuing Subsidiary Guaranty marked "Exhibit N", affixed hereto and by this reference incorporated herein and made a part hereof, under the terms of which each Restricted Subsidiary irrevocably and unconditionally guaranties to Agent Bank on behalf of the Banks the full and prompt payment and performance of all Obligations.

                  "Swingline Advance" shall mean each advance made by Swingline Lender to Borrowers under the Swingline Facility.

                  "Swingline Facility" shall mean the agreement of Swingline Lender to make Swingline Advances to Borrowers subject to the terms and conditions and up to the maximum amounts and for the duration as set forth in
Section 2.08 of this Credit Agreement.

                  "Swingline Lender" shall have the meaning set forth in the Preamble of this Credit Agreement.

                  "Swingline Note" shall mean the Swingline Note, a copy of which is marked "Exhibit B", affixed hereto, to be executed by Borrowers on the Closing Date, payable to the order of Swingline Lender evidencing the Swingline Facility.

                  "Swingline Outstandings" shall mean the aggregate amount of all outstanding and unpaid Swingline Advances as of each date of determination.

                  "Syndication Interest" shall mean the proportionate interest of each Lender in the Credit Facility as set forth on the Schedule of Lenders' Proportions in Credit Facility, a copy of which is marked Schedule 2.01(a) affixed hereto and by this reference incorporated herein and made a part hereof, as the same may be amended or restated from time to time.

                  "Taxes" shall have the meaning set forth in Section 2.12.

                  "Tender Offer" shall have the meaning ascribed to such term in Recital Paragraph G.

                  "Term Loans" shall mean collective reference to the Level One Term Loan and the Level Two Term Loan.

                  "Title Company" shall mean First American Title Insurance Company, together with such reinsurers with direct access as are requested by Agent Bank or other title insurance company or companies as may be reasonably acceptable to Agent Bank.

                  "Title Insurance Policies" shall mean the ALTA Extended Coverage Lenders Policy(ies) of Title Insurance and endorsements to be attached thereto, to be issued by Title

Company as of the Closing Date, in the aggregate amount of Fifty-Five Million Dollars ($55,000,000.00) in connection with the Riverside Casino Facilities and Fifty-Seven Million Dollars ($57,000,000.00) in connection with the Baton Rouge Casino Facility, in each case in favor of WFB, as Agent Bank, insuring:
(i) the Baton Rouge Mortgage as a first mortgage lien on the Baton Rouge Real Property; and (ii) the Riverside Deed of Trust as a first mortgage lien on the Riverside Real Property; all subject only to the exceptions permitted to be shown thereon in accordance with the requirements set forth in the Closing Instructions.

                  "Total Commitment" shall mean the amount of Two Hundred Million Dollars ($200,000,000.00) (the amount of the Aggregate Commitment on the Closing Date), plus, on and after the Level One Commitment Increase Effective Date, the aggregate amount of the Level One Commitment Increase, plus, on and after the Level Two Commitment Increase Effective Date, the aggregate amount of the Level Two Commitment Increase.

                  "Total Commitment Reduction Schedule" shall mean the Total Commitment Reduction Schedule marked "Schedule 2.01(c)", affixed hereto, setting forth as of each Reduction Date the amount of each Scheduled Reduction as a percentage of the Total Commitment.

                  "Total Leverage Ratio" as of the end of any Fiscal Quarter shall mean with reference to the Argosy Consolidation, the ratio of Adjusted Funded Debt to Economic EBITDA.

                  "Total Liabilities" shall mean the total liabilities of the Argosy Consolidation determined in accordance with GAAP.

                  "Trademark Security Agreement" shall mean the security agreement to be executed by Borrowers as of the Closing Date for the purpose of granting a security interest in favor of Agent Bank on behalf of Lenders in all trademarks, tradenames and servicemarks used in connection with the Argosy Owned Facilities, including, without limitation, each registration and application set forth on Schedule 4.27 or otherwise described on Schedule A to the Trademark Security Agreement.

                  "USCG" shall mean the United States Coast Guard.

                  "Unrestricted Subsidiary" shall mean each New Venture Subsidiary which is not a Restricted Subsidiary or a Borrower.

                  "Unsuitable Lender" shall have the meaning set forth in
Section 10.10(d).

                  "Vessels" shall mean collective reference to the Alton Vessel, the Baton Rouge Vessel, the Lawrenceburg Vessel, the Riverside Vessel, and the Sioux City Vessels.

                  "Voluntary Permanent Reduction" shall have the meaning set forth in Section 2.01(c).

                  "WFB" shall mean Wells Fargo Bank, National Association.

                  Section 1.02. INTERPRETATION AND CONSTRUCTION. In this Credit Agreement, unless the context otherwise requires:

                  (a) Articles and Sections mentioned by number only are the respective Articles and Sections of this Credit Agreement as so numbered;

                  (b) Words importing a particular gender mean and include every other gender, and words importing the singular number mean and include the plural number and VICE VERSA;

                  (c) All times specified herein, unless otherwise specifically referred, shall be the time in San Francisco, California;

                  (d) Any headings preceding the texts of the several Articles and Sections of this Credit Agreement, and any table of contents or marginal notes appended to copies hereof, shall be solely for convenience of reference and shall not constitute a part of this Credit Agreement, nor shall they affect its meaning, construction or effect;

                  (e) If any clause, provision or Section of this Credit Agreement shall be ruled invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any of the remaining provisions hereof;

                  (f) The terms "herein", "hereunder", "hereby", "hereto", "hereof" and any similar terms as used in the Credit Agreement refer to this Credit Agreement; the term "heretofore" means before the date of the execution of this Credit Agreement; and the term "hereafter" means after the date of the execution of this Credit Agreement;

                  (g) The parties hereto agree that each has contributed to the drafting of this Credit Agreement and each of the Loan Documents and that the provisions herein contained shall not be construed against Borrowers or Banks as having been the person or persons responsible for the preparation thereof;

                           (h) All accounting terms used herein which are not
otherwise specifically defined shall be used in accordance with GAAP;

                           (i) Each reference to a Loan Document or the Security
Documentation, or any of them, as used in this Credit Agreement shall be deemed a reference to such Loan Document or the Security Documentation as the same may be amended, modified, supplemented, replaced or restated from time to time; and

                           (j) Every affirmative duty, covenant and obligation
of Borrowers hereunder shall be equally applicable to each of the Borrowers individually and where the context would result in the best interests or rights of Banks shall be construed to mean "Borrowers or any of them" or "Borrowers and each of them", as applicable.

                  Section 1.03. USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Credit Agreement shall have such meanings when used in the Notes and in each Loan Document and other communication delivered from time to time in connection with this Credit Agreement or any other Loan Document.

                  Section 1.04. CROSS-REFERENCES. Unless otherwise specified, references in this Credit Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Credit Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

                  Section 1.05. EXHIBITS AND SCHEDULES. All Exhibits and Schedules to this Credit Agreement, either as originally existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference and made a part hereof.

                                   ARTICLE II

                  AMOUNT, TERMS AND SECURITY OF THE FACILITIES

                  Section 2.01.     THE CREDIT FACILITY.

                           a. Subject to the conditions and upon the terms
hereinafter set forth and in accordance with the terms and provisions of the Revolving Credit Note, Lenders severally agree in the proportions set forth on the Schedule of Lenders' Proportions in Credit Facility to advance the Closing Disbursement on the Closing Date and thereafter to advance Borrowings to Borrowers, in the aggregate up to the Maximum Permitted Balance in the initial amount of Two Hundred Million Dollars ($200,000,000.00), subject to increase as provided in Section 2.15(a) and 2.15(b), in such amounts as Borrowers may request by Notice of Borrowing duly executed by an Authorized Officer and delivered to Agent Bank from time to time as provided in Section 2.03.

                           b. Subject to the uses and purposes set forth in
Section 2.02, on and after the Closing Date, Borrowers may borrow, repay and reborrow the Available Borrowings up to the Maximum Permitted Balance from time to time; provided further, however, amounts of Funded Outstandings bearing interest with reference to a LIBO Rate shall be subject to Breakage Charges incident to prepayment as provided in Section 2.07(c). The Credit Facility shall be for a term commencing on the Closing Date and terminating on the Maturity Date, on which date the entire outstanding balance of the Credit Facility shall be fully paid and Bank Facility Termination shall occur. In no event shall any Lender be liable to fund any amounts under the Credit Facility in excess of its respective Syndication Interest in any Borrowing. In the event the Aggregate Outstandings exceed the Maximum Permitted Balance at any time, Borrowers shall immediately cause the Aggregate Outstandings to be reduced by such amount as may be necessary to cause the Aggregate Outstandings to be equal to or less than the Maximum Permitted Balance.

                           c. Borrowers may voluntarily reduce the Maximum
Permitted Balance from time to time (a "Voluntary Permanent Reduction") on the following conditions:

                                    (i) that each such Voluntary Permanent
                  Reduction be in the minimum amount of Five Million Dollars ($5,000,000.00) (or, if less the remaining Maximum Permitted Balance) and in increments of One Million Dollars ($1,000,000.00) and made in writing by an Authorized Representative, effective on the fifth (5th) Banking Business Day following receipt by Agent Bank;

                                    (ii) that each such Voluntary Permanent
                  Reduction shall be irrevocable and a permanent reduction to the Maximum Permitted Balance; and

                                    (iii) in the event any Voluntary Permanent
                  Reduction reduces the Maximum Permitted Balance to less than the sum of the Aggregate Outstandings, the Borrowers shall immediately cause the Aggregate Outstandings to be reduced by such amount as may be necessary to cause the Aggregate Outstandings to be equal to or less than the Maximum Permitted Balance.

                  Section 2.02. USE OF PROCEEDS OF THE CREDIT FACILITY. Available Borrowings shall be used for the following purposes:

                           a. On the Closing Date a Borrowing shall be advanced
(the "Closing Disbursement") for the purposes of:

                           (i) paying in full the fees due Agent Bank as set
                  forth in the Fee Side Letter, the costs, fees and expenses of Title Company incurred in connection with the issuance of the Title Insurance Policies, the costs, fees and expenses of Henderson & Morgan, LLC, attorneys for Agent Bank, and associate counsel and insurance consultants retained by them incurred to the Closing Date; and

                           (ii) financing a portion of the costs and funds to be
                  advanced by Borrowers for the Redemption Consideration and the Consent Solicitation Consideration;

                           (iii) financing a portion of the costs and funds to
                  be advanced by Borrowers as Defeasance Consideration;

                           (iv) paying other costs, fees and expenses incurred
                  by Borrowers, including attorneys' fees and related costs, incurred in connection with the Bank Facilities and the New Indenture; and

                           (v) financing working capital requirements of the
                  Borrower Consolidation.

                           b. Subsequent to the Closing Date up to the Maximum
Permitted Balance for the purpose of:

                           (i) providing financing for general corporate
                  purposes, including financing Capital Expenditures, working capital requirements (including funding all or any portion of the costs of acquisition of a Minority Interest Percentage) and New Venture Investments of the Borrower Consolidation subject to the terms, covenants and limitations hereinafter set forth; and

                           (ii) financing a portion of the costs and funds to be
                  advanced by Borrowers to cause the Convertible Notes to be fully paid on or before July 1, 2000.

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

                           c. On and after the Commitment Increase Effective
Date up to the Maximum Permitted Balance, after giving effect to the Commitment Increase, for the additional purpose of:

                           (i) financing a portion of the costs of acquiring one
                  hundred percent (100%) ownership within the Borrower Consolidation of IGCLP and the Lawrenceburg Casino Facilities; and

                           (ii) paying other costs, fees and expenses incurred
                  by Borrowers, including attorneys fees and related costs, of acquiring one hundred percent (100%) ownership within the Borrower Consolidation of IGCLP and the Lawrenceburg Casino Facilities.

                  Section 2.03. NOTICE OF BORROWINGS AND EXERCISE OF INTEREST RATE OPTIONS.

                           a. An Authorized Representative shall give Agent
Bank, no later than 9:00 a.m. on a Banking Business Day at Agent Bank's office specified in Section 2.07, three (3) full Banking Business Days prior notice in the form of (i) verbal notice by telephone by an Authorized Representative, and (ii) written notice by a Notice of Borrowing ("Notice of Borrowing"), a copy of which is marked "Exhibit C", affixed hereto, for each proposed Borrowing to be made with reference to a LIBO Rate and at least one
(1) full Banking Business Days prior notice for all other Borrowings, specifying the date and amount of each proposed Borrowing. Agent Bank shall give prompt notice of each Notice of Borrowing to Lenders of the amount to be funded and specifying the Funding Date. Not later than 11:00 a.m. on the Funding Date specified, each Lender shall disburse to Agent Bank its Pro Rata Share of the amount to be advanced by each such Lender in lawful money of the United States of America and in immediately available funds. Agent Bank shall make the proceeds of such fundings received by it on or before 11:00 a.m. from the Lenders available to Borrowers by depositing, prior to 1:00 p.m. on the day so received (but not prior to the Funding Date), in the Designated Deposit Account maintained with Agent Bank the amounts received from the Lenders. No Borrowing may exceed the Available Borrowings. Each Borrowing to be made with reference to the Base Rate shall be in a minimum amount of One Million Dollars ($1,000,000.00) and in increments of One Hundred Thousand Dollars ($100,000.00). Borrowers shall be entitled to no more than five (5) Borrowings during each calendar month, exclusive of Borrowings made for the sole purpose of funding repayment of a Swingline Advance or L/C Reimbursement Obligation.

                           b. The failure of any Lender to fund its Pro Rata
Share of any Borrowing on any Funding Date shall neither relieve any other Lender of any obligation hereunder to fund its Pro Rata Share of such Borrowing on such Funding Date nor relieve the Lender which has failed to fund its Pro Rata Share of its obligations to Borrowers hereunder. No Lender shall be responsible for the failure of any other Lender to fund its Pro Rata Share of such Borrowing on any Funding Date nor shall any Lender be responsible for the failure of any other Lender to perform its respective obligations hereunder. The provisions set forth in Section
10.10(d) shall be applicable to a Defaulting Lender to the same extent as if such Defaulting Lender was found to be an Unsuitable Lender.

                  Section 2.04. CONDITIONS OF BORROWINGS. The Closing Disbursement and all Borrowings, other than Borrowings made at the request of Agent Bank for the purpose of funding repayment of Swingline Outstandings and/or L/C Reimbursement Obligations as hereinafter provided, will only be made so long as Borrowers are in full compliance with each of the requirements and conditions precedent set forth in Article III A and B of this Credit Agreement and with
Article III C with respect to the advance of the Commitment Increase; provided, however, upon the consent of the Requisite Lenders, Lenders shall advance Borrowings notwithstanding the existence of less than full compliance with the requirements of Article III B and Borrowings so made shall be deemed to have been made pursuant to this Credit Agreement.

                  Section 2.05. THE REVOLVING CREDIT NOTE AND INTEREST RATE OPTIONS.

                           a. The Credit Facility shall be further evidenced
by the Revolving Credit Note payable to the order of Agent Bank on behalf of the Lenders. Agent Bank shall record manually or electronically the date and amount of each Borrowing advanced by the Lenders together with the applicable Interest Period in the case of portions of the unpaid principal under the Credit Facility bearing interest with reference to a LIBO Rate, and the amount of each repayment of principal made thereunder by Borrowers and the entry of such records shall be conclusive absent manifest or demonstrable error; provided, however, the failure to make such a record or notation with respect to any Borrowing or repayment thereof, or an error in making such a record or notation, shall not limit or otherwise affect the obligations of Borrowers hereunder or under the Revolving Credit Note.

                           b. Interest shall accrue on the entire outstanding
principal balance of the Credit Facility at a rate per annum equal to the Base Rate plus the Applicable Margin, unless Borrowers request a LIBOR Loan pursuant to Section 2.03 or elect pursuant to Section 2.05(c) hereinbelow to have interest accrue on a portion or portions of the outstanding principal balance of the Credit Facility at a LIBO Rate ("Interest Rate Option"), in which case interest on such portion or portions shall accrue at a rate per annum equal to such LIBO Rate plus the Applicable Margin in effect as of the second Banking Business Day prior to the first day of the applicable Interest Period, as long as: (i) each such LIBOR Loan is in a minimum amount of Five Million Dollars ($5,000,000.00) and in increments of One Million Dollars ($1,000,000.00), and
(ii) no more than ten (10) LIBOR Loans may be outstanding at any one time. Interest accrued on each Base Rate Loan shall be due and payable quarterly on the first day of each Fiscal Quarter following the Closing Date, and on the Maturity Date. For each LIBOR Loan, accrued interest shall be due and payable at the end of each Interest Period applicable thereto, but in any event no less frequently than at the end of each three
(3) month period during the term of such LIBOR Loan. Except as qualified above, the outstanding principal balance of the Credit Facility may be a Base Rate Loan or one or more LIBOR Loans, or any combination thereof, as Borrowers shall specify.

                           c. So long as no Default or Event of Default shall
have occurred and remains continuing, Borrowers may Convert from one Interest Rate Option to another Interest Rate Option or continue an Interest Rate Option for another Interest Period by giving irrevocable notice to Agent Bank of such Conversion or Continuation by 9:00 a.m., on a day which is at least three (3) Banking Business Days prior to the proposed date of such Conversion to or Continuation of each LIBOR Loan or one (1) Banking Business Day prior to the proposed date of such Conversion to each Base Rate Loan. Each such notice shall be made by an Authorized Representative by telephone and thereafter immediately confirmed in writing by delivery to Agent Bank of a Continuation/Conversion Notice specifying the date of such Conversion or Continuation, the amounts to be so Converted or Continued and the Interest Period if the Conversion or Continuation is being made with reference to a LIBOR Loan. Upon receipt of such Continuation/Conversion Notice, Agent Bank shall promptly set the applicable interest rate (which in the case of a LIBOR Loan shall be the LIBO Rate plus the Applicable Margin as of the second Banking Business Day prior to the first day of the applicable Interest Period) and the applicable Interest Period if the Conversion or Continuation is being made with reference to a LIBOR Loan and shall confirm the same in writing to Borrowers and Lenders. Each Conversion or Continuation shall be on a Banking Business Day. No LIBOR Loan shall be converted to a Base Rate Loan or renewed on any day other than the last day of the current Interest Period relating to such amounts outstanding unless Borrowers pay any applicable Breakage Charges. All Borrowings advanced at the request of Agent Bank under Sections 2.08 or 2.09 of the Credit Agreement shall bear interest with reference to the Base Rate plus the Applicable Margin, subject to Borrowers' right to Convert such Borrowing to a LIBOR Loan or LIBOR Loans as provided herein. If Borrowers fail to give a Continuation/Conversion Notice for the continuation of a LIBOR Loan as a LIBOR Loan for a new Interest Period in accordance with this Section 2.05(c), such LIBOR Loan shall automatically become a Base Rate Loan at the end of its then current Interest Period.

                           d. Each interest period (each individually an
"Interest Period" and collectively the "Interest Periods") for a LIBOR Loan shall commence on the date such LIBOR Loan is made or the date of Conversion or Continuation of any amount or amounts of the outstanding Borrowings hereunder to a LIBOR Loan, as the case may be, and shall end on the date which is one (1), two (2), three (3) or six (6) months thereafter, as elected by Borrowers. However, no Interest Period may extend beyond the Maturity Date and no

Interest Period may extend beyond any Reduction Date unless the sum of (i) the aggregate amount of LIBOR Loans having an Interest Period ending after such Reduction Date, plus (ii) the L/C Exposure and Potential L/C Exposure of all Letters of Credit outstanding and requested for which the Stated Expiry Date is after such Reduction Date, does not exceed the Maximum Permitted Balance after giving effect to the Scheduled Reduction on such Reduction Date. Each Interest Period for a LIBOR Loan shall commence and end on a Banking Business Day. If any Interest Period commences on a date for which there is no corresponding date in the month in which it is scheduled to end, such Interest Period shall end on the last Banking Business Day of such month. If any Interest Period would otherwise expire on a day which is not a Banking Business Day, the Interest Period shall be extended to expire on the next succeeding Banking Business Day, unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Banking Business Day.

                           e. The applicable LIBO Rate and Base Rate shall be
determined by the Agent Bank, and notice thereof shall be given promptly to Borrowers and Lenders. Each determination of the applicable Base Rate and LIBO Rate shall be conclusive and binding upon the Borrowers, in the absence of manifest or demonstrable error. The Agent Bank shall, upon written request of Borrowers or any Lender, deliver to Borrowers or such Lender, as the case may be, a statement showing the computations used by the Agent Bank in determining any rate hereunder.

                           f. Computation of interest on all Base Rate Loans
shall be calculated on the basis of a 365, or, when applicable, 366 day year based on the actual number of days elapsed. Computation of interest on all LIBOR Loans shall be calculated on the basis of a year of three hundred sixty (360) days and the actual number of days elapsed. The applicable Base Rate shall be effective the same day as a change in the Base Rate is announced by WFB as being effective.

                           g. If with respect to any Interest Period, (a) the
Agent Bank reasonably determines (which determination shall be binding and conclusive on Borrowers) that by reason of circumstances affecting the inter-bank eurodollar market adequate and reasonable means do not exist for ascertaining the applicable LIBO Rate, or (b) Requisite Lenders advise Agent Bank that the LIBO Rate as determined by Agent Bank will not adequately and fairly reflect the cost to such Lenders of maintaining or funding, for such Interest Period, a LIBOR Loan under the Credit Facility, then so long as such circumstances shall continue: (i) Agent Bank shall promptly notify Borrowers thereof, (ii) the Lenders shall not be under any obligation to make a LIBOR Loan or Convert a Base Rate Loan into a LIBOR Loan for which such circumstances exist, and (iii) on the last day of the then current Interest Period, the LIBOR Loan for which such circumstances exist shall, unless then repaid in full, automatically Convert to a Base Rate Loan.

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

                           h. Notwithstanding any other provisions of the
Credit Agreement, if, after the Closing Date, any law, rule, regulation, treaty, interpretation or directive (whether having the force of law or not) or any change therein shall make it unlawful for any Lender to make or maintain LIBOR Loans, then (i) the commitment and agreement to maintain LIBOR Loans as to such Lender shall immediately be suspended, and (ii) unless required to be terminated earlier, LIBOR Loans as to such Lender, if any, shall be Converted on the last day of the then current Interest Period applicable thereto to Base Rate Loans. If it shall become lawful for such Lender to again maintain LIBOR Loans, then Borrowers may once again as to such Lender request Conversions to the LIBO Rate. During any period of such suspension, such Lender shall make Base Rate Loans.

                           i. The Borrowers agree that upon written notice
by: (y) Agent Bank or (z) any Lender to the Borrowers (with a copy of such notice concurrently delivered to Agent Bank) to the effect that a promissory note or other evidence of indebtedness is required for such Lender by a Governmental Authority, banking regulatory agency or regulatory audit in order for such Lender to evidence (whether for the purposes of pledge, enforcement or otherwise) the Syndication Interest held by such Lender:

                           (i) The Borrowers shall promptly execute and deliver
                  to each Lender a promissory note payable to the order of each such Lender (each individually a "Replacement Note" and collectively the "Replacement Notes") in the form of the Revolving Credit Note in the amount of each Lender's respective Syndication Interest in the Credit Facility subject to Scheduled Reductions to be allocated amongst Lenders in accordance with their respective Syndication Interests;

                           (ii) The Replacement Notes shall, in the aggregate,
                  fully replace the Revolving Credit Note and each reference to the Revolving Credit Note in this Credit Agreement and each of the Loan Documents shall be deemed to be a collective reference to the Replacement Notes;

                           (iii) Borrowings, Interest Rate Options,
                  Continuation/Conversion Notices and all other provisions for the disbursement of funds, setting of interest rates and collection of repayments of interest and principal shall continue to be made by Agent Bank as the administrative and collateral agent for the Lenders in the same manner and to the same extent as provided in the Revolving Credit Note and this Credit Agreement as fully applicable to each of the Replacement Notes;

                           (iv) the Agent Bank, upon the consent of Requisite
                  Lenders, shall cause the Title Insurance Company to issue, at the expense of Borrowers,

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

                  such endorsements to the Title Insurance Policies as may be reasonably necessary to assure the aggregate obligation evidenced by the Replacement Notes is secured by the insured Security Documentation with the same coverage and priority as the obligation evidenced by the Revolving Credit Note; and

                           (v) Concurrently with the delivery of the Replacement
                  Notes, Agent Bank shall return the original Revolving Credit Note to Borrowers marked as superseded and replaced by the Replacement Notes.

                  Section 2.06. SECURITY FOR THE CREDIT FACILITY. As security for the due and punctual payment and performance of the terms and provisions of this Credit Agreement, the Notes and all of the other Security Documentation shall be executed and delivered to Agent Bank, as of the Closing Date, by the respective parties to each of the Security Documentation and recorded and/or filed in each applicable jurisdiction as required by the Closing Instructions. The Security Documentation shall be subordinate to the Senior Indenture Security Documents with respect to the Senior Indenture Collateral until the Senior Indenture Security Documents are terminated and released.

                  Section 2.07.      PLACE AND MANNER OF PAYMENT.

                           a.        All amounts payable by Borrowers to the
Lenders shall be made to Agent Bank on behalf of Lenders pursuant to the terms of this Credit Agreement and the Notes and shall be made on a Banking Business Day in lawful money of the United States of America and in immediately available funds. Other than in connection with: (i) the Scheduled Reductions of principal, or (ii) principal payments which may be required to decrease the Aggregate Outstandings to an amount equal to or less than the Maximum Permitted Balance, Borrowers shall not make repayments ("Principal Prepayments") of the outstanding balance of principal owing under the Revolving Credit Note more frequently than five (5) such Principal Prepayments during each calendar month. Each such Principal Prepayment of a Base Rate Loan shall be in a minimum amount of One Million Dollars ($1,000,000.00) (or, if less, the outstanding principal amount of Base Rate Loans) and in increments of One Hundred Thousand Dollars ($100,000.00) in excess thereof. Each such Principal Prepayment of a LIBOR Loan shall be in a minimum amount of Five Million Dollars ($5,000,000.00) and in increments of One Million Dollars ($1,000,000.00) in excess thereof; provided, that in no event shall any outstanding LIBOR Loan have a principal balance of less then Five Million Dollars ($5,000,000.00).

                           b.        All such amounts payable by Borrowers shall
be made to Agent Bank at its office located at Wells Fargo Bank, Syndications Division, 201 Third Street, Eighth Floor, San Francisco, California 94103, or at such other address as may be directed in writing by Agent Bank from time to time. If such payment is received by Agent Bank prior to 11:00 a.m., Agent Bank shall credit Borrowers with such payment on the day so received and shall disburse to the appropriate Lenders on the same day the Pro Rata Share of payments relating to the Credit Facility in immediately available funds. If such payment is received by Agent Bank after 11:00 a.m., Agent Bank shall credit Borrowers with such payment as of the next Banking Business Day and disburse to the appropriate Lenders on the next Banking Business Day such Pro Rata Share of such payment relating to the Credit Facility, in immediately available funds. Any payment on the Credit Facility made by Borrowers to Agent Bank pursuant to the terms of this Credit Agreement or the Revolving Credit Note for the account of Lenders shall constitute payment to the appropriate Lenders. If the Revolving Credit Note or any payment required to be made thereon or hereunder, is or becomes due and payable on a day other than a Banking
Business Day, the due date thereof shall be extended to the next succeeding Banking Business Day and interest thereon shall be payable at the then applicable rate during such extension.

                           c.        Subject to Section 2.07(a), the
outstanding principal owing under the Credit Facility and the Revolving Credit Note may be prepaid at any time in whole or in part without penalty; provided, however, that any portion or portions of the unpaid principal balance which is accruing interest at a LIBO Rate may only be prepaid or repaid on the last day of the applicable Interest Period unless Borrowers give three (3) days prior written notice to Agent Bank and additionally pay concurrently with such prepayment or repayment such additional amount or amounts as will compensate Lenders for any losses, costs or expenses which they may incur as a result of such payment, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by the liquidation of deposits or other funds acquired by such Lender to fund or maintain such LIBOR Loan ("Breakage Charges"). A certificate of a Lender setting forth in reasonable detail as to amounts payable hereunder shall be conclusive and binding on Borrowers for all purposes, absent manifest or demonstrable error. Any calculation hereunder shall be made on the assumption that each Lender that regularly funds in the London interbank market has funded or will fund each LIBOR Loan in the London interbank market; PROVIDED that no Lender shall have any obligation to actually fund any LIBOR Loan in such manner.

                           d.        Unless the Agent Bank receives notice from
an Authorized Officer prior to the date on which any payment is due to the Lenders that the Borrowers will not make such payment in full as and when required, the Agent Bank may assume that the Borrowers have made such payment in full to the Agent Bank on such date in immediately available funds and the Agent Bank may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers have not made such payment in full to the Agent Bank, each Lender shall repay to the Agent Bank on demand such amount distributed to such Lender, together with interest thereon at the Federal
Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

                           e.        If, other than as expressly provided
elsewhere herein, any Lender shall obtain any payment with respect to the Bank Facilities (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Syndication Interest, such Lender shall immediately (a) notify the Agent Bank of such fact, and (b) purchase from the other Lenders such participations in the Credit Facility as shall be necessary to cause such purchasing Lender to share the excess payment with each of them in proportion to their respective Syndication Interests; PROVIDED, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrowers agree that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation. The Agent Bank will keep records (which shall be conclusive and binding in the absence of manifest or demonstrable error) of each participation purchased under this section and will in each case notify the Lenders and the Borrowers following any such purchases or repayments.

                  Section 2.08.      THE SWINGLINE FACILITY.

                           a.        Subject to the conditions and upon the
terms hereinafter set forth and in accordance with the terms and provisions of the Swingline Note, a copy of which is marked Exhibit B affixed hereto, Swingline Lender agrees to lend and advance Swingline Advances to Borrowers in the amounts and at the times provided below. Notwithstanding anything herein contained to the contrary, however, Borrowers shall not be entitled to any Swingline Advances on and after ten (10) calendar days prior to the Maturity Date.

                           b.        With respect to each proposed Swingline
Advance, an Authorized Representative shall give Swingline Lender written notice in the form of the Notice of Swingline Advance ("Notice of Swingline Advance"), a copy of which is marked "Exhibit E", affixed hereto, to be received by Swingline Lender no later than 12:00 noon on the date for each proposed Swingline Advance specifying the requested amount to be funded or oral notice to be received by Swingline Lender no later than 12:00 noon on such date, to be followed by a duly completed and executed Notice of Swingline Advance no later than

3:00 p.m. on the same date. Swingline Lender shall, on the date for each proposed Swingline Advance, deposit into the Designated Deposit Account in lawful money of the United States of America in immediately available funds such amounts as Borrowers may request; provided, that: (i) after giving effect to such Swingline Advance, the Swingline Outstandings do not exceed
(x) Ten Million Dollars ($10,000,000.00) at any time prior to either the Level One Commitment Increase Effective Date or the Level Two Commitment Increase Effective Date, (y) Fifteen Million Dollars ($15,000,000.00) at any time on and after Level One Commitment Increase Effective Date so long as the Level One Commitment Increase is at least a like amount, or (z) Twenty Million Dollars ($20,000,000.00) at any time on and after the Level Two Commitment Increase Effective Date so long as the Level Two Commitment Increase is at least a like amount, (ii) the amount requested does not exceed the Available Borrowings, (iii) no Default or Event of Default has occurred and is continuing, and (iv) the Closing Date shall have occurred and the conditions precedent set forth in Sections 3.28 and 3.29 shall have been satisfied. No more than five (5) Swingline Advances may be outstanding at any one time. Within the foregoing limitations, Borrowers may borrow, repay and reborrow under the Swingline Facility. Each Swingline Advance shall be in an integral multiple of One Hundred Thousand Dollars ($100,000.00). Promptly after receipt of each request for a Swingline Advance, Swingline Lender shall obtain telephonic verification from Agent Bank that the amount of such request does not exceed the then Available Borrowings (such verification to be promptly confirmed in writing). Unless notified to the contrary by the Swingline Lender, each repayment of a Swingline Advance shall be in an amount which is an integral multiple of One Hundred Thousand Dollars ($100,000.00), together with the accrued interest thereon. The Swingline Lender shall promptly notify the Agent Bank of the Swingline Outstandings each time there is a change therein.

                           c.        Each Swingline Advance shall bear
interest at the Base Rate less one percent (1%) per annum and shall be payable at the times and in the manner set forth below and, in any event, on or before ten (10) days prior to the Maturity Date. Unless otherwise paid, interest accrued on the unpaid balance of Swingline Outstandings shall be paid monthly on or before the fifth (5th) day following receipt by Borrowers of an invoice from Swingline Lender setting forth the amount of such accrued interest. In the event any Swingline Advance is outstanding for five (5) consecutive Banking Business Days, then on the next Banking Business Day
(unless Borrowers have made other arrangements acceptable to the Swingline Lender to pay the Swingline Outstanding in full), Borrowers shall request a Borrowing under the Credit Facility in an amount sufficient to pay the applicable Swingline Advance in full, together with all interest accrued thereon. Upon receipt of the amount of the Borrowing from the Lenders, the Agent Bank shall provide such amount to the Swingline Lender for repayment of the applicable Swingline Advance and the balance of the Borrowing, if any, shall be deposited in immediately available funds to the Designated Deposit Account. In the event Borrowers fail to request a Borrowing within the period specified above, Agent Bank shall, without notice to or consent of the Borrowers and without regard to any other conditions precedent for the making of Borrowings under the Credit Facility, including, without limitation the remedies set forth in Section 7.02, promptly (but subject to the notice periods for Borrowings set forth in Section 2.03) cause a Borrowing to be made and funded by the Lenders under the Credit Facility in the amount necessary to pay the applicable Swingline Advance in full, together with all interest accrued thereon, to the extent of Available Borrowings, and the Borrowers shall be deemed to have requested such Borrowing and consented to its being made as provided for herein.

                           d.        Each Lender's obligation to advance
Borrowings in the proportionate amount of its Syndication Interest in the Credit Facility of any unreimbursed Swingline Outstandings pursuant hereto is several, and not joint or joint and several. The failure of any Lender to perform its obligation to advance a Borrowing in a proportionate amount of such Lender's Syndication Interest of any unreimbursed Swingline Outstandings shall neither relieve any other Lender of its obligation hereunder to advance such Borrowing in the amount of such other Lender's proportionate Syndication Interest of such amount, nor relieve the Lender which has failed to fund its obligations to Borrowers hereunder. The Borrowers agree to accept the Borrowings for payment of Swingline Outstandings as provided hereinabove, whether or not such Borrowings could have been made pursuant to the terms of Article III B or any other section of this Credit Agreement.

                  Section 2.09.      ISSUANCE OF LETTERS OF CREDIT.

                           a.        Any Authorized Representative of Borrowers
may from time to time request that a Letter of Credit be issued by delivering to L/C Issuer (with a telecopy to the Agent Bank) on a Banking Business Day, at least five (5) Banking Business Days prior to the date of such proposed issuance, an L/C Agreement in L/C Issuer's then standard form (consistent with the terms of the Credit Agreement), completed to the satisfaction of L/C Issuer and such other certificates as the L/C Issuer may reasonably request; provided, however, that no Letter of Credit shall be issued (a) if any Default or Event of Default has occurred and remains continuing, or (b) if after giving effect to the issuance thereof, the aggregate Stated Amount of outstanding Letters of Credit would exceed (x) Ten Million Dollars ($10,000,000.00) at any time prior to either the Level One Commitment Increase Effective Date or the Level Two the Commitment Increase Effective Date, or (y) Fifteen
Million Dollars ($15,000,000.00) at any time on and after the Level One Commitment Increase Effective Date, so long as the Level One Commitment Increase is at least a like amount, or (z) Twenty-Five Million Dollars ($25,000,000.00) at any time on and after the Level Two Commitment Increase Effective Date so long as the Level Two Commitment Increase is at least a like amount, or (c) the Stated Amount of the requested Letter of Credit exceeds the Maximum Availability. Each Letter of Credit shall be issued by the L/C Issuer on the Banking Business Day specified in the Borrowers' application therefor. Each request for a Letter of Credit and each Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication New 1994 Revision No. 500, or any successor publication then in effect. In no event shall any Letter of Credit have a Stated Expiry Date later than thirty (30) days prior to the Maturity Date. Promptly after receipt of each request for the issuance of a Letter of Credit and immediately prior to the issuance thereof, L/C Issuer shall obtain telephonic verification from Agent Bank that the amount of such request does not exceed the then Available Borrowings. The L/C Issuer shall promptly notify the Agent Bank of the aggregate L/C Exposure of outstanding Letters of Credit each time there is a change therein. Each Lender (other than the L/C Issuer) agrees that, upon the issuance of any Letter of Credit it shall automatically acquire a participation interest in the L/C Issuer's liability under such Letter of Credit in an amount equal to such Lender's Pro Rata
Share of such liability, and each Lender (other than the L/C Issuer) thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to the L/C Issuer to pay and discharge when due, its Pro Rata Share of the L/C Issuer's liability under such Letter of Credit.

                           b.        Upon presentation of a draft drawn under
any Letter of Credit, L/C Issuer shall promptly notify the Agent Bank and Borrowers of the amount under such draft and the date upon which such draft is to be funded. On or before two (2) Banking Business Days following such notice (unless Borrowers have made other arrangements acceptable to the L/C Issuer to pay the amount of such draft in full), Borrowers shall request a Borrowing under the Credit Facility in an amount sufficient to pay the amount of such draft in full. The Agent Bank, upon receipt of such funds from the Lenders, shall automatically provide such amount to the L/C Issuer for payment of the amount of such draft and the balance of the Borrowing shall be deposited in immediately available funds to the Designated Deposit Account. In the event Borrowers fail to advance to the L/C Issuer the amount of such draft from Borrowers' available funds or request a Borrowing within two (2) Banking Business Days from receipt of the notice as specified above, on the third (3rd) Banking Business Day following Agent Bank's receipt of such notice, Agent Bank shall, without notice to or consent of the Borrowers and without regard to any other conditions precedent for the making of Borrowings under the Credit Facility, including, without limitation the remedies set forth in Section 7.02, cause (subject to the notice periods for Borrowings set forth in Section 2.03) a Borrowing to be made and funded by the Lenders under the Credit Facility in the amount necessary to pay the amount of such draft in full. Upon the occurrence of any Event of Default, L/C Issuer shall, without notice or further authorization or consent of Borrowers whatsoever, be authorized to immediately cause the Cash Collateral Account to be established and funded by Lenders with a Borrowing advanced to Agent Bank equal to the aggregate amount of the L/C Exposure then outstanding. All amounts held by L/C Issuer in the Cash Collateral Account shall be held as security for the repayment of any L/C Reimbursement Obligation thereafter arising pursuant to the terms of the L/C Agreement(s) and the Cash Collateral Pledge Agreement. Borrowings advanced by Lenders to pay drafts drawn upon or to secure repayment of the L/C Exposure under Letters of Credit pursuant to this subsection shall: (i) constitute Borrowings under the Credit Facility, (ii) initially be Base Rate Loans and (iii) be subject to all of the provisions of this Credit Agreement concerning Borrowings under the Credit Facility, except that such Borrowings shall be made upon demand of the Agent Bank as set forth above rather than upon Notice of Borrowing by Borrowers and shall be made, notwithstanding anything in this Credit Agreement to the contrary, without regard to any other conditions precedent to the making of Borrowings under the Credit Facility and notwithstanding any Default or Event of Default thereunder. All amounts paid by L/C Issuer on a draft drawn under any Letter of Credit which has not been funded or concurrently reimbursed by Borrowers or through a Borrowing as provided hereinabove, shall bear interest at the Base Rate plus the Applicable Margin per annum until repaid or reimbursed to L/C Issuer.

                           c.        Each Lender's obligation to advance
Borrowings in the proportionate amount of its Syndication Interest in the Credit Facility of any unreimbursed amounts outstanding under any Letter of Credit pursuant hereto is several, and not joint or joint and several. The failure of any Lender to perform its obligation to advance a Borrowing in a proportionate amount of such Lender's Syndication Interest of any unreimbursed amounts outstanding under a Letter of Credit will not relieve any other Lender of its obligation hereunder to advance such Borrowing in the amount of such other Lender's proportionate Syndication Interest of such amount, nor relieve the Lender which has failed to fund of its obligation to fund hereunder. The Borrowers agree to accept the Borrowings for payment of Letters of Credit as provided hereinabove, whether or not such Borrowings could have been made pursuant to the terms of Article III B or any other section of this Credit Agreement.

                           d.        Letters of Credit shall be used and issued
for the benefit of Borrowers for the general corporate purposes of Borrowers, or any of them, relating to the Hotel/Casino Facilities or any New Venture.

                  Section 2.10.      FEES.

                           a.        On the date of execution of this Credit
Agreement, on the Closing Date and on each other applicable date, Borrowers shall pay the fees as required in the Fee Side Letter, each of such fees to be retained by Agent Bank or distributed to Lenders as agreed between Agent Bank and each Lender.

                           b.        Borrowers shall pay a quarterly nonusage
fee (the "Commitment Fee") to the Agent Bank for the account of Lenders based on the Leverage


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

Ratio, calculated as of each Fiscal Quarter end with reference to the Borrower Consolidation, to determine applicable Commitment Percentage determined as set forth in Table Two of the definition of Applicable Margin.

                           The Commitment Fee shall be calculated as the product
of (i) the applicable Commitment Percentage multiplied by (ii) the daily average of the Maximum Permitted Balance less the daily average of the Funded Outstandings and less the daily average of the amount of L/C Exposure attributable to all outstanding Standby Letters of Credit, computed on the basis of a three hundred sixty-five (365), or three hundred sixty-six (366) when appropriate, day year based on the number of actual days elapsed. Each Commitment Fee shall be payable in arrears on a quarterly basis on or before the first (1st) day of the third (3rd) month following each applicable Fiscal Quarter end and upon termination of this Credit Agreement, whether at maturity, by acceleration or otherwise. Each Commitment Fee shall be promptly distributed by Agent Bank to Lenders in proportion to their respective Syndication Interests in the Credit Facility.

                           c.        In connection with the issuance of each
Standby Letter of Credit, Borrowers shall pay the following fees (collectively the "Standby L/C Fee"): (i) concurrently with such issuance an issuance fee to L/C Issuer for its own account in an amount equal to the Stated Amount of each such Standby Letter of Credit multiplied by one-quarter of one percent (.25%); and (ii) a standby fee to the Agent Bank for the account of Lenders to be promptly distributed by Agent Bank to Lenders in proportion to their respective Syndication Interests in the Credit Facility following receipt of each such standby fee by Agent Bank, in an amount equal to the L/C Exposure of each such Standby Letter of Credit multiplied by the Applicable Margin percentage for LIBOR Loans made as of the date of issuance of each such Standby Letter of Credit, calculated on a per annum basis commencing on such date of issuance and continuing until the Stated Expiry Date of each such Standby Letter of Credit, payable in advance on a quarterly basis on the issuance date and on or before the second Banking Business Day following the beginning of each Fiscal Quarter. Concurrently with the issuance of each Commercial Letter of Credit, Borrowers shall pay a commercial letter of credit issuance fee to the L/C Issuer for its own account ("Commercial L/C Fee") in an amount equal to the Stated Amount of each such Commercial Letter of Credit multiplied by one-quarter of one percent (.25%), calculated on a per annum basis for the number of days elapsing from the issuance date to the Stated Expiry Date of each such Commercial Letter of Credit. All L/C Fees paid by Borrowers are nonrefundable and shall be deemed fully earned upon issuance of the applicable Letter of Credit.

                  Section 2.11. INTEREST ON OVERDUE AMOUNTS AND DEFAULT RATE.

                           a.        If any payment due under the Revolving
Credit Note is not paid when due, Borrowers shall additionally pay interest on such overdue amounts


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

(including on overdue interest to the extent permitted by applicable law) at a rate per annum equal to two percent (2%) over the Base Rate.

                           b.        In the event of the existence of an Event
of Default, commencing on the first (1st) Banking Business Day following the receipt by Borrowers of written notice of the occurrence of such Event of Default from Agent Bank, the total of the unpaid balance of the principal and the then accrued and unpaid interest owing under the Revolving Credit Note shall collectively commence accruing interest at a rate equal to two percent (2%) over the interest rate or rates otherwise accruing under the Credit Facility (the "Default Rate") until such time as all payments and additional interest are paid, together with the curing of any Events of Default which may exist, at which time the interest rate shall revert to that rate of interest otherwise accruing pursuant to the terms of the Revolving Credit Note.

                           c.        In the event of the occurrence of an Event
of Default, Borrowers agree to pay all reasonable costs of collection, including all reasonable attorneys' fees and costs, in addition to and at the time of the payment of such sum of money and/or the performance of such acts as may be required to cure such default. In the event legal action is commenced for the collection of any sums owing hereunder or under the terms of the Notes the Borrowers agree that any judgment issued as a consequence of such action against Borrowers and/or any Subsidiary Guarantor shall bear interest at a rate equal to the Default Rate until fully paid.

                  Section 2.12. NET PAYMENTS. All payments under this Credit Agreement, the Revolving Credit Note, the Swingline Note and/or a L/C Reimbursement Obligation shall be made without set-off, counterclaim, recoupment or defense of any kind (other than prior payment) and in such amounts as may be necessary in order that all such payments, after deduction or withholding for or on account of any future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by the United States or any Governmental Authority, other than franchise taxes or any tax on or measured by the gross receipts or overall net income of any Lender pursuant to the income tax laws of the United States or any State, or the jurisdiction where each Lender's principal office is located (collectively "Taxes"), shall not be less than the amounts otherwise specified to be paid under this Credit Agreement and the Revolving Credit Note. A certificate as to any additional amounts payable to the Lenders under this Section 2.12 submitted to the Borrowers by the Lenders shall certify that such payments were actually incurred by the applicable Lenders and shall show in reasonable detail an accounting of the amount payable and the calculations used to determine in good faith such amount and shall be conclusive absent manifest or demonstrable error. Any amounts payable by the Borrowers under this Section
2.12 with respect to past payments shall be due within ten (10) days following receipt by the Borrowers of such certificate from the Lenders; any such amounts payable with respect to future payments shall be due within ten (10) days after demand for such future payments. With respect to each deduction or withholding for or on account of any Taxes, the Borrowers shall promptly furnish to the Lenders such certificates, receipts and other documents as may be required (in the reasonable judgment of the Lenders) to establish any tax credit to which the Lenders may be entitled.

                  Section 2.13. INCREASED COSTS. If after the Closing Date the adoption of, or any change in, any applicable law, rule or regulation (including without limitation Regulation D of the Board of Governors of the Federal Reserve System and any successor thereto), or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any future request or future directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency:

                           a.        Shall subject any Lender to any tax, duty
or other charge with respect to the Credit Facility, the Revolving Credit Note, the Swingline Note and/or a L/C Reimbursement Obligation or such Lender's obligation to make any funding of the Credit Facility, or shall change the basis of taxation of payments to such Lender of the principal of, or interest on, the Credit Facility or any other amounts due under the Revolving Credit Note, the Swingline Note and/or a L/C Reimbursement Obligation in respect of the Credit Facility or such Lender's obligation to fund the Credit Facility (except for changes in the rate of tax on the overall net income of such Lender imposed by the United States or any Governmental Authority pursuant to the income tax laws of the United States or any State, or the jurisdiction where each Lender's principal office is located); or

                           b.        With respect to the Bank Facilities or the
obligation of the Lenders to advance Borrowings under the Credit Facility or to issue or participate in Letters of Credit under the L/C Facility, shall impose, modify or deem applicable any reserve imposed by the Board of Governors of the Federal Reserve System, special deposit, capitalization, capital adequacy or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender; or

                           c.        Shall impose on any Lender any other
condition affecting the Credit Facility, the Revolving Credit Note or such Lender's obligation to advance Borrowings under the Credit Facility;

and the result of any of the foregoing is to increase the cost to (or in the case of Regulation D or reserve requirements referred to above or a successor thereto, to impose a cost on) such Lender of making or maintaining the Credit Facility, or to reduce the amount of any sum received or receivable by such Lender under the Revolving Credit Note, in each case in a manner not otherwise given effect on the calculation of amounts payable by Borrowers hereunder, then within ten (10) days after demand by such Lender, the Borrowers shall pay directly to such Lender such additional amount or amounts as will compensate such Lender for such increased cost (or in the case of Regulation D or reserve requirements referred to above or a successor thereto, such costs which may be imposed upon such Lender) or such reduction of any sum received or receivable under the Revolving Credit Note. A certificate as to any additional amounts payable to any Lender under this
Section 2.13 submitted to the Borrowers by such Lender shall certify that such costs were actually incurred by such Lender and shall show in reasonable detail an accounting of the amount payable and the calculations used to determine in good faith such amount and shall be conclusive absent manifest or demonstrable error.

                Section 2.14.      MITIGATION; EXCULPATION; REPLACEMENT LENDER.

                           a.        Each Lender further agrees that it will use
reasonable efforts not materially disadvantageous to it (in its reasonable determination) in order to avoid or minimize, as the case may be, the payment by the Borrowers of any additional amounts pursuant to Section 2.12 or 2.13. Each Lender represents, to the best of its knowledge, that as of the Closing Date no such amounts are payable to it.

                           b.        Borrowers shall not be liable to any Lender
for any payments under Section 2.12 or 2.13 arising to the extent of such Lender's gross negligence or willful misconduct or for amounts which were incurred more than ninety (90) days prior to the date Borrowers are notified of the incurrence of such amount. If Borrowers make any payment to any Lender under
Section 2.12 or 2.13 and such Lender subsequently receives a refund or a credit from the applicable Governmental Authority as a result of such payment, such Lender shall promptly pay the amount of such refund or credit to the Borrowers to the extent such Lender shall have previously received such amounts from the Borrowers.

                           c.        If the Borrowers become obligated to pay
additional amounts to any Lender described in Section 2.12 or 2.13, the Borrowers may designate a financial institution reasonably acceptable to the Agent Bank to replace such Lender by purchasing for cash and receiving an assignment of such Lender's Syndication Interest in the Credit Facility without recourse to or warranty by, or expense to, such Lender, for a purchase price equal to the outstanding amounts owing to such Lender, or, so long as no Default or Event of Default has occurred and remains continuing, may remove such Lender by paying to such Lender such purchase price and reducing the Credit Facility by an amount equal to the product of the Pro Rata Share of such Lender multiplied by the Aggregate Commitment then in effect prior to such removal.

                  Section 2.15. COMMITMENT INCREASES AND TERM LOANS. Concurrently with the written notice to be given to Agent Bank and Lenders in connection with the Commitment Increases and Term Loans as provided below, Borrowers may in their discretion offer to each Lender the opportunity to participate in such Commitment Increases and Term Loans on the same terms as are offered to other prospective lenders which are solicited by Borrowers as sources of funding for such Commitment Increases and/or Term Loans.

                           a.        LEVEL ONE COMMITMENT INCREASE.  Borrowers
may, by written notice to the Agent Bank and the Lenders, increase the Aggregate Commitment by an additional principal amount up to the lesser of (x) Fifty Million Dollars ($50,000,000.00), and (y) the then amount of Level One Availability (the actual amount of such increase to the Aggregate Commitment being herein referred to as the "Level One Commitment Increase") subject to the satisfaction of each of the following conditions precedent ("Level One Commitment Increase Conditions"): (i) more than six (6) calendar months shall have elapsed following the Closing Date, (ii) the Second Anniversary Date shall not have occurred, (iii) the obligation to fund the Level One Commitment Increase is assumed by a Lender or Lenders then party to this Credit Agreement or by a Person or Persons that are Eligible Assignees, in each case acceptable to Borrowers and, in the latter case, reasonably acceptable to the Agent Bank, and in each instance evidenced in writing by execution of an Assumption and Consent Agreement in substantially the form of Exhibit K attached hereto, executed by each such assuming Lender or Eligible Assignee, Agent Bank and Borrowers, provided that no Lender shall have any obligation to increase its Syndication Interest in effect as of the Closing Date, (iv) each such assuming Lender or Eligible Assignee concurrently purchases a Pro Rata Share of the Funded Outstandings (and each Lender hereby agrees to sell the appropriate proportion of its Pro Rata Share at par value to such assuming Lender or Eligible Assignee) that is equivalent to the increased new Pro Rata Share of each such assuming Lender or Eligible Assignee after giving effect to the Level One Commitment Increase and such Lender's Syndication Interest in the Aggregate Commitment; (v) Borrowers pay Agent Bank the appropriate fees as set forth in the Fee Side Letter and any amount owing under Section 2.07(c), (vi) the Level One Commitment Increase shall not increase the Pro Rata Share of the Aggregate Commitment and the Pro Rata Share of the amount of the Funded Outstandings held by any other Lender absent the express written consent of that Lender, (vii) Borrowers, at Borrowers' expense, shall cause the Title Insurance Policies to be endorsed with a 110.5 or other appropriate endorsements for the purpose of assuring continuing coverage of the Security Documentation insured thereunder, as such Security Documentation may be amended or modified in connection with the Level One Commitment Increase, (viii) the Level One Commitment Increase shall be made on a one-time basis only, and (ix) the Level One Commitment Increase shall not be available for advance by Lenders until each condition precedent set forth in Sections 3.33, 3.38, 3.41 (giving pro forma effect only to the Level One Commitment Increase) and 3.43 of Article III C shall have occurred and been fully satisfied. Giving effect to the Level One Commitment Increase and purchase of Pro Rata Shares of the Funded Outstandings, adjustments shall be made to the Pro Rata Shares of the Lenders in the Aggregate Commitment and the Pro Rata Shares of Funded Outstandings such that the Pro Rata Shares of each Lender in the Aggregate Commitment shall be identical to its Pro Rata Share of the Funded
Outstandings. The Agent Bank shall promptly thereafter prepare and circulate to Borrowers and the Banks a revised Schedule of Lenders' Proportions in Credit Facility reflecting such increased Aggregate Commitment and the revised Pro Rata Shares of the Lenders in the Credit Facility, and such revised Schedule of Lenders' Proportions in Credit Facility shall supersede and replace the then existing Schedule of Lenders' Proportions in Credit Facility.

                           b.        LEVEL TWO COMMITMENT INCREASE.  Borrowers
may, by written notice to the Agent Bank and the Lenders, increase the Aggregate Commitment by an additional principal amount up to the lesser of (x) One Hundred Fifty Million Dollars ($150,000,000.00), and (y) the then amount of Level Two Availability (the actual amount of such increase to the Aggregate Commitment being herein referred to as the "Level Two Commitment Increase") subject to the satisfaction of each of the following conditions precedent ("Level Two Commitment Increase Conditions"): (i) the Second Anniversary Date shall not have occurred, (ii) the obligation to fund the Level Two Commitment Increase is assumed by a Lender or Lenders then party to this Credit Agreement or by a Person or Persons that are Eligible Assignees, in each case acceptable to Borrowers and, in the latter case, reasonably acceptable to the Agent Bank, and in each instance evidenced in writing by execution of an Assumption and Consent Agreement in substantially the form of Exhibit K attached hereto, executed by each such assuming Lender or Eligible Assignee, Agent Bank and Borrowers, provided that no Lender shall have any obligation to increase its Syndication Interest in effect as of the Closing Date, (iii) each such assuming Lender or Eligible Assignee concurrently purchases a Pro Rata Share of the Funded Outstandings (and each Lender hereby agrees to sell the appropriate proportion of its Pro Rata Share at par value to such assuming Lender or Eligible Assignee) that is equivalent to the increased new Pro Rata Share of each such assuming Lender or Eligible Assignee after giving effect to the Level Two Commitment Increase and such Lender's Syndication Interest in the Aggregate Commitment;
(iv) Borrowers pay Agent Bank the appropriate fees as set forth in the Fee Side Letter and any amounts owing under Section 2.07(c), (v) the Level Two Commitment Increase shall not increase the Pro Rata Share of the Aggregate Commitment and the Pro Rata Share of the amount of the Funded Outstandings held by any other Lender absent the express written consent of that Lender, (vi) Borrowers, at Borrowers' expense, shall cause the Title Insurance Policies to be endorsed with a 110.5 or other appropriate endorsements for the purpose of assuring continuing coverage of the Security Documentation insured thereunder, as such Security Documentation may be amended or modified in connection with the Level Two Commitment Increase, (vii) the Level Two Commitment Increase shall be made on a one-time basis only, and (viii) the Level Two Commitment Increase shall not be available for advance by Lenders until each condition precedent set forth in Article III C with reference to the Level Two Commitment
Increase shall have occurred and been fully satisfied. Giving effect to the Level Two Commitment Increase and purchase of Pro Rata Shares of the Funded Outstandings, adjustments shall be made to the Pro Rata Shares of the Lenders in the Aggregate Commitment and the Pro Rata Shares of Funded Outstandings such that the Pro Rata Shares of each Lender in the Aggregate Commitment shall be identical to its Pro Rata Share of the Funded Outstandings. The
Agent Bank shall promptly thereafter prepare and circulate to Borrowers and the Banks a revised Schedule of Lenders' Proportions in Credit Facility reflecting such increased Aggregate Commitment and the revised Pro Rata
Shares of the Lenders in the Credit Facility, and such revised Schedule of Lenders' Proportions in Credit Facility shall supersede and replace the then existing Schedule of Lenders' Proportions in Credit Facility.

                           c.        LEVEL ONE TERM LOAN.  Borrowers may, by
written notice to the Agent Bank and the Lenders, incur the Level One Term Loan in an aggregate principal amount up to the lesser of (x) Seventy-Five Million Dollars ($75,000,000.00), and (y) the then amount of Level One Availability, subject to the satisfaction of each of the following conditions precedent ("Level One Term Loan Conditions"): (i) the Borrowers shall not solicit the participation of any commercial bank or any of their respective Subsidiaries or Affiliates (other than the Lenders) for funding all or any portion of the Level One Term Loan until six (6) calendar months shall have elapsed following the Closing Date, (ii) the Second Anniversary Date shall not have occurred, (iii) the Level One Term Loan is funded by a Person or Persons that are Eligible Term Lenders, in each case acceptable to Borrowers and reasonably acceptable to the Agent Bank, (iv) all material covenants, terms and conditions of such Level One Term Loan shall be reasonably acceptable to the Requisite Lenders, (v) Agent Bank and the holders of all Pari Passu Notes evidencing such Level One Term Loan or the authorized agent, trustee or other representative thereof shall execute an Intercreditor Agreement providing for such terms, conditions and understandings as may be reasonably required by Agent Bank upon the approval of Requisite Lenders, (vi) the Level One Term Loan shall be made on a one-time basis only, (vii) Agent Bank and Lenders shall have received such information concerning the Level One Term Loan and the holders of the applicable Pari Passu Notes as may be reasonably requested, (viii) Agent Bank shall have received such legal opinions and other assurances as the Requisite Lenders may reasonably request, (ix) Borrowers shall deliver to Agent Bank a duly executed and completed Compliance Certificate as of the end of the most recently ended Fiscal Quarter, prepared on a pro forma basis based on the assumption that the Level One Term Loan had occurred one (1) year prior to the end of the most recently ended Fiscal Quarter showing no Default or Event of Default, (x) no Default or Event of Default shall have occurred and remains continuing, and (xi) Borrowers shall have reimbursed Agent Bank for all reasonable fees and out-of-pocket expenses incurred by Agent Bank in connection with the Level One Term

Loan, including, but not limited to, escrow charges, title insurance premiums, recording fees, reasonable attorney's fees of Henderson & Morgan, LLC and co-counsel retained by Henderson & Morgan, LLC and all other like reasonable fees and expenses remaining unpaid as of the closing of the Level One Term Loan, provided that the amount then invoiced shall not thereafter preclude Borrowers' obligation to pay such costs and expenses relating to the closing of the Level One Term Loan or to reimburse Agent Bank for the payment thereof.

                           d.        LEVEL TWO TERM LOAN.  Borrowers may, by
written notice to the Agent Bank and the Lenders, incur the Level Two Term Loan in an aggregate principal amount up to the lesser of (x) One Hundred Fifty Million Dollars ($150,000,000.00), and (y) the then amount of Level Two Availability, subject to the satisfaction of each of the following conditions precedent ("Level Two Term Loan Conditions"): (i) the Second Anniversary Date shall not have occurred, (ii) the Level Two Term Loan is funded by a Person or Persons that are Eligible Term Lenders, in each case acceptable to Borrowers and reasonably acceptable to the Agent Bank, (iii) each condition precedent set forth in Sections 3.30, 3.31, 3.32, 3.34, 3.35, 3.36, 3.37, 3.39, 3.40, 3.42 and
3.43 of Article III C shall have occurred and been fully satisfied, (iv) all material covenants, terms and conditions of such Level Two Term Loan shall be reasonably acceptable to the Requisite Lenders, (v) Agent Bank and the holders of all Pari Passu Notes evidencing such Level Two Term Loan or the authorized agent, trustee or other representative thereof shall execute an Intercreditor Agreement providing for such terms, conditions and understandings as may be reasonably required by Agent Bank upon the approval of Requisite Lenders, (vi) the Level Two Term Loan shall be made on a one-time basis only, (vii) Agent Bank and Lenders shall have received such information concerning the Level Two Term Loan and the holders of the applicable Pari Passu Notes as may be reasonably requested, (viii) Agent Bank shall have received such legal opinions and other assurances as the Requisite Lenders may reasonably request, (ix) Borrowers shall deliver to Agent Bank a duly executed and completed Compliance Certificate as of the end of the most recently ended Fiscal Quarter, prepared on a pro forma basis based on the assumption that the Level Two Term Loan had occurred one (1) year prior to the end of the most recently ended Fiscal Quarter showing no Default or Event of Default, (ix) no Default or Event of Default shall have occurred and remains continuing.


                                   ARTICLE III

                    CONDITIONS PRECEDENT TO THE CLOSING DATE

                  A. CLOSING CONDITIONS. The obligation of each of the Banks hereunder is subject to the following conditions precedent, each of which shall be satisfied prior to July 31, 1999 (unless all of the Banks, in their sole and absolute discretion, shall agree otherwise). The occurrence of the Closing Date is subject to and contingent upon Agent Bank having received, in each case in form and substance reasonably satisfactory to Agent Bank, or in the case of an occurrence, action or event, the occurrence of, each of the following:

                  Section 3.01. CREDIT AGREEMENT. On or before the Closing Date, executed counterparts of this Credit Agreement in sufficient duplicate originals for Borrowers and each of the Banks shall be executed by Borrowers and Banks and delivered to Agent Bank.

                  Section 3.02.      THE NOTES.

                           a.        The Revolving Credit Note duly executed by
the Borrowers in favor of Agent Bank.

                           b.        The Swingline Note duly executed by the
Borrowers in favor of Swingline Lender.

                  Section 3.03. SECURITY DOCUMENTATION. The Security Documentation duly executed by each applicable Borrower or other party thereto, consisting of the following:

                           a.        Security Agreement (Argosy), together with
a fully executed Irrevocable Stock Power for each stock certificate and an allonge in favor of Agent Bank for each Intercompany Note which is pledged thereunder;

                           b.        Security Agreement (AGC), together with a
fully executed Irrevocable Stock Power for each stock certificate and an allonge in favor of Agent Bank for each Intercompany Note which is pledged thereunder;

                           c.        Security Agreement (AOLI), together with a
fully executed Irrevocable Stock Power for each stock certificate and an allonge in favor of Agent Bank for each Intercompany Note which is pledged thereunder;

                           d.        Security Agreement (CQP), together with a
fully executed Irrevocable Stock Power for each stock certificate and an allonge in favor of Agent Bank for each Intercompany Note which is pledged thereunder;

                           e.        Security Agreement (TIGC), together with a
fully executed Irrevocable Stock Power for each stock certificate and an allonge in favor of Agent Bank for each Intercompany Note which is pledged thereunder;


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                           f.        Security Agreement (IGC), together with a
fully executed Irrevocable Stock Power for each stock certificate and an allonge in favor of Agent Bank for each Intercompany Note which is pledged thereunder;

                           g.        Security Agreement (Jazz), together with a
fully executed Irrevocable Stock Power for each stock certificate and an allonge in favor of Agent Bank for each Intercompany Note which is pledged thereunder;

                           h.        Security Agreement (MGC), together with a
fully executed Irrevocable Stock Power for each stock certificate and an allonge in favor of Agent Bank for each Intercompany Note which is pledged thereunder;

                           i.        Cash Collateral Pledge Agreement executed
by each of the Borrowers;

                           j.        Argosy I Ship Mortgage;

                           k.        Alton Belle II Ship Mortgage;

                           l.        Argosy III Ship Mortgage;

                           m.        Argosy IV Ship Mortgage;

                           n.        Argosy V Ship Mortgage;

                           o.        Spirit of America Ship Mortgage;

                           p.        Alton Landing Ship Mortgage;

                           q.        Baton Rouge Mortgage;

                           r.        Riverside Deed of Trust;

                           s.        Financing Statements (Argosy);

                           t.        Financing Statements (AGC);

                           u.        Financing Statements (AOLI);

                           v.        Financing Statements (CQP);

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

                           w.        Financing Statements (TIGC);

                           x.        Financing Statements (IGC);

                           y.        Financing Statements (Jazz);

                           z.        Financing Statements (MGC);

                           aa.       Trademark Security Agreement;

                           bb.       Alton Assignment of Permits, Contracts,
Rents and Revenues;

                           cc.       Baton Rouge Assignment of Permits,
Contracts, Rents and Revenues;

                           dd.       Riverside Assignment of Permits, Contracts,
Rents and Revenues;

                           ee.       Sioux City Assignment of Permits,
Contracts, Rents and Revenues;

                           ff.       Assignment of Alton Development Agreement;

                           gg.       Defeasance Account Agreement; and

                           hh.       Baton Rouge Collateral Assignment.

                  Section 3.04. OTHER LOAN DOCUMENTS. The following Loan Documents duly executed by each applicable Borrower and any other applicable party thereto consisting of the following:

                           a.        Environmental Certificate; and

                           b.        Alton Development Agreement Estoppel
Certificate.

                  Section 3.05. ARTICLES OF INCORPORATION, BYLAWS, CORPORATE RESOLUTION AND CERTIFICATE OF GOOD STANDING. Agent Bank shall have received from each of Argosy, MGC, AGC, IGC, Jazz, AOLI and TIGC (collective the "Corporate Borrowers"): (i) a Certificate of Good Standing each issued by the Secretary of State for the State of the applicable state of incorporation and each dated within thirty (30) calendar days of the Closing Date, (ii) a

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copy of the respective articles of incorporation and by-laws certified as of the Closing Date to be true, correct and complete by a duly Authorized Representative of each of the Corporate Borrowers, respectively, (iii) an original Certificate of Corporate Resolution and Certificate of Incumbency executed by the Secretary of each of the Corporate Borrowers and attested to by its respective President, Vice President, or Treasurer authorizing each such Corporate Borrower to enter into all documents and agreements to be executed by it pursuant to this Credit Agreement and further authorizing and empowering the officer or officers who will execute such documents and agreements with the authority and power to execute such documents and agreements on behalf of each respective corporation.

                  Section 3.06. PARTNERSHIP DOCUMENTATION. Agent Bank shall have received each of the Partnership Agreements, together with all amendments, modifications and attachments to each such agreement, each certified as of the Closing Date to be true, correct and complete by an Authorized Representative.

                  Section 3.07. CLOSING CERTIFICATE AND AUTHORIZED REPRESENTATIVES CERTIFICATE. Agent Bank shall have received from each of the
Borrowers: (i) designation by corporate/partnership certificate ("Authorized Representative Certificate"), substantially in the form of the Authorized Representative Certificate marked "Exhibit I", affixed hereto and by this reference incorporated herein and made a part hereof, of the officers/partners of Borrowers who are authorized to give Notices of Borrowing, Continuation/Conversion Notices, Pricing Certificates, Notices of Swingline Advances, request for the issuance of Letters of Credit and all other notices, requests, reports, consents, certifications, actions and authorizations on behalf of the Borrowers (each individually an "Authorized Representative" and collectively the "Authorized Representative") and (ii) an original closing certificate ("Closing Certificate"), substantially in the form of the Closing Certificate marked "Exhibit J", affixed hereto and by this reference incorporated herein and made a part hereof, duly executed by an Authorized Representative of each of the Borrowers.

                  Section 3.08. OPINION OF COUNSEL. One or more opinions of counsel to the Borrowers and addressed to the Agent Bank on behalf of itself and each of the Banks, together with their respective successors and assigns, opining as to each of the matters set forth in the form of the legal opinion marked "Exhibit O", affixed hereto and by this reference incorporated herein and made a part hereof.

                  Section 3.09. TITLE INSURANCE POLICIES. The Title Insurance Policies, and endorsements thereto, (or proforma commitment for the issuance thereof) insuring the priority of the Riverside Deed of Trust and the Baton Rouge Mortgage consistent with the requirements of the Closing Instructions.

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                  Section 3.10. SURVEY. If the Title Insurance Company requires a survey as a condition of issuing the Title Insurance Policies consistent with the Closing Instructions, a current boundary and location survey for the real property encumbered by the Shore Mortgages, which must (i) be certified to Agent Bank and the Title Insurance Company, (ii) show the applicable real property to be free of encroachments, overlaps, and other survey defects, (iii) show the courses and distances of the lot lines for the real property, (iv) show that all existing improvements are located within said lot and building lines, and (v) show the location of all above and below ground easements, improvements, appurtenances, utilities, rights-of-way, water rights and ingress and egress, by reference to book and page numbers and/or filed map reference.

                  Section 3.11. PRIORITY OF SHIP MORTGAGES. The Ship Mortgages shall be junior in priority only to (a) Permitted Encumbrances and (b) the Senior Indenture Security Documents until no later than October 1, 2000.

                  Section 3.12. INDENTURES. On or before the Closing Date, Agent Bank shall have received true and correct final execution copies of:

                           a.        the Senior Indenture;

                           b.        the Purchase/Solicitation Statement;

                           c.        the Convertible Notes Indenture; and

                           d.        the New Indenture.

                  Section 3.13. CONSUMMATION OF TENDER OFFER AND CONSENT SOLICITATION.

                           a.        Holders of the First Mortgage Notes shall
have tendered no less than 85.0% in aggregate principal amount of the First Mortgage Notes in accordance with the Tender Offer and the Purchase/Solicitation Statement.

                           b.        The First Mortgage Notes Redemption shall
have occurred;

                           c.        The Redemption Consideration and the
Consent Solicitation Consideration shall have been paid; and

                           d.        The amendments to the Senior Indenture set
forth in the Consent Solicitation shall be in full force and effect and Agent Bank should have received a true and correct fully executed copy of the Senior Indenture Amendment.

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                  Section 3.14.      OUTSTANDING FIRST MORTGAGE NOTES PAYMENT
FUND. On or before the Closing Date, each of the following shall have occurred:

                           a.        Borrowers, the Defeasance Custodian and
Agent Bank shall have executed and delivered the Defeasance Account Agreement and the Defeasance Account Agreement shall be binding and enforceable on the parties thereto in all respects; and

                           b.        The Defeasance Consideration shall be
funded into the Defeasance Account or Agent Bank shall have been irrevocably instructed by Borrowers to fund the Defeasance Account with the amount of the Defeasance Consideration from the Closing Disbursement.

                  Section 3.15. NEW INDENTURE. The New Indenture shall be prepared in a form and content acceptable to Agent Bank, consistent with the requirements contained in the definition of Subordinated Debt, and executed by all applicable parties thereto, the Initial Senior Subordinated Notes shall have been issued by Argosy and Argosy shall have received the proceeds thereof, net of any expenses, discounts and any other amounts due to the initial purchasers or third parties in connection with offering and issuance of the Initial Senior Subordinated Notes (the "Senior Subordinated Notes Effective Date").

                  Section 3.16. INSURANCE. Copies of the declaration pages of each of the insurance policies certified to be true and correct by an Authorized Representative of the Borrowers, together with original binders evidencing Borrowers as named insured, and original certificates of insurance, loss payable and mortgagee endorsements naming Agent Bank as mortgagee, loss payee and additional insured, as required by the applicable insurance provisions set forth in Section 5.09 of this Credit Agreement.

                  Section 3.17. PAYMENT OF FEES. Payment by Borrowers to Agent Bank of the fees to the extent then due and payable on the Closing Date as provided in Section 2.10(a) hereinabove.

                  Section 3.18. REIMBURSEMENT FOR EXPENSES AND FEES. Reimbursement by Borrowers for all reasonable fees and out-of-pocket expenses incurred by Agent Bank in connection with the Credit Facility, including, but not limited to, escrow charges, title insurance premiums, environmental examinations, recording fees, reasonable attorney's fees of Henderson & Morgan, LLC and co-counsel retained by Henderson & Morgan, LLC and all other like fees and expenses remaining unpaid as of the Closing Date to the extent then due and payable on the Closing Date, provided that the amount then invoiced shall not thereafter preclude Borrowers' obligation to pay such costs and expenses relating to the closing of the Credit Facility following the Closing Date or to reimburse
Agent Bank for the payment thereof.

                  Section 3.19. DEVELOPMENT AGREEMENTS AND LEASES. On or before the Closing Date a true and correct copy of: (i) each of the Development Agreements and of all amendments and modifications to any of such instruments, and (ii) all leases of any portion of the Baton Rouge Real Property and of all amendments and modifications to any of such instruments.

                  Section 3.20. ESTOPPEL CERTIFICATE. The Alton Development Agreement Estoppel Certificate shall be duly executed by the respective parties thereto. In the event it is not possible or practical to procure the above-referenced estoppel certificate prior to the Closing Date, Agent Bank may, in its discretion, permit Borrowers additional time to procure such certificate, under such terms as Agent Bank shall reasonably determine.

                  Section 3.21. REGULATORY APPROVALS, PERMITS, CONSENTS, ETC. Copies of those material permits, approvals or consents by all Governmental Authorities permitting the use and operation of the Hotel/Casino Facilities, together with all supporting documents and materials, reasonably requested by Agent Bank.

                  Section 3.22. PRICING CERTIFICATE. A Pricing Certificate prepared as of the end of the most recently ended Fiscal Quarter, giving pro forma effect to the occurrence of the First Mortgage Notes Redemption, the First Mortgage Notes Defeasance, the Closing Disbursement and the Senior Subordinated Notes Effective Date.

                  Section 3.23. SCHEDULE OF ALL SIGNIFICANT LITIGATION. A Schedule of Significant Litigation (Schedule 3.23) involving any member of the Borrower Consolidation, in each instance setting forth the names of the other parties thereto, a brief description of such litigation, whether or not such litigation is covered by insurance and, if so, whether the defense thereof and liability therefor has been accepted by the applicable insurance company indicating whether such acceptance of such defenses with or without a reservation of rights, the commencement date of such litigation and the amount sought to be recovered by the adverse parties thereto or the amount which is otherwise in controversy.

                  Section 3.24. FINANCIAL STATEMENTS. Audited financial statements of Argosy on a consolidated basis, for the last Fiscal Year for which such financial statements are available, together with a statement from the Chief Financial Officer or Treasurer of Argosy to the effect that no Material Adverse Change has occurred with respect to the Borrower Consolidation since the date of the financial statements most recently given to Agent Bank.

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

                  Section 3.25. NO INJUNCTION OR OTHER LITIGATION. No law or regulation shall prohibit, and no order, judgment or decree of any Governmental Authority shall, and no litigation shall be pending or threatened which in the reasonable judgment of the Agent Bank would or would reasonably be expected to, enjoin, prohibit, limit or restrain the execution and delivery of this Credit Agreement or the making of the Base Rate Loans or the LIBOR Loans or the performance by the Borrowers of any other material obligations in respect thereof or the ability of the Borrowers to conduct their business substantially as presently conducted.

                  Section 3.26. ADDITIONAL DOCUMENTS AND STATEMENTS. Such additional documents, affidavits, certificates and opinions as Lenders may reasonably require to insure compliance with this Credit Agreement. The statements set forth in Section 3.28 shall be true and correct.

                  B. CONDITIONS PRECEDENT TO ALL BORROWINGS. The obligation of each Lender and Agent Bank to make any Borrowing requested to be made on any Funding Date, except Borrowings made upon the demand of Agent Bank for the purpose of funding repayment of Swingline Outstandings and/or L/C Reimbursement Obligations, is subject to the occurrence of each of the following conditions precedent as of such Funding Date:

                  Section 3.27. NOTICE OF BORROWING. With respect to any Borrowing, the Agent Bank shall have received in accordance with Section 2.03 on or before such Funding Date an original and duly executed Notice of Borrowing or facsimile copy thereof, to be promptly followed by an original.

                  Section 3.28. CERTAIN STATEMENTS. On each such Funding Date and as of the Closing Date the following statements shall be true and correct:

                           a.        The representations and warranties made by
the Borrowers contained in Article IV hereof or in any of the Loan Documents (other than representations and warranties which expressly speak only as of a different date which shall be true and correct as of such date) are true and correct on and as of the Funding Date and as of the Closing Date in all material respects as though made on and as of that date, except to the extent that such representations and warranties are not true and correct as a result of a change which is permitted by this Credit Agreement or by any other Loan Document, or which is otherwise consented to by Agent Bank upon the approval of Requisite Lenders;

                           b.        Since the date of the financial statements
referred to in Section 3.24, no Material Adverse Change shall have occurred; and

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

                           c.        No event or condition has occurred or as a
result of any Borrowings contemplated hereby would occur and is continuing, or would result from the making thereof, which constitutes a Default or Event of Default hereunder.

                  Section 3.29. GAMING PERMITS. The Borrower Consolidation shall have all Gaming Permits material to or required for the conduct of the gaming businesses and the conduct of games of chance at the Hotel/Casino Facilities and such Gaming Permits shall not then be suspended, enjoined or prohibited (for any length of time) by any Gaming Authority or any other Governmental Authority.

                  C. ADDITIONAL CONDITIONS PRECEDENT TO COMMITMENT INCREASES AND TERM LOANS. In addition to the requirements set forth in Articles III A and B, the obligation of Lenders (as such Lenders are defined as of the applicable date of determination) and Agent Bank to make available the Level Two Commitment Increase is subject to and contingent upon (i) satisfaction of each of the conditions and requirements set forth in Section 2.15(b), and
(ii) Agent Bank having received in each case in form and substance reasonably satisfactory to Agent Bank or in the case of an occurrence, action or event, the occurrence of each of the following (or in the case of the Level One Commitment Increase, Level One Term Loan and Level Two Term Loan (i) satisfaction of each of the conditions and requirements set forth in Section 2.15(a), 2.15(c) and 2.15(d), respectively, and (ii) Agent Bank having received in each case in form and substance reasonably satisfactory to Agent Bank or in the case of an occurrence, action or event, the occurrence of those Sections set forth below which are incorporated by reference in Section 2.15(a), 2.15(c) and 2.15(d), respectively):

                  Section 3.30. EVIDENCE OF LAWRENCEBURG BUYOUT. The Lawrenceburg Buyout Effective Date shall have occurred and Agent Bank shall have received all applicable documentation evidencing the Borrower Consolidation's one hundred percent (100%) ownership of IGCLP and the Lawrenceburg Casino Facilities subject only to the Lawrenceburg Permitted Encumbrances.

                  Section 3.31. ADDITIONAL SECURITY DOCUMENTS. The Security Documentation duly executed by each applicable Borrower or other party thereto, consisting of the following:

                           a.        Lawrenceburg Mortgage;

                           b.        Argosy VI Ship Mortgage;

                           c.        Security Agreement (IGCLP);

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

                           d.        Financing Statements (IGCLP);

                           e.        Lawrenceburg Assignment of Permits,
Contracts, Rents and Revenues; and

                           f.        A Subsidiary Guaranty duly executed by
IGCLP or other owner of the Lawrenceburg Casino Facilities if other than TIGC.

                  Section 3.32. OTHER LOAN DOCUMENTS. The following Loan Documents duly executed by Borrowers and any other applicable party thereto consisting of the following:

                           a.        With respect to the Commitment Increases an
amendment and restatement of the Revolving Credit Note, in a form reasonably acceptable to Agent Bank, in the amount of the Total Commitment as of the Level One Commitment Effective Date or the Level Two Commitment Increase Effective Date, as applicable; and

                           b.        Environmental Certificate with respect to
the Lawrenceburg Casino Facilities executed by Borrowers.

                  Section 3.33. OPINION OF COUNSEL - COMMITMENT INCREASE. One or more opinions of counsel to the Borrowers and addressed to the Agent Bank on behalf of itself and each of the Banks, together with their respective successors and assigns, opining as to such matters as are reasonably required by Agent Bank and the Requisite Lenders.

                  Section 3.34. LAWRENCEBURG TITLE INSURANCE POLICY. As of the Commitment Increase Effective Date, the Lawrenceburg Title Policy (or proforma commitment for the issuance thereof) consistent with the requirements of the Lawrenceburg Closing Instructions.

                  Section 3.35. SURVEY. If the Title Insurance Company requires a survey as a condition of issuing the Lawrenceburg Title Insurance Policy consistent with the Lawrenceburg Closing Instructions, a current boundary and location survey for the Lawrenceburg Real Property, which must (i) be certified to Agent Bank and the Title Insurance Company, (ii) show the Lawrenceburg Real Property to be free of encroachments, overlaps, and other survey defects, (iii) show the courses and distances of the lot lines for the Lawrenceburg Real Property, (iv) show that all existing improvements are located within said lot and building lines, and (v) show the location of all above and below ground easements, improvements, appurtenances, utilities, rights-of-way, water rights and ingress and egress, by reference to book and page numbers and/or filed map reference.

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
                  Section 3.36. PAYMENT OF TAXES. Evidence satisfactory to Agent Bank that all past and current real and personal property taxes and assessments which are presently due and payable applicable to the Lawrenceburg Real Property have been paid in full.

                  Section 3.37. LAWRENCEBURG INSURANCE. With respect to the Lawrenceburg Casino Facilities, copies of the declaration pages of each of the insurance policies certified to be true and correct by an Authorized Representative of the Borrowers, together with original binders evidencing Borrowers as named insured, and original certificates of insurance, loss payable and mortgagee endorsements naming Agent Bank as mortgagee, loss payee and additional insured, as required by the applicable insurance provisions set forth in Section 5.09 of this Credit Agreement.

                  Section 3.38. REIMBURSEMENT FOR EXPENSES AND FEES. Reimbursement by Borrowers for all reasonable fees and out-of-pocket expenses incurred by Agent Bank in connection with the requirements of Article III C, including, but not limited to, escrow charges, title insurance premiums, environmental examinations, recording fees, reasonable attorney's fees of Henderson & Morgan, LLC and co-counsel and insurance consultants retained by Henderson & Morgan, LLC and all other like fees and expenses remaining unpaid as of the Commitment Increase Effective Date, provided that the amount then invoiced shall not thereafter preclude Borrowers' obligation to pay such costs and expenses relating to the closing of the Credit Facility following the Closing Date and the Commitment Increase Effective Date or to reimburse Agent Bank for the payment thereof.

                  Section 3.39. PHASE I ENVIRONMENTAL SITE ASSESSMENTS.

                           a.   A Phase I Environmental Site Assessment or
Assessments of the Lawrenceburg Real Property prepared in conformance with the scope and limitations of ASTM Standard Designation E1527-94 and approved by Agent Bank. Any recommended action to resolve any breach of Hazardous Materials Laws shall have been completed by Borrowers.

                           b.   Borrowers shall confirm the representations
contained in Sections 2.1 and 2.2 of the Environmental Certificate are true and correct in all respects.

                  Section 3.40. NO INJUNCTION OR OTHER LITIGATION. No law or regulation shall prohibit, and no order, judgment or decree of any Governmental Authority shall, and no litigation shall be pending or threatened which in the reasonable judgment of the Agent Bank would or would reasonably be expected to, enjoin, prohibit, limit or restrain the acquisition of 100% ownership of the Lawrenceburg Casino Facilities by the Borrower Consolidation and the perfection of the Liens on the Lawrenceburg Casino Facilities to be evidenced by the Security Documentation set forth in Section 3.31.

                  Section 3.41. PRO FORMA FINANCIAL COMPLIANCE. The Borrowers shall deliver a duly executed and completed Compliance Certificate, as of the end of the most recently ended Fiscal Quarter, prepared on a pro forma basis based on the assumption that the Commitment Increase, the Lawrenceburg Buyout and the designation of IGCLP, or other Subsidiary of Argosy which is the owner of the Lawrenceburg Casino Facilities, as a Restricted Subsidiary, had occurred one (1) year prior to the end of the most recently ended Fiscal Quarter.

                  Section 3.42. DESIGNATION OF RESTRICTED SUBSIDIARY. Designation in writing by an Authorized Representative of IGCLP, or other Subsidiary of Argosy which is (or will be as of the Lawrenceburg Buyout Effective Date) the owner of the Lawrenceburg Casino Facilities, as a Restricted Subsidiary.

                  Section 3.43. ADDITIONAL DOCUMENTS AND STATEMENTS. Such additional documents, affidavits, certificates and opinions as Agent Bank may reasonably require to insure compliance with this Credit Agreement. The statements set forth in Section 3.28 shall be true and correct.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  To induce Banks to enter into this Credit Agreement, Borrowers make the following representations and warranties:

                  Section 4.01.      ORGANIZATION; POWER AND AUTHORIZATION.

                           a.        Argosy is a corporation duly organized,
validly existing and in good standing under the laws of the State of Delaware; MGC is a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri; AGC is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois; Jazz and AOLI are each a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana; IGC is a corporation duly organized, validly existing and in good standing under the laws of the State of Iowa; and TIGC is a corporation duly organized, validly existing and in good standing under the laws of the State of Indiana.

                           b.        Each of MGC, AGC, IGC, AOLI, TIGC and Jazz
are wholly owned subsidiaries of Argosy.

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

                           c.        CQP is a partnership in commendam duly
organized, validly existing and in good standing under the laws of the State of Louisiana; AOLI is the owner of a ninety percent (90%) interest and Jazz is the owner of a ten percent (10%) interest in CQP; TIGC is the holder of a 57.5% general partnership interest in IGCLP; and IGC is the owner and holder of a seventy percent (70%) general partnership in BOSCLP.

                           d.        Each Borrower (i) has all requisite power,
authority and legal right to execute and deliver each document, agreement or certificate to which it is a party or by which it is bound in connection with the Bank Facilities, to consummate the transactions and perform its obligations hereunder and thereunder, and to own its properties and assets and to carry on and conduct its business as presently conducted or proposed to be conducted,
(ii) has taken all necessary action to authorize the execution, delivery and performance of this Credit Agreement and the other Loan Documents to which it is a party or by which it is bound and to consummate the transactions contemplated hereunder and thereunder and (iii) is duly qualified as a foreign corporation or partnership, as applicable, and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license and where the failure to so qualify and be licensed (other than with respect to the Gaming Permits) would result in a Material Adverse Change.

                           e.        Each Restricted Subsidiary, when formed:
(i) is a corporation duly formed, validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to do business as a foreign organization and is in good standing as such in each jurisdiction in which the conduct of its business or the ownership or leasing of its properties and assets makes such qualification necessary where the failure to so qualify would result in a Material Adverse Change and has all requisite power and authority to conduct its business and to own and lease its properties and assets, and (ii) has taken all necessary action to authorize the execution, delivery and performance of the Subsidiary Guaranty executed and delivered by it to Agent Bank as of the date of such execution and delivery.

                  Section 4.02. NO CONFLICT WITH, VIOLATION OF OR DEFAULT UNDER LAWS OR OTHER AGREEMENTS. Neither the execution and delivery of this Credit Agreement, the Revolving Credit Note, the Swingline Note, or any other Loan Document, or any other agreement, certificate or instrument to which Borrowers are a party or by which they, or any of them, are bound in connection with the Bank Facilities, nor the consummation of the transactions contemplated hereunder or thereunder, or the compliance with or performance of the terms and conditions herein or therein, is prevented by, limited by, conflicts in any material respect with, or will result in a material breach or violation of, or a material default (with due notice or lapse of time or both) under, or the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of their respective property or assets by virtue of, the terms, conditions or provisions of (a) the Articles of Incorporation, Bylaws or other documents of organization or charter of any of the Borrowers, (b) any indenture, evidence of indebtedness, loan or financing agreement, or other agreement or instrument of whatever nature to which they, or any of them, are a party or by which they, or any of them, are bound, (c) any of the Development Agreements, (d) the BOSCLP Partnership Agreement; (e) IGCLP Partnership Agreement; or (f) to the best knowledge of Borrowers, any provision of any existing law, rule, regulation, order, writ, injunction or decree of any court or Governmental Authority to which they, or any of them, are subject, where such breach could reasonably be expected to result in a Material Adverse Change.

                  Section 4.03. LITIGATION. Except as disclosed on the Schedule of Significant Litigation delivered in connection with Section 3.23, to the actual knowledge of Borrowers there is no action, suit, proceeding, inquiry, hearing or investigation pending or, to the best knowledge of Borrowers, threatened, in any court of law or in equity, or before any Governmental Authority, which could reasonably be expected to result in any Material Adverse Change in the Hotel/Casino Facilities or in their respective business, financial condition, properties or operations. Borrowers are not in violation of or default with respect to any order, writ, injunction, decree or demand of any such court or Governmental Authority where such default could reasonably be expected to result in a Material Adverse Change.

                  Section 4.04. AGREEMENTS LEGAL, BINDING, VALID AND ENFORCEABLE. This Credit Agreement, the Revolving Credit Note, the Swingline Note, the Security Documentation and all other Loan Documents, when executed and delivered by Borrowers in connection with the Bank Facilities will constitute legal, valid and binding obligations of Borrowers, enforceable against Borrowers in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws of general application relating to or affecting the enforcement of creditors' rights and the exercise of judicial discretion in accordance with general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  Section 4.05. INFORMATION AND FINANCIAL DATA ACCURATE; FINANCIAL STATEMENTS; NO MATERIAL ADVERSE CHANGE. Any and all financial statements heretofore furnished to Banks by Borrowers, or any of them: (a) present fairly the financial position of the entity to which they relate as at their respective dates and the results of operations and cash flows for the periods to which they apply, and (b) have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. Since the date of the most recent financial statements referred to in this Section 3.24., there has been no Material Adverse Change.

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                  Section 4.06. GOVERNMENTAL APPROVALS. All consents, approvals, orders or authorizations of, or registrations, declarations, notices or filings with any Governmental Authority and any other Person which may be required in connection with the valid execution and delivery of this Credit Agreement and the other Loan Documents by Borrowers and the carrying-out or performance of any of the transactions required or contemplated hereunder, or thereunder, by Borrowers, have been obtained or accomplished and are in full force and effect, or can be obtained by Borrowers. All consents, approvals, orders or authorizations of, or registrations, declarations, notices or filings with any Governmental Authority and any other Person, the failure of which could reasonably be expected to result in a Material Adverse Change, which may be required by Borrowers in connection with the use and operation of the Hotel/Casino Facilities have been obtained or accomplished and are in full force and effect.

                  Section 4.07. PAYMENT OF TAXES. Borrowers, and each of them, have duly filed or caused to be filed all federal, state and local tax reports and returns which are required to be filed by them and have paid or made provisions for the payment of, all material taxes, assessments, fees and other governmental charges which have or may have become due pursuant to said returns or otherwise pursuant to any assessment received by Borrowers except such taxes, assessments, fees or other governmental charges, if any, as are being contested in good faith by Borrowers by appropriate proceedings and for which Borrowers have maintained adequate reserves for the payment thereof in accordance with GAAP.

                  Section 4.08. TITLE TO PROPERTIES.

                           a.   AGC is the owner of the Alton Casino
Facilities;

                           b.   Argosy is the owner of the Riverside Real
Property; MGC occupies the Riverside Real Property pursuant to an agreement with Argosy and is the owner of the Riverside Casino Facilities;

                           c.   Jazz is the owner of a portion of the Baton
Rouge Fee Property and AOLI is the owner of the remainder of the Baton Rouge Fee Property; CQP is the lessee or sublessee of all of the property material to the operation of the Baton Rouge Casino Facilities and is the owner of the Baton Rouge Casino Facilities.

                           d.   IGC owns Argosy V; AGC owns Alton Landing
and has authorized IGC to lease the Alton Landing to BOSCLP; pursuant to the Sioux City Vessel Lease IGC Leases the Sioux City Vessels to BOSCLP, together with the FF&E situate thereon (other than the Gaming Devices which are owned by BOSCLP); BOSCLP is the grantee under the Sioux City Development Agreement and the owner of the Sioux City Casino Facilities; and

                           e.   IGCLP is the owner of the Lawrenceburg Casino
Facilities.

                           f.   Borrowers have good and marketable title to
the Collateral as of the Closing Date and at all times during the term of the Credit Facility. Each of the Borrowers has good and marketable title to: (i) all of its properties and assets reflected in the most recent financial statements referred to in Section 4.05 hereof as owned by it, including, but not limited to, Borrowers' interest in patents, trademarks, tradenames, servicemarks, and licenses relating to or pertaining to the Hotel/Casino Facilities, and (ii) all properties and assets acquired by it subsequent to the date of the most recent financial statements referred to in Section 4.05 hereof (except in each case for those properties and assets disposed of since the date of said financial statements in the ordinary course of business or those properties and assets which are no longer used or useful in the conduct of its business). The Schedule of Intercompany Notes, Schedule 4.08(b), sets forth the names of the payor, payee, face amount, date and unpaid principal balance (as of the Closing Date) of each of the Intercompany Notes. The Collateral is not subject to any liens, encumbrances or restrictions except Permitted Encumbrances.

                  Section 4.09. NO UNTRUE STATEMENTS. All statements, representations and warranties made by Borrowers, or any of them, in this Credit Agreement, any other Loan Document and any other agreement, document, certificate or instrument previously furnished by Borrowers, or any of them, to Banks pursuant to the provisions of this Credit Agreement, at the time they were made and on and as of the Closing Date: (a) are and shall be true, correct and complete in all material respects, and (b) do not and shall not contain any untrue statement of a material fact, and (iii) do not and shall not omit to state a material fact necessary in order to make the information contained herein or therein not misleading or incomplete. Borrowers understand that all such statements, representations and warranties shall be deemed to have been relied upon by Banks as a material inducement to establish the Bank Facilities.

                  Section 4.10. BROKERAGE COMMISSIONS. No person is entitled to receive any brokerage commission, finder's fee or similar fee or payment in connection with the extensions of credit contemplated by this Credit Agreement as a result of any agreement entered into by Borrowers. No brokerage or other fee, commission or compensation is to be paid by Banks with respect to the extensions of credit contemplated hereby as a result of any agreement entered into by Borrowers, and Borrowers agree to indemnify Banks against any such claims for brokerage fees or commissions and to pay all expenses including, without limitation, reasonable attorney's fees incurred by Banks in connection with the defense of any action or proceeding brought to collect any such brokerage fees or commissions.

                  Section 4.11. NO DEFAULTS. Borrowers are not in violation of or in default with respect to any applicable laws and/or regulations which materially and adversely affect the Hotel/Casino Facilities or the business, financial condition, property of Borrowers or operations of the Borrowers, or any of them, or of the Hotel/Casino Facilities. Without limiting the generality of the foregoing, Argosy is not in violation or default (nor is there any waiver in effect which, if not in effect, would result in a violation or default) under
(a) the Senior Indenture, First Mortgage Notes, the Senior Indenture Security Documents, Convertible Notes; or (b) under any indenture, evidence of indebtedness, loan or financing agreement or other material agreement or instrument of whatever nature to which it is a party or by which it is bound which violation or default could reasonably be expected to result in a Material Adverse Change.

                  Section 4.12. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974. No Reportable Event has occurred and is continuing with respect to any Pension Plan under ERISA, that gives rise to liabilities that materially adversely affect the financial condition or operations of Borrowers, or any of them.

                  Section 4.13. PARTNERSHIP AGREEMENTS, DEVELOPMENT AGREEMENTS AND BATON ROUGE LEASES.

                           a. The copies of the Partnership Agreements and
modifications and amendments thereto (if any) which have been delivered to Agent Bank in accordance with Section 3.06 are a true, correct and complete copy of the respective original thereof, as in effect on the Closing Date, and no amendments or modifications have been made to such Partnership Agreements, except as set forth by documents delivered to Agent Bank in accordance with said Section 3.06 or otherwise reasonably approved in writing by Agent Bank or Requisite Lenders, as applicable, in accordance with Section
5.28. None of the Partnership Agreements have been terminated and they are all in full force and effect. Neither AOLI, Jazz, BOSCLP nor IGCLP are in default in the observance or performance of any of their respective material obligations under the Partnership Agreements and have done all things required to be done as of the Closing Date to keep unimpaired their respective rights thereunder (except for possible defaults which may be the subject of any litigation referred to by Schedule 3.23).

                           b. The copies of the Development Agreements and
modifications and amendments thereto (if any) which have been delivered to Agent Bank in accordance with Section 3.19 are a true, correct and complete copy of the respective original thereof, as in effect on the Closing Date, and no amendments or modifications have been made to such Development Agreements, except as set forth by documents delivered to Agent Bank in accordance with said Section 3.19 or otherwise reasonably approved in writing by Agent Bank or Requisite Lenders, as applicable, in accordance with Section
5.28. None of the

Development Agreements have been terminated and they are all in full force and effect. Neither AGC, CQP, MGC, BOSCLP nor IGCLP are in default in the observance or performance of any of their respective material obligations under the Development Agreements and have done all things required to be done as of the Closing Date to keep unimpaired their respective rights thereunder.

                  c. The copies of the leases of the Baton Rouge Real Property and modifications and amendments thereto (if any) which have been delivered to Agent Bank in accordance with Section 3.19 are a true, correct and complete copy of the respective original thereof, as in effect on the Closing Date, and no amendments or modifications have been made to such leases, except as set forth by documents delivered to Agent Bank in accordance with said Section 3.19 or otherwise reasonably approved in writing by Agent Bank or Requisite Lenders, as applicable, in accordance with Section 5.28. The leases pursuant to which CQP or Jazz occupy the Baton Rouge Lease Property: (i) have not been terminated and are all in full force and effect; (ii) are not subject to any default in the observance or performance of any material obligation of any lessor or lessee thereunder; and (iii) CQP or Jazz, as the case may be, has done all things required to be done as of the Closing Date to keep unimpaired its respective rights thereunder.

                  Section 4.14. SENIOR INDENTURE.

                           a.   The copy of the Senior Indenture and all
modifications and amendments thereto (if any) which have been delivered to Agent Bank in accordance with Section 3.12 is a true, correct and complete copy of the respective original thereof, as in effect on the Closing Date, and no amendments or modifications have been made to such Senior Indenture, except as set forth by documents delivered to Agent Bank in accordance with said Section 3.12 or otherwise reasonably approved in writing by Requisite Lenders. The Senior Indenture, as amended, has not been terminated and is in full force and effect. Argosy is not in default in the observance or performance of any of its material obligations under any of the Senior Indenture and has done all things required to be done as of the Closing Date to keep unimpaired its rights thereunder.

                           b.   As of the Closing Date, Argosy shall have
purchased no less than 85.0% of the First Mortgage Notes and shall have procured the requisite consents pursuant to the Consent Solicitation required for the execution and delivery of the Senior Indenture Amendment. On the Closing Date, the Senior Indenture Amendment shall be executed and delivered by each Requisite Party thereto and shall be in full force and effect.

                           c.   As of the Closing Date, Argosy shall have
caused the First Mortgage Notes Defeasance to have occurred and shall have caused the Defeasance Account to be funded with the Defeasance Consideration.

                  Section 4.15. CONVERTIBLE NOTES. The copy of the Convertible Notes Indenture and modifications and amendments thereto (if any) which have been delivered to Agent Bank in accordance with Section 3.12 is a true, correct and complete copy of the respective original thereof, as in effect on the Closing Date, and no amendments or modifications have been made to such Convertible Notes Indenture, except as set forth by documents delivered to Agent Bank in accordance with said Section 3.12 or otherwise reasonably approved in writing by Requisite Lenders. The Convertible Notes Indenture has not been terminated and is in full force and effect. Argosy is not in default in the observance or performance of any of its material obligations under the Convertible Notes or the Convertible Notes Indenture and has done all things required to be done as of the Closing Date to keep unimpaired its rights thereunder.

                  Section 4.16. AVAILABILITY OF UTILITY SERVICES AND FACILITIES. All utility services and facilities necessary for the Hotel/Casino Facilities including, without limitation, electrical, water, gas and sewage services and facilities are available and in use at the respective sites of the Hotel/Casino Facilities.

                  Section 4.17. POLICIES OF INSURANCE. As of the date hereof, each of the copies of the declaration pages, original binders and certificates of insurance evidencing the Policies of Insurance relating to the Hotel/Casino Facilities and all Vessels delivered to Agent Bank by Borrowers is a true, correct and complete copy of the respective original thereof as in effect on the date hereof, and no amendments or modifications of any of said documents or instruments not included in such copies have been made. The Policies of Insurance have not been terminated and is in full force and effect. Borrowers, and each of them, are not in default in the observance or performance of their respective obligations under said documents and instruments, and Borrowers, and each of them, have done all things required to be done as of the date of this Credit Agreement to keep unimpaired their rights thereunder.

                  Section 4.18. GAMING PERMITS. All Gaming Permits required to be held by Borrowers are current and in full force and effect and Borrowers presently hold all Gaming Permits necessary for the continued operation of the Hotel/Casino Facilities. Each of the Gaming Authorities have given all necessary approvals of this Credit Agreement, the Notes and each Loan Document to be executed by Borrowers in connection with the Bank Facilities.

                  Section 4.19. ENVIRONMENTAL CERTIFICATE. The representations and certifications contained in the Environmental Certificate are true and correct in all material respects.

                  Section 4.20. NEW VENTURE SUBSIDIARIES. A schedule of each Restricted Subsidiary and Unrestricted Subsidiary existing as of the Closing Date and a description of the New Venture owned in whole or part by each such Restricted Subsidiary and Unrestricted Subsidiary is marked "Schedule 4.20", affixed hereto and by this reference incorporated herein and made a part hereof.

                  Section 4.21. COMPLIANCE WITH STATUTES, ETC. Except for matters related to the compliance by the Borrowers with Hazardous Materials Laws, which matters are governed by the Environmental Certificate and the Shore Mortgages, each of the Borrowers is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliance as would not, in the aggregate, reasonably be expected to result in a Material Adverse Change.

                  Section 4.22. INVESTMENT COMPANY ACT. Neither Argosy nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  Section 4.23. PUBLIC UTILITY HOLDING COMPANY ACT. Neither Argosy nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  Section 4.24. LABOR RELATIONS. There is no strike or work stoppage in existence, or to the best knowledge of Borrowers threatened, involving any member of the Borrower Consolidation or any of the Hotel/Casino Facilities that could reasonably be expected to result in a Material Adverse Change.

                  Section 4.25. PATENTS, LICENSES, FRANCHISES AND FORMULAS. Except as disclosed in Schedule 4.25, the Borrower Consolidation owns all the patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or has a valid license or sublicense of rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, could reasonably be expected to result in a Material Adverse Change on the business, operations, property, assets or condition (financial or otherwise) of the Borrower Consolidation taken as a whole. Each of the patents, trademarks, servicemarks, tradenames and copyrights owned by the Borrower Consolidation which is registered with any Governmental Authority is set forth on Schedule 4.25, attached hereto.

                  Section 4.26. CONTINGENT LIABILITIES. As of the Closing Date, Borrowers have incurred no material Contingent Liabilities (without limiting the generality of the foregoing, any Contingent Liability in excess of One Million Dollars ($1,000,000.00) being deemed material) other than those described on
Schedule 4.26.

                                    ARTICLE V

                         GENERAL COVENANTS OF BORROWERS

                  To induce the Banks to enter into this Credit Agreement, Borrowers covenant to Lenders as follows:

                  Section 5.01. FF&E. The Borrower Consolidation shall furnish, fixture and equip the Hotel/Casino Facilities with FF&E it reasonably deems appropriate for the operation of the Hotel/Casino Facilities. All FF&E that is purchased and installed in the Hotel/Casino Facilities shall be purchased free and clear of any liens, encumbrances or claims, other than Permitted Encumbrances. If the Borrower Consolidation should sell, transfer, convey or otherwise dispose of any FF&E to any Person other than a member of the Borrower Consolidation (other than obsolete or worn out FF&E or other FF&E no longer useful in the business of the Borrowers) and not within one hundred twenty (120) days of such sale, transfer, conveyance or other disposition replace such FF&E with purchased items of equivalent value and utility or replace such FF&E with leased items of equivalent value and utility, within the permissible leasing and purchase agreement limitation set forth in Section 6.09(b) herein, to the extent the Net Proceeds thereof not used to replace FF&E exceeds a cumulative aggregate value of Five Million Dollars ($5,000,000.00) during any Fiscal Year or a cumulative aggregate value of Ten Million Dollars ($10,000,000.00) during the term of the Credit Facility (in either instance the "Excess Capital Proceeds"), Borrowers (to the extent required by the Requisite Lenders) on the later to occur of the one hundred twenty-first (121st) day following such sale, transfer, conveyance or other dispositions or the fifth (5th) Banking Business Day following written notice from Agent Bank of the requirement of permanent reduction from Requisite Lenders, shall permanently reduce the Maximum Permitted Balance of the Credit Facility by a Voluntary Permanent Reduction in the amount of the Excess Capital Proceeds of the FF&E so disposed of, subject, however, to the right of Agent Bank to verify to its reasonable satisfaction the amount of said Excess Capital Proceeds.

                  Section 5.02. PERMITS; LICENSES AND LEGAL REQUIREMENTS.

                           a.   Borrowers shall comply in all material
respects with and keep in full force and effect, as and when required, all Gaming Permits and all material permits, licenses and approvals obtained from any Governmental Authorities which are required for the operation and use of the Hotel/Casino Facilities. Borrowers, and each of them, shall comply in all material respects with all applicable material existing and future laws, rules, regulations, orders, ordinances and requirements of all Governmental Authorities, and with all recorded restrictions affecting the Premises where the failure of such compliance could reasonably be expected to result in a Material Adverse Change.

                           b.   The Baton Rouge Real Property includes
sufficient parking areas to satisfy all parking requirements which are imposed by Governmental Authorities with respect to operation of the Baton Rouge Casino Facilities, without utilizing the Baton Rouge Parking Lot Parcel or the Baton Rouge Hotel Property.

                  Section 5.03. DEVELOPMENT AGREEMENTS. Until Bank Facility
Termination: (i) AGC shall fully perform and comply with all material agreements, covenants, terms and conditions imposed upon, or assumed by, AGC as a party to the Alton Development Agreement; (ii) CQP shall fully perform and comply with all material agreements, covenants, terms and conditions imposed upon, or assumed by, CQP as a party to the Baton Rouge Development Agreement;
(iii) MGC shall fully perform and comply with all material agreements covenants, terms and conditions imposed upon, or assumed by, MGC as a party to the Riverside Development Agreement; (iv) Borrowers shall cause BOSCLP to fully perform and comply with all material terms and conditions imposed upon, or assumed by BOSCLP, as a party to the Sioux City Development Agreement; and (v) Borrowers shall cause IGCLP to fully perform and comply with all material terms and conditions imposed upon, or assumed by IGCLP as a party to the Lawrenceburg Development Agreement.

                  Section 5.04. PROTECTION AGAINST LIEN CLAIMS. Borrowers shall promptly pay and discharge or cause to be paid and discharged all claims and liens for labor done and materials and services supplied and furnished in connection with the Hotel/Casino Facilities in accordance with this Section 5.04, except such claims and liens, if any, as are being contested in good faith by Borrowers by appropriate proceedings and for which Borrowers have maintained adequate reserves for the payment thereof in accordance with GAAP. If any mechanic's lien or materialman's lien for a sum in excess of Five Hundred Thousand Dollars ($500,000.00) shall be recorded, filed or suffered to exist against the Hotel/Casino Facilities, or any of them, or any interest therein by reason of work, labor, services or materials supplied, furnished or claimed to have been supplied and furnished in connection with the Hotel/Casino Facilities, or any of them, at any time following thirty (30) days after demand for payment is made by such claimant and such demand has not been satisfied, upon Borrowers receipt of written notice from Agent Bank demanding the release and discharge of such lien, said lien or claim shall be paid, released and discharged or expunged of record within sixty (60) days following its receipt of such notice.

                  Section 5.05. NO CHANGE IN CHARACTER OF BUSINESS. Until Bank Facility Termination, (a) the Hotel/Casino Facilities shall be operated by members of the Borrower Consolidation, and (b) Borrowers shall not effect a material change in the nature and character of its existing business at the Hotel/Casino Facilities as presently conducted and as presently contemplated and disclosed to Banks. Notwithstanding the foregoing, upon written notice to Agent Bank, the Borrower Consolidation may make such changes to its business operation as may be necessary or advisable to remain competitive in the gaming industry.

                  Section 5.06. PRESERVATION AND MAINTENANCE OF PROPERTIES AND ASSETS; ACQUISITION OF ADDITIONAL PROPERTY; RELEASE OF BATON ROUGE HOTEL PROPERTY.

                           a.   Until Bank Facility Termination, Borrowers
shall not remove, demolish, materially alter, discontinue the use of, sell, transfer, assign, hypothecate or otherwise dispose of to any Person, any part of their respective properties and assets necessary for the continuance of their respective businesses, as presently conducted and as presently contemplated, other than in the normal course of Borrowers' business and as provided in Sections 5.01, 5.07 and 6.13.

                           b.   In the event any member of the Borrower
Consolidation, or any of them, or any Subsidiary thereof, shall acquire any other real property, any other material Vessel or rights to the use of real property, any material Vessel or any interest therein which is used in any material manner in connection with the Hotel/Casino Facilities, such member of the Borrower Consolidation shall or shall cause such Subsidiary, as applicable, concurrently with the acquisition of such real property or Vessel or the rights to the use of such real property or Vessel, to execute or cause the execution of such documents as may be necessary to add such real property or rights to the use of real property as Collateral under the Bank Facilities.

                           c.   Notwithstanding anything herein contained to
the contrary, upon the written request of an Authorized Representative and so long as no Default or Event of Default shall have occurred and remains continuing, Agent Bank shall, without further consent or authorization of the Banks, release the Baton Rouge Hotel Property as Collateral under the Security Documentation on the condition that concurrently with such release, title to the Baton Rouge Hotel Property is contributed to an Unrestricted Subsidiary or conveyed to another Person which is not a member of the Borrower Consolidation. In no event shall any member of the Borrower Consolidation make any additional Investment in, to or for the benefit of the Baton Rouge Hotel Property prior to such contribution or conveyance, other than in connection with its continued use and maintenance as a parking lot.

                  Section 5.07. REPAIR OF PROPERTIES AND ASSETS. Until Bank Facility Termination, Borrowers shall, at their own cost and expense, (a) maintain, preserve and keep in a manner consistent with hotel and gaming casino operating practices generally applicable to hotel/casino operations operating in the jurisdictions in which such properties are located, their respective assets and properties, including, but not limited to, the Collateral and all FF&E owned or leased by Borrowers in good and substantial repair, working order and condition, ordinary wear and tear excepted, (b) from time to time, make or cause to be made, all necessary and proper repairs, replacements, renewals, improvements and betterments to the Hotel/Casino Facilities, and (c) from time to time, make such substitutions, additions, modifications and improvements as may be necessary and as shall not materially impair the structural integrity, operating efficiency and economic value of said assets included within the Hotel/Casino Facilities. All alterations, replacements, renewals, or additions made pursuant to this Section 5.07 shall become and constitute a part of said assets and property and subject, INTER ALIA, to the provisions of Section 5.01 and subject to the lien of the Security Documentation.

                  Section 5.08. FINANCIAL STATEMENTS; REPORTS; CERTIFICATES AND BOOKS AND RECORDS.

                           a.   Until Bank Facility Termination, the Borrower
Consolidation shall, unless the Agent Bank (with the written approval of the Requisite Lenders) otherwise consents, at Borrowers' sole expense, deliver to the Agent Bank and each of the Lenders a full and complete copy of each of the following and shall comply with each of the following financial requirements:

                                (i) As soon as practicable, and in any
                  event within forty-five (45) days after the end of the first three (3) Fiscal Quarters of each Fiscal Year, (a) the consolidated balance sheet of the Borrower Consolidation as of the end of such Fiscal Quarter and the consolidated statement of operations for such Fiscal Quarter, and a statement of cash flows for the portion of the Fiscal Year ended with such Fiscal Quarter and (b) the consolidating balance sheets and statements of operations of the Borrower Consolidation as of and for the portion of the Fiscal Year ended with such Fiscal Quarter, all in reasonable detail. Such financial statements shall be certified by an Authorized Representative of the Borrower Consolidation as fairly presenting the financial condition, results of operations and cash flows of the Borrower Consolidation in accordance with GAAP (other than footnote disclosures) as at such date and for such periods, subject only to normal year-end accruals and audit adjustments;

                                     (ii) As soon as practicable, and in any
                  event within forty-five (45) days after the end of each Fiscal Quarter (including the fourth (4th) Fiscal Quarter in any Fiscal Year), a pricing certificate in the form marked "Exhibit G", affixed hereto and by this reference incorporated herein and made a part hereof (the "Pricing Certificate") setting forth a preliminary calculation of the Leverage Ratio as of the last day of such Fiscal Quarter, and providing reasonable detail as to the calculation thereof, which calculations shall be based on the preliminary unaudited financial statements of the Borrower Consolidation for such Fiscal Quarter, and as soon as practicable thereafter, in the event of any material variance in the actual calculation of the Leverage Ratio from such preliminary calculation, a revised Pricing Certificate setting forth the actual calculation thereof; provided, however, that in the event that Borrowers do not deliver a Pricing Certificate when due, then until (but only until) such Pricing Certificate is delivered as provided herein, the Leverage Ratio shall be deemed, for the purpose of determining the Applicable Margin, to be greater than 4.25 to 1.0 and the Applicable Margin determined with respect thereto.

                                     (iii) As soon as practicable, and in any
                  event within one hundred twenty (120) days after the end of each Fiscal Year, (i) the consolidated and consolidating balance sheet, statement of operations, statement of stockholders' equity and cash flows (reconciled with year-end audited statements) of the Borrower Consolidation as at the end of such Fiscal year, all in reasonable detail. Such financial statements shall be prepared in accordance with GAAP and shall be accompanied by a report of independent public accountants of recognized standing selected by Borrowers and reasonably satisfactory to the Agent Bank (it being understood that any "Big 5" accounting firm shall be automatically deemed satisfactory to the Agent Bank), which report shall be prepared in accordance with generally accepted auditing standards as at such date, and shall not be subject to any qualifications or exceptions as to the scope of the audit nor to any other qualification or exception determined by the Requisite Lenders in their good faith business judgment to be adverse to the interests of the Banks. Such accountants' report shall be accompanied by a certificate stating that, in making the examination pursuant to generally accepted auditing standards necessary for the certification of such financial statements and such report, such accountants have obtained no knowledge of any Default or, if, in the opinion of such accountants, any such Default shall exist, stating the nature and status of such Default, and stating that such accountants have reviewed the Financial Covenants as at the end of such Fiscal Year (which shall accompany such certificate) under Sections 6.01 through 6.11, have read such Sections (including the definitions of all defined terms used therein) and that nothing has come to the attention of such accountants in the course of such examination that would cause them to believe that the same were not calculated by the Borrower Consolidation in the manner prescribed by this Credit Agreement. Such financial statements shall be certified by an Authorized Representative of the Borrower Consolidation in the same manner as required with respect to financial statements delivered pursuant to
                  Section 5.08(a)(i);

                                     (iv) As soon as practicable, and in any
                  event no later than forty-five (45) days following the commencement of each Fiscal Year, a budget (including a Capital Expenditure budget) and projection by Fiscal Quarter for that Fiscal Year and by Fiscal Year for the next occurring two (2) consecutive Fiscal Years, INCLUDING for the first such Fiscal Year, projected consolidated and consolidating balance sheets, statements of operations and statements of cash flow of the Borrower Consolidation, all in reasonable detail;

                                     (v) Concurrently with the financial
                  statements and reports required pursuant to Sections 5.08(a)(i) and 5.08(a)(iii), a Compliance Certificate signed by an Authorized Representative;

                                     (vi) As soon as practicable, and in any
                  event within forty-five (45) days (or, in the case of the fourth (4th) Fiscal Quarter in each Fiscal Year, ninety (90)
                  days) after the end of each Fiscal Quarter, a written report (to the extent not reported under Section 5.08(vii) hereinbelow), in form and detail reasonably acceptable to the Agent Bank, with respect to the status of each New Venture, including the amounts of New Venture Capital Expenditures and New Venture Investments made, and reasonably anticipated to be made, with respect thereto; and

                                     (vii) Promptly after the same are
                  available, copies of each annual report, proxy or financial statement or other report or communication that shall have been sent to the stockholders of Argosy, and copies of all annual, regular, periodic and special reports (including, without limitation, each 10Q and 10K report) and registration statements which Argosy shall have filed or be required to file with the Securities and Exchange Commission under
                  Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and not otherwise required to be delivered to the Banks pursuant to other provisions of this Section 5.08.

                           b.        Until Bank Facility Termination, Borrowers,
and each of them, shall keep and maintain complete and accurate books and records in accordance with GAAP in all material respects, consistently applied. Borrowers, and each of them, shall permit Banks and any authorized representatives of Banks to have reasonable access to and to inspect, examine and make copies of the books and records, any and all accounts, data and other documents of Borrowers and to consult with Borrowers and Borrowers' accountants and auditors at all reasonable times upon the giving of reasonable notice of such intent. In addition: (i) in the event of the occurrence of any Default or Event of Default, or (ii) in the event any Material Adverse Change occurs, Borrowers shall promptly, and in any event within three (3) Banking Business Days after actual knowledge thereof by the corporate controller or a senior executive officer, notify Agent Bank in writing of such occurrence.

                           c.        Until Bank Facility Termination, Borrowers,
and each of them, shall furnish to Agent Bank, with sufficient copies for distribution to each of the Banks any financial information or other information bearing on the financial status of the Borrowers or their Subsidiaries, or any of them, which is reasonably requested by Agent Bank or Requisite Lenders.

                  Section 5.09. INSURANCE. Until Bank Facility Termination, Borrowers shall obtain, or cause to be obtained, and shall maintain or cause to be maintained with respect to the Collateral, including without limitation, the Vessels, at their own cost and expense, and shall deposit with Agent Bank on or before the Closing Date:

                           a.        PROPERTY INSURANCE.  Borrowers shall
maintain a special causes of loss (ISO form or equivalent), perils policy covering the buildings and improvements, and any other permanent structures for one hundred percent (100%) of the replacement cost. Borrowers shall maintain a Fifty Million Dollar ($50,000,000.00) sublimit of coverage for the peril of earthquake covering the Collateral (this includes coverage for real property, personal property and business interruption). Upon the request of Agent Bank, replacement cost for insurance purposes will be established by an independent appraiser mutually selected by Borrowers and Agent Bank. The policy will include Agreed Amount (waiving co-insurance), replacement cost valuation and building ordinance endorsements. The policy will include a standard mortgagee clause (ISO form or equivalent, i.e. Borrowers' Acts will not impair Mortgagee's right to recover, exclusive payment of loss to Mortgagee and automatic notice of cancellation/non-renewal to Mortgagee) and provide that all losses in excess of Five Hundred Thousand Dollars
($500,000.00) be adjusted with the Agent Bank. The Borrowers waive any and all rights of subrogation against Banks resulting from losses to property.
The Borrower Consolidation shall also maintain or cause to be maintained with respect to each of the Hotel/Casino Facilities which is located within a flood zone that participates in the National Flood Insurance Program (FEMA), that maximum amount of flood insurance coverage available thereunder that complies with any applicable regulations of the Board of Governors of the Federal Reserve System.

                           b.   PERSONAL PROPERTY (INCLUDING MACHINERY,
EQUIPMENT, FURNITURE, FIXTURES, STOCK). Borrowers shall maintain a special causes of loss perils "All Risk" property coverage for all personal property owned, leased or for which Borrowers are legally liable. The coverage will include a lenders' loss payable endorsement in favor of Agent Bank.

                           The policy providing real property and personal
property coverages, as specified in 5.09(a) and (b) hereinabove, may include a deductible of no more than One Hundred Thousand Dollars ($100,000.00) for any single occurrence. Earthquake deductibles can be no more than two percent (2%) of insured value, if a separate deductible applies.

                           c.   BUSINESS INTERRUPTION/EXTRA EXPENSE.  The
Borrower Consolidation shall maintain with respect to each Restricted Subsidiary Venture which is a land based casino/gaming operation, maintain combined Business Interruption/Extra Expense coverage with a limit representing no less than seventy-five percent (75%) of the projected annual net profit plus continuing expenses (including debt service) for each such Restricted Subsidiary Venture. Such coverage shall include extensions for off premises power losses at Two Million Dollars ($2,000,000.00) and extended period of indemnity of one hundred twenty (120) days endorsement. These coverages may have deductible of no greater than forty-eight (48) hours, or One Hundred Thousand ($100,000.00), if a separate deductible applies. This coverage will be specifically endorsed to include Agent Bank as Loss Payee or collateral assignee.

                           d.   BOILER AND MACHINERY.  Borrowers shall
maintain a Boiler and Machinery policy for the Hotel/Casino Facilities written on a Comprehensive Form with a combined direct and indirect limit of no less than Twenty-Five Million Dollars ($25,000,000.00). The policy shall include extensions for Agreed Amount (waiving co-insurance) and Replacement Cost Valuation. The policy may contain deductibles of no greater than Fifty Thousand Dollars ($50,000.00) direct and forty-eight (48) hours indirect.

                           e.   CRIME INSURANCE.  Borrowers shall obtain a
comprehensive crime policy, including the following coverages:

                           (i) employee dishonesty - Three Million Dollars ($3,000,000.00);


                           (ii) money and securities (inside) - One Million
                  Dollars ($1,000,000.00);

                           (iii) money and securities (outside) - One Million
                  Dollars ($1,000,000.00);

                           (iv)  depositor's forgery - Three Million Dollars
($3,000,000.00);

                           (v)   computer fraud - Three Million Dollars
($3,000,000.00).

                           The policy must be amended so that money is defined
to include "tokens and chips". The policy may contain deductibles of no greater than Five Hundred Thousand Dollars ($500,000.00) for coverages (i), (iv) and (v) listed above and One Hundred Thousand Dollars ($100,000.00) for coverages (ii) and (iii) listed above.

                           f.    COMMERCIAL GENERAL LIABILITY (1998 ISO FORM
OR EQUIVALENT). Borrowers shall maintain a Commercial General Liability policy with a One Million Dollar ($1,000,000.00) combined single limit for bodily injury and property damage, including Products Liability, Contractual Liability, and all standard policy form extensions. The policy must provide a Two Million Dollar ($2,000,000.00) general aggregate (per location, if multi-location risk) and be written on an "occurrence form". The policy will be extended to provide watercraft Liability for permanently moored barges while stationary. The policy will also include extensions for Liquor Legal Liability and Employee Benefits Legal Liability, Innkeepers Legal and Safe Deposit Box Legal coverages. If the general liability policy contains a self-insured retention, it shall be no greater than Fifty Thousand Dollars ($50,000.00) per occurrence, with an aggregate retention of no more than One Million Dollars ($1,000,000.00) including expenses.

                           The policy shall be endorsed to include Agent Bank as
an additional insured on behalf of the Banks. Definition of additional insured shall include all officers, directors, employees, agents and representatives of the additional insured. The coverage for additional insured shall apply on a primary basis irrespective of any other insurance whether collectible or not (ISO Endorsement Form CG 20261185 Additional Insured - Designated Person or Organization or Equivalent).

                           g.    AUTOMOBILE.  Borrowers shall maintain a
comprehensive Automobile Liability Insurance Policy written under coverage "symbol 1", providing a One Million Dollar ($1,000,000.00) combined single limit for bodily injury and property damage covering all owned, non-owned and hired vehicles of the Borrowers. If the policy contains a self insured retention it shall be no greater than Twenty-Five Thousand Dollars ($25,000.00) per occurrence, with an aggregate retention of no more than One Million Dollars ($1,000,000.00) including expenses. The following additional coverages must be purchased by Borrowers:

                           (i) GARAGEKEEPERS LEGAL LIABILITY. Evidence that
                  Borrowers, or each contracting party with whom any member of the Borrower Consolidation has entered into an agreement for valet and other parking related services at any of the Hotel/Casino Facilities, maintains coverage in the amount of a One Million Dollar ($1,000,000.00) limit, or more, for comprehensive and collision coverages for physical damage to vehicles in the Borrowers', or such contracting party, care, custody and control. Each of such policies can be subject to a deductible of no greater than Five Thousand Dollars ($5,000.00) for each auto and Twenty-Five Thousand Dollars ($25,000.00) for each loss.

                           h.        WORKERS COMPENSATION AND EMPLOYERS
LIABILITY INSURANCE. Borrowers shall maintain a standard workers compensation policy covering the states of Indiana, Illinois, Iowa, Missouri and Louisiana and any other state where the company is operating, including employers liability coverage subject to a limit of no less than One Million Dollars ($1,000,000.00) each employee, One Million Dollars ($1,000,000.00) each accident, One Million Dollars ($1,000,000.00) policy limit. The policy shall include endorsements for Voluntary Compensation, Stop Gap Liability, Long-Shoreman's and Harbors Workmans Compensation Act and Maritime Coverages (as applicable). If the Borrowers have elected to self-insure Workers Compensation coverage in any of the States of Indiana, Illinois, Iowa, Missouri and Louisiana (or any other state), the Agent Bank must be furnished with a copy of the certificate from the state(s) permitting self-insurance and evidence of a Stop Loss Excess Workers Compensation policy with a specific retention of no greater than Three Hundred Thousand Dollars ($300,000.00) per occurrence.

                           i.        MARINE INSURANCE (FOR ALL VESSELS THAT ARE
OWNED OR LEASED BY ANY MEMBER OF THE BORROWER CONSOLIDATION OR FOR WHICH ANY MEMBER OF THE BORROWER CONSOLIDATION IS LEGALLY LIABLE).

                           (i) HULL AND MACHINERY COVERAGE. This policy will
                  provide the broadest possible scope of property coverage available including all Traditional Commercial Hull insuring conditions, American Institute clauses (including liner negligence, SR&CC, vandalism and theft clauses) covering the vessel for physical damage at a value that represents one hundred percent (100%) of the replacement cost for each Vessel. The policy will include Agreed Amount (waving co-insurance) and replacement cost valuation endorsements. The policy shall include appropriate Mortgagee, Breach of Warranty and Loss Payee endorsements in favor of Agent Bank. The policy may contain a deductible of no greater than two percent (2%) of insured value per occurrence.

                           (ii) CASINO BOAT BUSINESS INTERRUPTION. Borrowers
                  will purchase, or cause to be purchased by TIGC with respect to the Lawrenceburg Casino Facilities, business interruption coverage under a "comprehensive facility form" indemnifying each applicable Vessel operation for loss of net profits and continuing expenses (including debt service) for loss arising from casualty to the applicable Vessel and any other cause beyond the control of the Borrowers. The limit purchase must represent no less than seventy-five percent (75%) of the annual net profit plus continuing expenses attributable to TIGC's proportionate share of partnership net profit and expenses with respect to the Lawrenceburg Casino Facilities and fifty percent (50%) of the annual net profit plus continuing expenses with respect to each of the other Hotel/Casino Facilities. The policy or policies may have a deductible of no greater than fourteen (14) days for each Vessel at the Lawrenceburg Casino Facilities and thirty (30) days for each other Vessel. This coverage will be specifically endorsed to include Agent Bank as "Loss Payee".

                           (iii) PROTECTION AND INDEMNITY. Protection and
                  Indemnity coverage will be written with a One Million Dollar ($1,000,000.00) combined single limit for bodily injury and property damage, including all standard policy form extensions and be supplemented by Bumbershoot Liability coverage as described in Paragraph l below. The policy shall be written on an occurrence form. The Agent Bank and Banks will be included as additional insureds under the policy.

                           (iv) COMPREHENSIVE POLLUTION LIABILITY. Borrowers
                  shall purchase Comprehensive Pollution Liability coverage with a limit of no less than Five Million Dollars ($5,000,000.00) per incident covering any loss or damage resulting from any discharge, emission, spillage or leakage on or into water, including governmental mandated clean up and be supplemented by Bumbershoot Liability coverage as described in Paragraph l below. The Agent Bank and Banks will be included as additional insureds under the policy.

                           j.        UNDERGROUND STORAGE TANK LIABILITY.  In
the event any underground storage tanks are located on or at any of the Hotel/Casino Facilities, Borrowers shall maintain an underground storage tank liability policy providing first party (property damage) and third party (bodily/property damage) coverages for environmental claims resulting from underground storage tanks at the Hotel/Casino Facilities. If required to be maintained hereunder, the policy will include coverage for all governmental and regulatory agency mandated clean ups. If required to be maintained hereunder, the policy shall provide limits of no less than Five Million

Dollars ($5,000,000.00) each incident, Five Million Dollars ($5,000,000.00) in the aggregate, with a sublimit of One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00) for covering defense expenses for first and third party coverages. If required to be maintained hereunder, the policy may contain a deductible of no greater than Five Hundred Thousand Dollars ($500,000.00) for first and third party coverages.

                           k.        If Borrowers' general liability and
automobile policies include a self-insured retention, it is agreed and fully understood that Borrowers are solely responsible for payment of all amounts due within said self-insured retentions. Any Indemnification/Hold Harmless provision is extended to cover all liabilities associated with said self-insured retentions.

                           l.        UMBRELLA/BUMBERSHOOT LIABILITY.  An
Umbrella/Bumbershoot Liability policy shall be purchased with a limit of not less than One Hundred Fifty Million Dollars ($150,000,000.00) providing excess coverage over all limits and coverages indicated in paragraphs (f), (g), (h),
(i)(iii) and (iv) above. The limits can be secured by a combination of Primary and Excess Umbrella/Bumbershoot policies, provided that all layers follow form with the underlying policies indicated in (f), (g), (h) and (i)(iii) and (iv) and are written on an "occurrence" form. This policy shall be endorsed to include the Agent Bank as an additional insured on behalf of the Banks.

                           m.        All policies indicated above shall be
written with insurance companies licensed and admitted to do business in all states where the Borrower Consolidation, or any of them, is operating and shall be rated no lower than "A XII" in the most recent addition of A.M. Best's and "AA" in the most recent edition of Standard & Poor's, or such other carrier reasonably acceptable to Agent Bank. All policies discussed above shall be endorsed to provide that in the event of a cancellation, non-renewal or material modification, Agent Bank shall receive thirty (30) days prior written notice thereof. The Borrowers shall furnish Agent Bank with Certificates of Insurance executed by an authorized agent evidencing compliance with all insurance provisions discussed above on an annual basis. The Borrowers, shall also furnish policy endorsements evidencing Agent Bank's appropriate status (mortgagee, loss payee, additional insured, etc.) under each policy. Certificates of Insurance executed by an authorized agent of each carrier providing insurance evidencing continuation of all coverages will be provided on the Closing Date and annually on or before ten (10) days prior to the expiration of each policy. All certificates and other notices related to the insurance program shall be delivered to Agent Bank concurrently with the delivery of such certificates or notices to such carrier or to Borrowers, or any of them, as applicable.

                           n.        Any other insurance reasonably requested by
Agent Bank or Requisite Lenders in such amount and covering such risks as may be reasonably requested.

                  Section 5.10. TAXES. Throughout the term of the Credit Facility, Borrowers shall prepare and timely file or cause to be prepared and timely filed all material federal, state and local tax returns required to be filed by them, and Borrowers shall pay and discharge prior to delinquency all material taxes, assessments and other governmental charges or levies imposed upon them, or in respect of any of their respective properties and assets except such taxes, assessments and other governmental charges or levies, if any, as are being contested in good faith by Borrowers in the manner which is set forth for such contests by Section 4.07 herein.

                  Section 5.11. RELEASE OF SENIOR INDENTURE SECURITY DOCUMENTS.

                           a.   Each of the Senior Indenture Security
Documents described on the Schedule of Senior Indenture Security Documents attached hereto as Schedule 5.11, together with all other Liens securing repayment or performance under the Senior Indenture and First Mortgage Notes shall be fully released, terminated and reconveyed on or before October 1, 2000 and the Agent Bank shall have received such documents and other evidence thereof as it shall reasonably require on or before such date.

                           b.   Concurrently with the release, termination
and reconveyance of the Senior Indenture Security Documents as provided in subsection (a) hereinabove, Borrowers agree that all Liens and other security interests held by any member of the Borrower Consolidation securing repayment of any one or more of the Intercompany Notes, shall be subordinated in priority and right to payment to the Security Documentation.

                  Section 5.12. LAWRENCEBURG CASINO FACILITIES.

                           a.   The Borrower Consolidation shall not sell
less than its entire ownership/partnership interest in TIGC or the IGCLP and the Lawrenceburg Casino Facilities under any Lawrenceburg Sale consummated by them, or any of them.

                           b.   So long as the Lawrenceburg Sale has not
occurred, in no event shall TIGC approve the incurrence of any Indebtedness by IGCLP which prohibits or otherwise restricts by its terms the ability of IGCLP:
(i) to pay dividends or make any other Distributions to its partners which Distributions are permitted by applicable Gaming Laws, or (ii) to pay any Indebtedness owed or owing to TIGC.

                  Section 5.13. FURTHER ASSURANCES.  Borrowers, Agent
Bank and each of the Banks will, at the expense of the Borrowers, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such amendments or supplements hereto or to any of the Loan Documents and such further documents, instruments and transfers as any such party may reasonably require for the curing of any defect in the execution or acknowledgment hereof or in any of the Loan Documents, or in the description of the Collateral or for the proper evidencing of giving notice of each lien or security interest securing repayment of the Bank Facilities. Further, upon the execution and delivery of the Mortgages and each of the Loan Documents and thereafter, from time to time, Borrowers shall cause the Mortgages and each of the Loan Documents and each amendment and supplement thereto to be filed, registered and recorded and to be refiled, re-registered and re-recorded in such manner and in such places as may be reasonably required by the Agent Bank, in order to publish notice of and fully protect the liens of the Mortgages and the Loan Documents and to protect or continue to perfect the security interests created by the Mortgages and Loan Documents in the Collateral and to perform or cause to be performed from time to time any other actions required by law and execute or cause to be executed any and all instruments of further assurance that may be necessary for such publication, perfection, continuation and protection.

                  Section 5.14. INDEMNIFICATION. Borrowers agree to and do hereby jointly and severally indemnify, protect, defend and save harmless Agent Bank and each of the Banks and their respective directors, trustees, officers, employees, agents, attorneys and shareholders (individually an "Indemnified Party" and collectively the "Indemnified Parties") from and against any and all losses, damages, expenses or liabilities of any kind or nature from any investigations, suits, claims, demands or other proceedings, including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with this Credit Agreement, with any other Loan Document or with the transactions contemplated herein and thereby; provided, however, Borrowers shall not be obligated to indemnify, protect, defend or save harmless an Indemnified Party if, and to the extent, the loss, damage, expense or liability was caused by (a) the gross negligence or wilful misconduct of such Indemnified Party, or (b) the breach of this Credit Agreement or any other Loan Document by such Indemnified Party as determined by a court of competent jurisdiction in a final non-appealable judgment or order. In case any action shall be brought against any Indemnified Party based upon any of the above and in respect to which indemnity may be sought against Borrowers, Agent Bank shall promptly notify Borrowers in writing, and Borrowers shall assume the defense thereof, including the employment of counsel selected by Borrowers and reasonably satisfactory to Agent Bank, the payment of all costs and expenses and the right to negotiate and settle any such action with the prior written consent of Agent Bank, which consent shall not be unreasonably withheld. Upon reasonable determination made by an Indemnified Party that such counsel would have a conflict representing such Indemnified Party and Borrowers, the applicable Indemnified Party shall have the right to employ, at the expense of Borrowers, separate counsel in any such action and to participate in the defense thereof. Borrowers shall not be liable for any settlement of any such action effected without their consent, which consent shall not be unreasonably withheld. In the event that any Person is adjudged by a court of competent jurisdiction not to have been entitled to indemnification under this Section 5.14, it shall repay all amounts with respect to which it has been so adjudged. If and to the extent that the indemnification provisions contained in this Section 5.14 are unenforceable for any reason, the Borrowers hereby agree to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable law. The provisions of this Section 5.14 shall survive the termination of this Credit Agreement and the repayment of the Credit Facility.

                  Section 5.15. INSPECTION OF THE COLLATERAL AND APPRAISAL.

                           a.   Subject to compliance with all applicable
Gaming Laws, at all times during the term of the Credit Facility, Borrowers shall provide or cause to be provided to Banks and any authorized representatives of Banks, accompanied by representatives of Borrowers and coordinated with Agent Bank, the reasonable right of entry and free access to the Hotel/Casino Facilities to inspect same on reasonable prior notice to Borrowers.

                           b.   If at any time any Qualified Appraisal of
the Hotel/Casino Facilities, or any of them, is required to be made by any banking regulatory authority or determined to be necessary by Agent Bank or Requisite Lenders after the occurrence and continuance of an Event of Default, Borrowers agree to pay all fees, costs and expenses incurred by Agent Bank in connection with the preparation of such Qualified Appraisal.

                  Section 5.16. COMPLIANCE WITH OTHER LOAN DOCUMENTS, EXECUTION OF SUBSIDIARY GUARANTIES AND PLEDGE OF RESTRICTED SUBSIDIARY STOCK. Borrowers shall comply with each and every term, condition and agreement contained in the Loan Documents to which they, or any of them, are a party. Borrowers shall notify Agent Bank in writing on or before ten (10) days following the creation thereof, of each Restricted Subsidiary and Unrestricted Subsidiary, together with a description of each New Venture owned or to be acquired by such Restricted Subsidiary or Unrestricted Subsidiary. Borrowers shall further cause each Restricted Subsidiary created or otherwise occurring from time to time following the Closing Date to join in the execution of the Subsidiary Guaranty in favor of Agent Bank and to deliver the original thereof, or a duly executed Certificate of Joinder in the form attached to the Subsidiary Guaranty as Exhibit A, to Agent Bank promptly, but in no event later than thirty (30) days following the creation or other occurrence of such Restricted Subsidiary. Argosy shall execute or cause to be executed a Restricted Subsidiary Security Agreement no later than thirty (30) days following the creation or other occurrence of each Restricted Subsidiary. In the case of a Restricted Subsidiary which is the holder of Gaming Permits, Argosy shall use its best efforts to cause all necessary Governmental Authorities to consent to the delivery of the applicable stock certificates, together with a stock power executed in blank, to Agent Bank as soon as reasonably practical. Argosy shall deliver the applicable stock certificates to Agent Bank promptly following receipt of such approval. In the case of a Restricted Subsidiary that is not the holder of any Gaming Permits, the applicable stock certificates, together with a stock power executed in blank, shall be delivered to Agent Bank concurrently with the execution of the Restricted Subsidiary Security Agreement. In each case, the Restricted Subsidiary Security Agreements and delivery of the applicable stock certificates shall be subject to the Senior Indenture Security Documents and Argosy's obligations thereunder until such Senior Indenture Security Documents have been terminated and released.

                  Section 5.17. SUITS OR ACTIONS AFFECTING BORROWERS. Until
Bank Facility Termination, Borrowers shall promptly advise Agent Bank in writing within ten (10) days of an executive officer of any member of the Borrower Consolidation obtaining actual knowledge of (a) any Significant Litigation, (b) any material labor controversy resulting in or threatening to result in a strike against the Hotel/Casino Facilities, (c) any written proposal by any Governmental Authority to acquire any of the material assets or business of any member of the Borrower Consolidation, and (d) any tax lien contests involving amounts in excess of One Million Dollars ($1,000,000.00).

                  Section 5.18. OCCURRENCE OF SENIOR SUBORDINATED NOTES EFFECTIVE DATE AND REQUIRED PAYMENTS FROM PROCEEDS OF SENIOR SUBORDINATED NOTES. As of the Closing Date, Lenders do hereby consent to the issuance of the Senior Subordinated Notes by Argosy in accordance with and pursuant to the New Indenture, in the form of the Senior Subordinated Notes and New Indenture (in form and content as reviewed and approved by Agent Bank consistent with the requirement contained in the definition of Subordinated Debt), up to the aggregate outstanding amount at any time of Three Hundred Million Dollars ($300,000,000.00). The Senior Subordinated Notes Effective Date shall occur prior to or concurrently with the Closing Date. Concurrently with the Senior Subordinated Notes Effective Date, Borrowers shall cause the First Mortgage Notes Defeasance to occur.

                  Section 5.19. CONSENTS OF AND NOTICE TO GAMING AUTHORITIES. Borrowers shall comply in all material respects with all applicable statutes, rules and regulations requiring reports and disclosures to all applicable Gaming Authorities; provided, however, that disciplinary complaints against any member of the Borrower Consolidation not involving the potential loss of a Gaming Permit shall not be deemed a violation of this Section 5.19.

                  Section 5.20. TRADENAMES, TRADEMARKS AND SERVICEMARKS. Borrowers shall not assign or in any other manner alienate their interest in any material tradenames, trademarks or servicemarks relating or pertaining to the Hotel/Casino Facilities during the term of the Credit Facility, except pursuant to the Security Documentation. Borrowers shall not change their names without first giving written notice to Agent Bank, together with evidence reasonably satisfactory to the Agent Bank that all notices and other documents required to be delivered, recorded or filed in order to perfect and protect the security interest granted by the Borrowers to the Banks in such trademarks, tradenames and servicemarks and the other Collateral have been so delivered, recorded and/or filed.

                  Section 5.21. NOTICE OF HAZARDOUS MATERIALS. Within thirty
(30) days after an executive officer of the Borrowers obtaining actual knowledge thereof, Borrowers shall immediately advise Agent Bank in writing and deliver a copy of (a) any and all enforcement, clean-up, removal or other governmental or regulatory actions expected to cost in excess of One Million Dollars ($1,000,000.00) instituted, completed or threatened pursuant to any applicable federal, state or local laws, ordinances or regulations relating to any Hazardous Materials (as defined in the Environmental Certificate) affecting the Collateral ("Hazardous Materials Laws"); and (b) all claims made or threatened by any third party against Borrowers or the Hotel/Casino Facilities in excess of One Million Dollars ($1,000,000.00) relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (a) and (b) above are hereinafter referred to as "Hazardous Materials Claims").

                  Section 5.22. COMPLIANCE WITH STATUTES, ETC. Argosy will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliance which would not, in the aggregate, reasonably be expected to result in a Material Adverse Change on the business, operations, property, assets, or financial condition of the Borrower Consolidation taken as a whole.

                  Section 5.23. COMPLIANCE WITH ACCESS LAWS.

                           a.   Borrowers agree that Borrowers, the
Hotel/Casino Facilities shall at all times comply in all material respects with the requirements of the Americans with Disabilities Act of 1990; the Fair Housing Amendments Act of 1988; and other federal, state or local laws or ordinances related to disabled access; or any statute, rule, regulation, ordinance, order of Governmental Authorities, or order or decree of any court adopted or enacted with respect thereto, as now existing or hereafter amended or adopted (collectively, the "Access Laws"). At any time (but no more frequently than once annually), Agent Bank may require a certificate of compliance with the Access Laws. Agent Bank may also require a certificate of compliance (but no more frequently than once annually) with the Access Laws from an architect, engineer, or other third party acceptable to Agent Bank.

                           b.   Borrowers agree to give prompt written notice
to Agent Bank of the receipt by Borrowers of any claims of violation of any of the Access Laws and of the commencement of any proceedings or investigations which relate to compliance with any of the Access Laws (except proceedings or investigations which do not involve material claims of violation or non-compliance).

                           c.   Borrowers shall indemnify, defend and hold
harmless Indemnified Parties from and against any and all claims, demands, damages, costs, expenses, losses, liabilities, penalties, fines and other proceedings including, without limitation, reasonable attorneys' fees and expenses arising directly or indirectly from or out of or in any way connected with any failure of the Hotel/Casino Facilities to comply with any of the Access Laws. The obligations and liabilities of Borrowers under this section shall survive Bank Facility Termination, but shall terminate upon any satisfaction, assignment, judicial or nonjudicial foreclosure proceeding, or delivery of a deed in lieu of foreclosure for violations relating to conditions not in existence as of the date of such satisfaction, assignment, judicial or nonjudicial foreclosure proceeding or deed in lieu of foreclosure.

                  Section 5.24. DESIGNATION OF BANK FACILITIES AS DESIGNATED SENIOR DEBT. Concurrently with the occurrence of the Senior Subordinated Notes Effective Date, Argosy shall cause the Bank Facilities to be designated as "Designated Senior Debt" as defined and described in the New Indenture pursuant to an officers' certificate issued by Argosy and delivered to the trustee under the New Indenture, all in accordance with the requirements and procedures set forth in the New Indenture.

                  Section 5.25. PROHIBITION ON PREPAYMENT OR DEFEASANCE OF SUBORDINATED DEBT. Notwithstanding anything contained in the Credit Agreement to the contrary, no member of the Borrower Consolidation shall, except with the prior written consent of the Requisite Lenders, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for, the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, the Senior Subordinated Notes or required pursuant to the terms of any other Subordinated Debt, except for: (a) regularly scheduled payments of principal and interest in respect of such Senior Subordinated Notes required pursuant to the instruments evidencing such Senior Subordinated Notes and the New Indenture or required pursuant to the terms of any other Subordinated Debt, and (b) full payment of the Convertible Notes on or before July 1, 2000.

                  Section 5.26. YEAR 2000 COMPLIANCE. Borrowers shall perform all acts reasonably necessary to ensure that (i) Borrowers and the hotel casino and related businesses conducted by Borrowers at the Hotel/Casino Facilities become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all of Borrowers' material systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all material software, hardware, firmware, equipment, goods or systems of the Borrower Consolidation material to the business operations or financial condition of the Borrower Consolidation, will properly perform date sensitive functions before, during and after the year 2000. Borrowers shall, promptly upon request, provide to Agent Bank such certifications or other evidence of Borrowers' compliance with the terms of this paragraph as Agent Bank or Requisite Lenders may from time to time reasonably require.

                  Section 5.27. ACCELERATION OF MATURITY DATE. In the event Borrowers shall fail to fully pay or cause to be fully paid the Convertible Notes and the Outstanding First Mortgage Notes on or before July 1, 2000, the Maturity Date shall be automatically accelerated to July 1, 2000.

                  Section 5.28. RESTRICTION ON AMENDMENTS TO DEVELOPMENT AGREEMENTS, PARTNERSHIP AGREEMENTS AND BATON ROUGE LEASES. No amendments or modifications shall be made to, nor shall any agreement be made or entered into to amend or modify any Development Agreements, Partnership Agreements or Baton Rouge Leases without the prior written consent of Agent Bank, or if in the opinion of Agent Bank such amendment or modification is material or in any manner adverse to the Borrower Consolidation, or any of them, without the prior written consent of Requisite Lenders, which consent shall not be unreasonably withheld.

                                   ARTICLE VI

                               FINANCIAL COVENANTS

                  From and after the Closing Date, until payment in full of all sums owing hereunder and under the Notes and the occurrence of Bank Facilities Termination, the Borrower Consolidation agrees, as set forth below, to comply or cause compliance, in the case of the Argosy Consolidation, with the following:

                  Section 6.01. TOTAL LEVERAGE RATIO. Commencing as of the first Fiscal Quarter ending subsequent to the Closing Date and continuing as of each Fiscal Quarter end thereafter occurring until Bank Facilities Termination, the Argosy Consolidation shall maintain a Total Leverage Ratio no greater than the ratios described in Table A hereinbelow; provided that in the event of the occurrence of the Lawrenceburg Buyout Effective Date commencing as of the first Fiscal Quarter ending subsequent to the Lawrenceburg Buyout Effective Date and continuing as of each Fiscal Quarter end thereafter occurring until Bank Facilities Termination, the Argosy Consolidation shall maintain a Total Leverage Ratio no greater than the ratios described in Table B hereinbelow, in either case to be calculated as of the end of each Fiscal Quarter in accordance with the following schedule:


              PERIOD                  TABLE A                      TABLE B
------------------------------------------------------------------------------
                                                                   MAXIMUM
                                   MAXIMUM TOTAL                    TOTAL
          FISCAL QUARTER             LEVERAGE                     LEVERAGE
                END                    RATIO                        RATIO
------------------------------------------------------------------------------
As of the Closing Date
through the Fiscal
Quarter ending
December 31, 1999
                                     4.75 to 1.00             4.75 to 1.00
------------------------------------------------------------------------------
As of the Fiscal Quarter
ending March 31, 2000
through the Fiscal
Quarter ending
December 31, 2000
                                     4.50 to 1.00             4.75 to 1.00
------------------------------------------------------------------------------
As of the Fiscal Quarter
ending March 31, 2001
through the Fiscal
Quarter ending
December 31, 2001
                                     4.25 to 1.00             4.50 to 1.00
------------------------------------------------------------------------------
As of the Fiscal Quarter
ending March 31, 2002
through the Fiscal
Quarter ending
December 31, 2002
                                     3.75 to 1.00             4.00 to 1.00
------------------------------------------------------------------------------


              PERIOD                  TABLE A                      TABLE B
------------------------------------------------------------------------------
                                                                   MAXIMUM
                                   MAXIMUM TOTAL                    TOTAL
          FISCAL QUARTER             LEVERAGE                     LEVERAGE
               END                     RATIO                        RATIO
------------------------------------------------------------------------------
As of the Fiscal Quarter
ending March 31, 2003
and as of the end of each
Fiscal Quarter thereafter
occurring until the
occurrence of Bank
Facilities Termination


                                     3.50 to 1.00             3.75 to 1.00
==============================================================================

                  Section 6.02. SENIOR LEVERAGE RATIO. Commencing as of the first Fiscal Quarter ending subsequent to the Closing Date and continuing as of each Fiscal Quarter end until Bank Facilities Termination, the Argosy Consolidation shall maintain a Senior Leverage Ratio no greater than the ratios described in Table A hereinbelow; provided that in the event of the occurrence of the Lawrenceburg Buyout Effective Date commencing as of the first Fiscal Quarter ending subsequent to the Lawrenceburg Buyout Effective Date and continuing as of each Fiscal Quarter end thereafter occurring until Bank Facilities Termination, the Argosy Consolidation shall maintain a Total Leverage Ratio no greater than the ratios described in Table B hereinbelow, in either case to be calculated as of the end of each Fiscal Quarter in accordance with the following schedule:



==============================================================================
              PERIOD                 TABLE A                      TABLE B
------------------------------------------------------------------------------
                                     MAXIMUM                      MAXIMUM
                                     SENIOR                       SENIOR
          FISCAL QUARTER            LEVERAGE                     LEVERAGE
               END                    RATIO                        RATIO
------------------------------------------------------------------------------
As of the Closing Date
through the Fiscal
Quarter ending
December 31, 2000
                                     2.75 to 1.00                 2.95 to 1.00
------------------------------------------------------------------------------


==============================================================================
              PERIOD                 TABLE A                      TABLE B
------------------------------------------------------------------------------
                                     MAXIMUM                      MAXIMUM
                                     SENIOR                       SENIOR
          FISCAL QUARTER            LEVERAGE                     LEVERAGE
               END                    RATIO                        RATIO
------------------------------------------------------------------------------
As of the Fiscal Quarter
ending March 31, 2001
through the Fiscal
Quarter ending
December 31, 2002
                                     2.60 to 1.00             2.75 to 1.00
------------------------------------------------------------------------------
As of the Fiscal Quarter
ending March 31, 2003
and as of the end of each
Fiscal Quarter thereafter
occurring until the
occurrence of Bank
Facilities Termination


                                     2.50 to 1.00             2.50 to 1.00
==============================================================================


                  Section 6.03. FIXED CHARGE COVERAGE RATIO. Commencing as of the first Fiscal Quarter ending subsequent to the Closing Date and continuing as of each Fiscal Quarter end until the occurrence of Bank Facilities Termination, the Argosy Consolidation shall maintain a Fixed Charge Coverage Ratio no less than 1.25 to 1.00; provided that in the event of the occurrence of the Lawrenceburg Buyout Effective Date commencing as of the first Fiscal Quarter ending subsequent to the Lawrenceburg Buyout Effective Date and continuing as of each Fiscal Quarter end thereafter occurring until Bank Facilities Termination, the Argosy Consolidation shall maintain a Fixed Charge Coverage Ratio no less than 1.10 to 1.00.

                  Section 6.04. MINIMUM NET WORTH. The Argosy Consolidation shall maintain as of the end of each Fiscal Quarter following the Closing Date, a Net Worth equal to or greater than the sum of (a) ninety percent (90%) of the Net Worth of the Argosy Consolidation as of the most recent Fiscal Quarter end preceding the Closing Date, plus (b) seventy-five percent (75%) of Net Income of the Argosy Consolidation after taxes realized as of each Fiscal Quarter end occurring on and after the Closing Date (without reduction for any net losses), plus (c) fifty percent (50%) of the proceeds received in Cash or Cash Equivalents (net of reasonable expenses, including, without limitation, underwriting commissions and discounts and legal and accounting costs, if any) from all additional Equity Offerings made after the Closing Date, less (d) financing costs, including, without limitation, premiums, commissions, legal and accounting costs incurred by the Borrower Consolidation in connection with the First Mortgage Notes Defeasance, full payment of the Convertible Notes, the closing of the Credit Agreement and the Bank Facilities (including, without limitation, the Commitment Increases and Term Loans) and the New Indenture and any Subordinated Debt incurred subsequent to the Closing Date, less (e) any adjustments to the book value of AOLI, Jazz and/or CQP relating to the Baton Rouge Casino Facility.

                  Section 6.05. CAPITAL EXPENDITURE REQUIREMENTS.

                           a.   During each Fiscal Year, commencing with
the Fiscal Year commencing January 1, 1999, the Borrower Consolidation shall make or cause to be made, Non-Financed Capital Expenditures to the Argosy Owned Facilities in a minimum aggregate amount equal to or greater than three percent (3%) of Net Gaming Revenues ("Minimum Cap Ex Requirement") derived from the Argosy Owned Facilities by the Borrower Consolidation during the immediately preceding Fiscal Year, but in no event shall Non-Financed Capital Expenditures to the Argosy Owned Facilities during any Fiscal Year exceed a maximum aggregate amount equal to six percent (6%) of Net Gaming Revenues ("Maximum Cap Ex Limit") derived from the Argosy Owned Facilities by the Borrower Consolidation during the immediately preceding Fiscal Year; provided, however, to the extent the Borrower Consolidation spends less than the Maximum Cap Ex Limit during any Fiscal Year, the unused amount may be expended by the Borrower Consolidation for Non-Financed Capital Expenditures to the Argosy Owned Facilities during the next occurring Fiscal Year in addition to the Maximum Cap Ex Limit required during the next occurring Fiscal Year. The amount of any such carryover shall be deemed the first expenditures made during the next such ensuing Fiscal Year.

                           b.   Notwithstanding and in addition to the
provisions set forth in Section 6.05(a) hereinabove, the Borrower
Consolidation may make the Capital Expenditures to the Argosy Owned Facilities which are described on the Schedule of Excluded Capital Expenditures, Schedule 6.05(b), from assets of the Borrower Consolidation and from advances under the Bank Facilities.

                           c.   During each Fiscal Year, commencing with the
Fiscal Year commencing January 1, 1999, the Borrower Consolidation shall cause to be made Non- Financed Capital Expenditures to the Lawrenceburg Casino Facilities in a minimum aggregate amount equal to Five Million Dollars ($5,000,000.00) during each Fiscal Year.

                           d.   Notwithstanding anything contained to the
contrary in this Section 6.05, in no event shall the Borrower Consolidation make any Capital Expenditures except to the extent permitted under the definition of Aggregate Expenditure Availability.

                  Section 6.06. CONTINGENT LIABILITY(IES). Other than with respect to the liability of IGC and TIGC in their respective capacities as the general partners of BOSCLP and IGCLP, respectively, the Borrower Consolidation shall not directly or indirectly incur any Contingent Liability(ies) in excess of the cumulative aggregate principal amount of Ten Million Dollars ($10,000,000.00) at any time outstanding without the prior written consent of Requisite Lenders. In no event shall any Contingent Liabilities be secured by a Lien on any property or assets of any member of the Borrower Consolidation.

                  Section 6.07. INVESTMENT RESTRICTIONS. Other than Investments permitted herein or approved in writing by Requisite Lenders, the Borrower Consolidation shall not make any Investments (whether by way of loan, stock purchase, capital contribution or otherwise) other than the following:

                           a.   Cash and Cash Equivalents;

                           b.   Loans and advances to officers, employees and
directors in the ordinary course of business not exceeding Five Hundred Thousand Dollars ($500,000.00) in the aggregate at any one time;

                           c.   Contribution and/or conveyance of the Baton
Rouge Hotel Property in accordance with the provisions set forth in Section 5.06(c);

                           d.   Investments subsequent to the Closing Date in
BOSCLP, IGCLP or any Unrestricted Subsidiaries at the discretion of Borrowers up to the maximum amount of the then applicable Aggregate Expenditure Availability, in each instance measured by the amount actually invested without adjustment for subsequent increases or decreases in the value of such Investment;

                           e.   Investments in Restricted Subsidiaries and
any member of the Borrower Consolidation, so long as after giving effect to such Investment no Default or Event of Default would result from the making of such Investment;

                           f.   Capital Expenditures for the Hotel/Casino
Facilities, except to the extent restricted by the Aggregate Expenditure Availability, during each Fiscal Year, up to the maximum amounts permitted under Section 6.05;

                           g.   The Lawrenceburg Buyout in accordance with
the requirements of Sections 2.15(b) and 2.15(d) and Article III C; and

                           h.   Investments outside of the Borrower
Consolidation existing as of the Closing Date which are described on the Schedule of Existing Unrestricted Subsidiary Investments, Schedule 6.07(h) affixed hereto.

                  Section 6.08. TOTAL LIENS. The Borrower Consolidation shall not directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any of their respective assets or any of the Collateral, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any of the Collateral under the Uniform Commercial Code of any State or under any similar recording or notice statute, except:

                           a.   Permitted Encumbrances;

                           b.   The Senior Indenture Security Documents
until October 1, 2000;

                           c.   Liens granted or permitted pursuant to the
Security Documentation, which secure obligations of the Borrower Consolidation under the Loan Documents and Secured Interest Rate Hedges;

                           d.   Liens on the FF&E and other goods securing
Indebtedness to finance the purchase price thereof; PROVIDED that (i) such Liens shall extend only to the other goods and FF&E so financed and the proceeds thereof, and (ii) such Liens shall not secure an outstanding principal amount of Indebtedness in excess of Fifteen Million Dollars ($15,000,000.00) in the aggregate at any time; and

                           e.   The Liens set forth on the Schedule of
Liens marked "Schedule 6.09" attached hereto.

                  Section 6.09. LIMITATION ON INDEBTEDNESS. The Borrower Consolidation (and the Argosy Consolidation where specifically indicated below) will not incur any Indebtedness, except as specifically permitted hereinbelow:

                           a.   Interest Rate Hedges up to the maximum
aggregate notional principal amount of One Hundred Fifty Million Dollars ($150,000,000.00) at any time outstanding; provided that upon the occurrence of the Level Two Commitment Increase Effective Date, Interest Rate Hedges may be incurred up to the maximum notational principal amount of Two Hundred Fifty Million Dollars ($250,000,000.00) at any time outstanding;

                           b.   With respect to the Argosy Consolidation,
Secured Indebtedness of the type permitted under Section 6.08(d) and Capital Lease Liabilities, up to a maximum cumulative aggregate principal amount at any time outstanding equal to Fifteen Million Dollars ($15,000,000.00);

                           c.   Unsecured Indebtedness up to the maximum
cumulative aggregate principal amount of Five Million Dollars ($5,000,000.00) at any time outstanding;

                           d.   The Indebtedness evidenced by the New
Indenture and Senior Subordinated Notes;

                           e.   Subordinated Debt incurred subsequent to
the Closing Date, provided that one hundred percent (100%) of the principal amount of such Subordinated Debt (unless otherwise agreed in writing by Requisite Lenders), not otherwise applied to repay, retire, redeem, defease or otherwise acquire other Subordinated Debt, in excess of the sum of (x) the aggregate amount of the proceeds of such Subordinated Debt used to fund, directly or indirectly, the costs of the Lawrenceburg Buyout plus (y) all costs, fees and expenses (including without limitation underwriting, placement, financial advisory and similar fees and expenses) incurred in connection with the placement or incurrence of such Subordinated Debt plus (z) all premium and interest paid with respect to Indebtedness refinanced, retired, defeased, replaced or repaid with the proceeds of such Subordinated Debt, shall be used by the Borrower Consolidation to make a Voluntary Permanent Reduction promptly following the incurrence of such Subordinated Debt;

                           f.   The Indebtedness evidenced by the Bank
Facilities;

                           g.   The Indebtedness evidenced by the
Outstanding First Mortgage Notes until July 1, 2000;

                           h.   Indebtedness evidenced by the Convertible
Notes until July 1, 2000;

                           i.   Indebtedness between members of the
Borrower Consolidation;

                           j.   Indebtedness constituting Investments
permitted under Section 6.08; and

                           k.   Indebtedness constituting Contingent
Liabilities permitted to be incurred under Section 6.07.

                  Section 6.10. MINIMUM SUBORDINATED DEBT. The Borrower Consolidation shall maintain at all times commencing on the Closing Date and continuing until the occurrence of Bank Facilities Termination, Subordinated Debt in an aggregate principal amount no less than One Hundred Fifty Million Dollars ($150,000,000.00).

                  Section 6.11. RESTRICTION ON DISTRIBUTIONS AND ARGOSY
DIVIDENDS.

                           a.   No member of the Borrower Consolidation
shall make any Distributions, other than to other members of the Borrower Consolidation, during any period in which a Default or Event of Default has occurred and remains continuing.

                           b.   No member of the Borrower Consolidation
shall make any Argosy Dividends (other than Share Repurchases to the extent hereinafter permitted) without the prior written consent of the Requisite Lenders.

                           c.   Share Repurchases may be made by Argosy to
its shareholders so long as: (i) eight (8) full Fiscal Quarters shall have elapsed following the Closing Date; (ii) at the time of the declaration and of the payment of such Share Repurchases, the Senior Leverage Ratio of the Argosy Consolidation as of the most recently ended Fiscal Quarter is no greater than
1.5 to 1.0, calculated on a pro forma basis based on the assumption that the Share Repurchases had occurred during the most recently ended Fiscal Quarter;
(iii) such Share Repurchases do not exceed the amount of the lesser of: (x) Ten Million Dollars ($10,000,000.00) in the aggregate during any consecutive twelve
(12) month period, or (y) Twenty-Five Million Dollars ($25,000,000.00) in maximum cumulative aggregate amount during the life of the Bank Facilities; (iv) the payment of such Share Repurchases does not constitute a Default or Event of Default; and (v) such Share Repurchases are permitted to be made under the terms of the New Indenture.

                           d.   In no event shall the aggregate of
Distributions made during any Fiscal Year exceed the Net Income of the Borrower Consolidation for the most recently ended Fiscal Year.

                  Section 6.12. NO CHANGE OF CONTROL. Until the occurrence of Bank Facility Termination, no Change of Control shall occur.

                  Section 6.13. CONSOLIDATION, MERGER, SALE OF ASSETS, ETC.

                           a.   Other than as approved in writing by
Requisite Lenders, no member of the Borrower Consolidation shall wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation (except a merger or consolidation with another entity within the Borrower Consolidation), or convey, sell, lease or otherwise dispose of (or make an agreement to do any of the foregoing at any time prior to Bank Facility Termination) all or any material part of its respective property or assets (except to another entity within the Borrower Consolidation), except that the following shall be permitted: (i) the Borrowers may make sales of inventory and other assets in the ordinary course of business, (ii) so long as no Default or Event of Default shall have occurred and remains continuing the Borrowers may, in the ordinary course of business, sell equipment and FF&E as provided in
Section 5.01, and (iii) so long as no Default or Event of Default shall have occurred and remains continuing, Argosy may sell any Unrestricted Subsidiary or New Venture Investment (or all or a portion of its Investment therein) in exchange for its fair value;

                           b.   Notwithstanding the foregoing, however, in
the event the New Indenture or provisions of any Subordinated Debt requires an amount calculated by reference to proceeds realized by the Borrower Consolidation from the sale of FF&E, any Unrestricted Subsidiary or New Venture Investment or any other property or assets to be paid to or for the benefit of the holders of Senior Subordinated Notes or the Subordinated Debt, as the case may be, if not paid to the Lenders under the Credit Facility or for redemption of Subordinated Debt as a result thereof, such Net Proceeds shall be paid to Agent Bank for the account of the Lenders under the Credit Facility as a Voluntary Permanent Reduction and not to the holders of such Subordinated Debt unless otherwise agreed in writing by the Requisite Lenders;

                           c.   In the event of the Lawrenceburg Sale: (i) Net
Proceeds shall be promptly applied by the Borrower Consolidation to the Credit Facility as a Voluntary Permanent Reduction, and (ii) the Borrower Consolidation shall immediately cause Bank Facilities Termination to occur unless (x) the EBITDA attributable to the Lawrenceburg Casino Facilities (after accounting for the Minority Interest Percentage applicable thereto) for the most recently ended four (4) consecutive Fiscal Quarter period is less than thirty-three and one-third percent (33-1/3%) of the EBITDA of the Argosy Consolidation at the time of such Lawrenceburg Sale for such period and (y) after giving pro forma effect to such Lawrenceburg Sale, no Default or Event of Default will occur.

                  Section 6.14. TRANSACTIONS WITH AFFILIATES. Other than: (i) between and amongst the Borrower Consolidation, or (ii) in connection with Investments in a New Venture and/or New Venture Subsidiaries, no transactions shall be made by the Borrower Consolidation with Affiliates or Unrestricted Subsidiaries of the Borrower Consolidation other than arms length transactions for fair market value.

                  Section 6.15. NO TRANSFER OF OWNERSHIP. Argosy shall not transfer or hypothecate its ownership interests in any direct or indirect Subsidiary which is a member of the Borrower Consolidation or any Restricted Subsidiary except in connection with the Security Documentation; provided, however, Borrowers shall have the right to sell any Unrestricted Subsidiary or New Venture Investment (or all or a portion of its Investment therein) in exchange for its fair value.

                  Section 6.16. ERISA.  Borrowers shall:

                           a.   Not permit at any time any Pension Plan
which is maintained by such Borrower, and use its best efforts not to permit any Pension Plan with respect to which such Borrower is obligated to contribute on behalf of its perspective employees, to:

                                     (i) engage in any nonexempt "prohibited
                  transaction", as such term is defined in Section 4975 of the Code, which may reasonably be expected to result in material liability of such Borrower to the Pension Plan or the Pension Benefit Guaranty Corporation,

                                     (ii) incur any material "accumulated
                  funding deficiency", as that term is defined in Section 302 of ERISA, which may reasonably be expected to result in material liability of such Borrower to the Pension Plan or the Pension Benefit Guaranty Corporation.

                           b.   Upon such Borrower becoming aware thereof,
promptly notify the Agent Bank of the occurrence of any "reportable event" (as defined in Section 4043 of ERISA) or of any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code) with respect to any Pension Plan which is maintained by such Borrower or to which such Borrower is obligated to contribute on behalf of its employees or any trust created thereunder.

                           c.   Not, at any time, permit any Pension Plan
which is maintained by such Borrower to fail to comply with ERISA or other applicable laws that would result in a Material Adverse Change.

                  Section 6.17. MARGIN REGULATIONS. No part of the proceeds of the Credit Facility, Swingline Facility or L/C Facility will be used by Borrowers, or any of them, in violation of or inconsistent with the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

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

                  Section 6.18. LIMITATION ON ADDITIONAL SUBSIDIARIES. No Subsidiary of Argosy which is a member of the Borrower Consolidation shall create any additional Subsidiaries without the prior written consent of Requisite Lenders.

                  Section 6.19. LIMITATION ON CONSOLIDATED TAX LIABILITY. No member of the Borrower Consolidation shall be liable for federal income taxes relating to the taxable income of any Subsidiary or Affiliate of Argosy which is not a member of the Borrower Consolidation, or any of them, in excess of the amount of federal income taxes it would pay if reporting as a separate entity, unless such member of the Borrower Consolidation is fully reimbursed by such Subsidiary or Affiliate of Argosy on or before the payment of such taxes.

                  Section 6.20. CHANGE IN ACCOUNTING PRINCIPLES. Except as otherwise provided herein, if any changes in accounting principles from those used in the preparation of the most recent financial statements delivered to Agent Bank pursuant to the terms hereof are hereinafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) and are adopted by the Borrowers with the agreement of their independent certified public accountants and such changes result in a change in the method of calculation of any of the financial covenants, standards or terms found herein, the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating the financial condition of Borrowers shall be the same after such changes as if such changes had not been made; provided, however, that no change in GAAP that would affect the method of calculation of any of the financial covenants, standards or terms shall be given effect in such calculations until such provisions are amended, in a manner reasonably satisfactory to Agent Bank and Requisite Lenders, to so reflect such change in accounting principles.

                                   ARTICLE VII

                                EVENTS OF DEFAULT

                  Section 7.01. EVENTS OF DEFAULT. Any of the following events and the passage of any applicable notice and cure periods shall constitute an Event of Default hereunder:

                           a.   Any representation or warranty made by
Borrowers pursuant to or in connection with this Credit Agreement, the Notes, the Environmental Certificate, or any other Loan Document or in any report, certificate, financial statement or other writing furnished by Borrowers in connection herewith, shall prove to be false, incorrect or misleading in any materially adverse aspect as of the date when made.

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

                           b.   Borrowers shall have defaulted in the
payment of any interest on the Revolving Credit Note or Swingline Note for a period of five (5) days from the date such payment is due or shall have defaulted in the payment of any principal on the Revolving Credit Note when due;

                           c.   An event of default, a defined thereunder,
shall occur under any of the Security Documentation or any of the Security Documentation or any provision thereof shall cease to be in full force and effect in any material respect or shall cease to give the Agent Bank in any material respect the liens, rights, powers and privileges purported to be created thereby or the Borrowers shall default in the due performance or observance of any term, covenant or agreement on their part to be performed or observed pursuant to the Security Documentation for a period beyond any applicable grace period therein defined;

                           d.   Borrowers shall have defaulted in the
payment of any fees required to be paid under the Fee Side Letter, Commitment Fees, expenses, indemnities or any other amount owing under any Loan Document for a period of five (5) days after written notice thereof to Borrowers from Agent Bank;

                           e.   Borrowers or any Restricted Subsidiary
shall fail duly and punctually to perform or comply with: (i) any term, covenant, condition or promise contained in Sections 5.11, 5.24, 5.25, 5.27, 6.01, 6.02, 6.03, 6.04, 6.05, 6.06, 6.07, 6.08, 6.09, 6.10, 6.11, 6.12, 6.13,
6.15 or 6.17, or (ii) any other term, covenant, condition or promise contained in this Credit Agreement, the Notes, the Mortgages or any other Loan Document and, in the case of any term, covenant, condition or promise covered by this clause (ii), such failure shall continue thirty (30) days after written notice thereof is delivered to Borrowers by Agent Bank (or such shorter period following such notice as may be specified in any other Loan Document);

                           f.   Borrowers, or any of them, or IGCLP, or
any Restricted Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to it or its debts under the Bankruptcy Code or any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, for all or substantially all of its property, or shall consent to any such relief or to the appointment or taking possession by any such official in any involuntary case or other proceeding against it;

                           g.   An involuntary case or other proceeding
shall be commenced against Borrowers, or any of them, or IGCLP, or any Restricted Subsidiary seeking liquidation, reorganization or other relief with respect to itself or its debts under the Bankruptcy Code or any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, for all or substantially all of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety (90) days;

                           h.   Borrowers or any of them, or IGCLP, or any
Restricted Subsidiary makes an assignment of all or substantially all of their assets for the benefit of its creditors;

                           i.   Borrowers default, beyond any applicable
grace period, under the terms of the New Indenture or the terms of any Subordinated Debt or Pari Passu Notes if the effect thereof is to permit the acceleration or require prepayment, purchase or redemption thereof by the holders thereof or Borrowers shall fail to make any payment when due (whether by scheduled maturity, required prepayment, offer to purchase, redemption, acceleration, demand or otherwise, in each case beyond the grace period provided with respect to such Indebtedness) on any Indebtedness (other than any Indebtedness under this Credit Agreement), if the aggregate amount of such Indebtedness is Five Million Dollars ($5,000,000.00), or more, or any breach, default or event of default shall occur, or any other event shall occur or condition shall exist, under any instrument, agreement or indenture pertaining thereto if the effect thereof is to accelerate the maturity of any such Indebtedness or require prepayment, purchase or redemption thereof or permit the holders thereof to accelerate or require prepayment, purchase or redemption thereof; or any such Indebtedness shall be declared to be due and payable or shall be required to be prepaid, purchased or redeemed (other than by a regularly scheduled required prepayment purchase or redemption) prior to the stated maturity thereof; or the holder of any Lien in any amount, shall commence foreclosure of such Lien upon property of Borrowers having a value in excess of Five Million Dollars ($5,000,000.00) and such foreclosure shall continue against such property to a date less than thirty (30) days prior to the date set for the occurrence of the foreclosure sale;

                           j.   The occurrence of any event of default,
beyond any applicable grace period, under the terms of any agreement with any Lender in connection with a Secured Interest Rate Hedge relating to the Credit Facility;

                           k.   The occurrence of any Reportable Event
which Agent Bank reasonably determines in good faith constitutes proper grounds for, and could reasonably be expected to result in, the termination of any employee pension benefit plan or pension plan of Borrowers covered by ERISA by the Pension Benefit Guaranty Corporation or for the appointment by an appropriate United States District Court of a trustee to administer any such plan, should occur and should continue for thirty (30) days after written notice of such determination shall have been given to Borrowers by Agent Bank;

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

                           l.   Any money judgment, writ or warrant of
attachment or similar process involving (i) in any individual case an amount in excess of Five Million Dollars ($5,000,000.00) or (ii) in the aggregate at any time an amount in excess of Ten Million Dollars ($10,000,000.00) (in either case not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against any Borrower or any of their respective assets and shall remain unpaid, undischarged, unvacated, unbonded or unstayed for a period of sixty (60) days (or in any event later than five (5) days prior to the date of any proposed sale thereunder);

                           m.   The loss, revocation, non-renewal or
suspension (for a period in excess of ten (10) consecutive calendar days) of the Gaming Permits issued by the applicable Gaming Authorities for any of the Hotel/Casino Facilities as a result of action or inaction by such applicable Gaming Authorities, or any of them, or the failure of Borrowers to maintain gaming activities at any of the Hotel/Casino Facilities, other than on account of force majeure or periodic drydocking in compliance with USCG requirements, at least to the same general extent as is presently conducted thereon for a period in excess of thirty (30) consecutive days;

                           n.   Any order, judgment or decree shall be
entered against any Borrower decreeing its involuntary dissolution or split up and such order shall remain undischarged and unstayed for a period in excess of sixty (60) days;

                           o.   Argosy sells, transfers, assigns,
hypothecates or otherwise alienates its interest in all or any portion of the common voting stock of any Subsidiary which is a member of the Borrower Consolidation, other than in connection with a Restricted Subsidiary Security Agreement in favor of Agent Bank or sells its interest in the Lawrenceburg Casino Facilities except on the terms and subject to the conditions herein contained in Section 6.13(c) in connection with the Lawrenceburg Sale;

                           p.   The occurrence of any Change in Control;

                           q.   AGC shall fail to perform for a period in
excess of thirty (30) consecutive days any material obligation which it may have under the Alton Development Agreement;

                           r.   The occurrence of a Material Adverse Change
with respect to the Borrower Consolidation taken as a whole;

                           s.   Any Subsidiary Guaranty shall cease to be
in full force or effect in any material respect, or any Subsidiary Guarantor shall deny or disaffirm such Subsidiary Guarantor's obligations under the Subsidiary Guaranty, or such Subsidiary

Guarantor shall default for a period of thirty (30) days after notice thereof from Agent Bank in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Subsidiary Guaranty.

                  Section 7.02. DEFAULT REMEDIES. Upon the occurrence of any Event of Default, Agent Bank may and, upon the consent of Requisite Lenders shall declare the unpaid balance of the Notes, together with the interest thereon, to be fully due and payable, and, in addition, the applicable Banks, as set forth below, may, at their option, or shall, as indicated below, exercise any or all of the following remedies:

                           a.   Agent Bank may, upon the consent of
Requisite Lenders, or at the direction of the Requisite Lenders shall terminate the obligation of Lenders to make any advances for Borrowings and/or declare all or part of the outstanding unpaid Indebtedness hereunder and under the Revolving Credit Note and other Loan Documents together with all accrued interest thereon immediately due and payable without presentation, demand, protest or notice of any kind. This remedy will be deemed to have been automatically exercised on the occurrence of any event set out in Sections 7.01(f), (g) or (h).

                           b.   The Swingline Lender shall, upon receipt of
written notice of the occurrence of an Event of Default, terminate its obligation to make any advances under the Swingline Facility and may declare all outstanding unpaid Indebtedness hereunder and under the Swingline Note, together with all accrued interest thereon immediately due and payable without presentation, demand, protest or notice of any kind. This remedy will be deemed to have been automatically exercised on the occurrence of any event set out in Sections 7.01(f), (g) or (h).

                           c.   The L/C Issuer shall, upon receipt of
written notice of the occurrence of an Event of Default, terminate its obligation to issue Letters of Credit and/or any Letter of Credit which may be terminated in accordance with its terms. This remedy will be deemed to have been automatically exercised on the occurrence of any event set out in Sections 7.01(f), (g) or (h).

                           d.   Agent Bank and/or L/C Issuer may, or at the
direction of the Requisite Lenders will, direct the Borrowers to pay (and each of the Borrowers hereby jointly and severally agree upon receipt of such notice to pay) to the L/C Issuer an amount in Cash equal to the then outstanding L/C Exposure, such Cash to be held by L/C Issuer in the Cash Collateral Account as security for the repayment of all L/C Reimbursement Obligations thereafter occurring.

                           e.   The Banks and/or Agent Bank may exercise
any and all remedies available to Banks or Agent Bank under the Loan Documents.

                           f.   The Banks and/or Agent Bank may exercise
any other remedies available to Banks or Agent Bank at law or in equity, including requesting the appointment of a receiver to perform any acts required of Borrowers, or any of them, under this Credit Agreement.

                  Agent Bank on behalf of Lenders may exercise one or more of Lenders' remedies simultaneously and all its remedies are nonexclusive and cumulative. Lenders shall not be required to pursue or exhaust any Collateral or remedy before pursuing any other Collateral or remedy. Lenders' failure to exercise any remedy for a particular default shall not be deemed a waiver of
(i) such remedy, nor their rights to exercise any other remedy for that default, nor (ii) their right to exercise that remedy for any subsequent default.

                  Section 7.03. APPLICATION OF PROCEEDS. All payments and proceeds received and all amounts held or realized from the sale or other disposition of all or any part of the Collateral, which are to be applied hereunder towards satisfaction of Borrowers' obligations under this Credit Agreement, shall be applied in the following order of priority:

                           a.   First, to the payment of all reasonable
fees, costs and expenses (including reasonable attorney's fees and expenses) incurred by Agent Bank and Banks, their agents or representatives in connection with the realization upon any of the Collateral;

                           b.   Next, to the payment in full of any other
amounts due under this Credit Agreement, the Security Documentation, or any other Loan Documents (other than the Notes and any liability under the Secured Interest Rate Hedges);

                           c.   Next, to the balance of interest remaining
unpaid on the Notes;

                           d.   Next, to the balance of principal remaining
unpaid on the Notes and any liability under the Secured Interest Rate Hedges on a pari passu basis;

                           e.   Next, the balance, if any, of such payments
or proceeds to whomever may be legally entitled thereto.

                  Section 7.04. NOTICES. In order to entitle Agent Bank and/or Banks to exercise any remedy available hereunder, it shall not be necessary for Agent Bank and/or Banks to give any notice, other than such notice as may be required expressly herein.

                  Section 7.05. AGREEMENT TO PAY ATTORNEY'S FEES AND EXPENSES. Upon the occurrence of an Event of Default, as a result of which Agent Bank and/or Banks shall
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

require and employ attorneys or incur other expenses for the collection of payments due or to become due or the enforcement or performance or observance of any obligation or agreement on the part of Borrowers contained herein, Borrowers shall, on demand, pay to Agent Bank and Banks the actual and reasonable fees of such attorneys (including actual and reasonable allocated costs of in-house legal counsel) and such other reasonable expenses so incurred by Agent Bank and Banks.

                  Section 7.06. NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER. In the event any agreement contained in this Credit Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

                  Section 7.07. LICENSING OF AGENT BANK AND LENDERS. In the event of the occurrence of an Event of Default hereunder or under any of the Loan Documents and it shall become necessary, or in the opinion of Requisite Lenders advisable, for an agent, supervisor, receiver or other representative of Agent Bank and Banks to become licensed under the provisions of the laws of any applicable jurisdiction, or rules and regulations adopted pursuant thereto, as a condition to receiving the benefit of any Collateral encumbered by the Security Documentation or other Loan Documents for the benefit of Lenders or otherwise to enforce their rights hereunder, Borrowers do hereby give their consent to the granting of such license or licenses and agree to execute such further documents as may be required in connection with the evidencing of such consent.

                  Section 7.08. EXERCISE OF RIGHTS SUBJECT TO APPLICABLE LAW. All rights, remedies and powers provided by this Article VII may be exercised only to the extent that the exercise thereof does not violate any applicable provision of the laws of any Governmental Authority and all of the provisions of this Article VII are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they will not render this Credit Agreement invalid, unenforceable or not entitled to be recorded or filed under the provisions of any applicable law.

                  Section 7.09. DISCONTINUANCE OF PROCEEDINGS. In case Agent Bank and/or Banks shall have proceeded to enforce any right, power or remedy under this Credit Agreement, the Notes, the Security Documentation or any other Loan Document by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to Banks, then and in every such case Borrowers, Agent Bank and/or Banks shall be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of Agent Bank and Banks shall continue as if such proceedings had not been taken, subject to any binding rule by the applicable court or other tribunal in any such proceeding.

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

                                  ARTICLE VIII

                      DAMAGE, DESTRUCTION AND CONDEMNATION

                  Section 8.01. NO ABATEMENT OF PAYMENTS. If all or any part of the Collateral shall be materially damaged or destroyed, or if title to or the temporary use of the whole or any part of any of the Collateral shall be taken or condemned by a competent authority for any public use or purpose or by exercise of the power of eminent domain, there shall be no abatement or reduction in the amounts payable by Borrowers hereunder or under the Notes, and Borrowers shall continue to be obligated to make such payments.

                  Section 8.02. DISTRIBUTION OF CAPITAL PROCEEDS UPON OCCURRENCE OF FIRE, CASUALTY, OTHER PERILS OR CONDEMNATION. All monies received from insurance policies under Section 5.09(a) and (b), including flood and earthquake, covering any of the Collateral or from condemnation or similar actions in regard to said Collateral, shall be paid directly to Agent Bank. In the event the amount paid to Agent Bank is equal to or less than Ten Million Dollars ($10,000,000.00), such amount shall be paid to Borrowers, unless a Default in the payment of any principal or interest owing under the terms of the Bank Facilities or an Event of Default shall have occurred hereunder and is continuing. In the event the amount paid to Agent Bank is greater than Ten Million Dollars ($10,000,000.00), then, unless a Default or Event of Default has occurred hereunder and is then continuing, the entire amount so collected or so much thereof as may be required (any excess to be returned to Borrowers) to repair or replace the destroyed or condemned property, shall, subject to the conditions set forth below, be released to Borrowers for repair or replacement of the property destroyed or condemned or to reimburse Borrowers for the costs of such repair or replacement incurred prior to the date of such release. If a Default or Event of Default has occurred hereunder and is then continuing such amount may, at the option of Requisite Lenders, be applied to pay the outstanding balance of the Credit Facility. In the event the amount so collected is applied to pay or reduce the outstanding balance of the Credit Facility, the amount received by Agent Bank shall be applied in the priority set forth in
Section 7.03. In the event Banks are required to release all or a portion of the collected funds to Borrower for such repair or re placement of the property destroyed or condemned, such release of funds shall be made in accordance with the following terms and conditions:

                           a.   The repairs, replacements and rebuilding
shall be made in accordance with plans and specifications to be reasonably approved by Requisite Lenders and in accordance with all applicable laws, ordinances, rules, regulations and requirements of Governmental Authorities;

                           b.   Borrowers shall provide Agent Bank with a
reasonable detailed estimate of the costs of such repairs or restorations;

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

                           c.   Borrowers shall satisfy the Requisite
Lenders that after the reconstruction is completed, the value of the Collateral will not be materially less than the value of the Collateral immediately prior to the damage, destruction, condemnation or taking;

                           d.   In the Requisite Lenders' sole reasonable
opinion, any undisbursed portion of the Available Borrowings contemplated hereunder, after deposit of such proceeds, is sufficient to pay all costs of reconstruction of the Hotel/Casino Facilities or other Collateral; or if the undisbursed portion of such Credit Facility is not sufficient, Borrowers deposit additional funds with the Agent Bank or raise additional equity capital, sufficient to pay such additional costs of reconstructing the Collateral;

                           e.   Borrowers have delivered to the Agent Bank
a construction contract for the work of reconstruction in form and content, including insurance requirements, acceptable to the Requisite Lenders with a contractor reasonably acceptable to the Requisite Lenders;

                           f.   The Requisite Lenders in their reasonable
discretion have determined that after the work of reconstruction is completed, the Hotel/Casino Facilities will produce income sufficient to pay all costs of operations and maintenance of the Hotel/Casino Facilities with a reasonable reserve for repairs, and service all Indebtedness secured by the Security Documentation;

                           g.   No Default in the payment of any principal
or interest owing under the terms of the Bank Facilities, and no Event of Default, has occurred and is continuing;

                           h.   Borrowers have deposited with the Agent
Bank that amount reasonably determined by the Requisite Lenders (taking into consideration the amount of Credit Facility funds available for such purpose, and the amount of proceeds, if any, of insurance policies covering property damage and business interruption in connection with the Hotel/Casino Facilities accruing and immediately forthcoming to the Agent Bank) to be sufficient to service the Indebtedness secured hereby during the period of reconstruction, as reasonably estimated by the Requisite Lenders;

                           i.   Before commencing any such work, Borrowers
shall, at their own cost and expense, furnish Agent Bank with appropriate endorsements, if needed, to the "All Risk" insurance policy which Borrowers are then presently maintaining to cover all of the risks during the course of such work; and

                           j.   Such work shall be commenced by Borrowers
within one hundred twenty (120) days after (i) settlement shall have been made with the insurance companies, and (ii) all the necessary governmental approvals shall have been obtained, and such work shall be completed within a reasonable time, free and clear of all liens and encumbrances other than Permitted Encumbrances.


                                   ARTICLE IX

                                AGENCY PROVISIONS

                  Section 9.01. APPOINTMENT.

                           a.   Each Lender hereby (i) designates and
appoints WFB as the Agent Bank of such Lender under this Credit Agreement and the Loan Documents, (ii) authorizes and directs Agent Bank to enter into the Loan Documents other than this Credit Agreement and to act as the collateral and administrative agent for the benefit of Lenders, and (iii) authorizes Agent Bank to take such action on its behalf under the provisions of this Credit Agreement and the Loan Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonably incidental thereto, including, without limitation execution and filing of a Corporate Securities and Finance Compliance Affidavit with the Missouri Gaming Commission pursuant to 11 CSR 45-10.040 and other regulatory requirements of any Gaming Authority consistent with the intents and purposes of this Credit Agreement, subject to the limitations referred to in Sections 9.10(a) and 9.10(b). Agent Bank agrees to act as such on the express conditions contained in this Article IX.

                           b.   The provisions of this Article IX are
solely for the benefit of Agent Bank and Lenders, and Borrowers shall not have any rights to rely on or enforce any of the provisions hereof (other than as set forth in the provisions of Sections 9.03, 9.09 and 9.10), provided, however, that the foregoing shall in no way limit Borrowers' obligations under this
Article IX. In performing its functions and duties under this Credit Agreement, Agent Bank shall act solely as Agent Bank of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Borrowers or any other Person.

                  Section 9.02. NATURE OF DUTIES. Agent Bank shall not have any duties or responsibilities except those expressly set forth in this Credit Agreement or in the Loan Documents. The duties of Agent Bank shall be administrative in nature. Subject to the provisions of Sections 9.05 and 9.07, Agent Bank shall administer the Bank Facilities in the same manner as it administers its own loans. Promptly following the effectiveness of this Credit Agreement, Agent Bank shall send to each Lender a duplicate executed original, to the extent the same are available in sufficient numbers, of the Credit Agreement and a copy of each other Loan Document in favor of Lenders and a copy of the filed or recorded Security Documentation, with the originals of the latter to be held and retained by Agent Bank for the benefit of all Lenders. Agent Bank shall not have by reason of this Credit Agreement a fiduciary relationship in respect of any Lender. Nothing in this Credit Agreement or any of the Loan Documents, expressed or implied, is intended or shall be construed to impose upon Agent Bank any obligation in respect of this Credit Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Borrowers and the Collateral in connection with the making and the continuance of the Bank Facilities hereunder and shall make its own appraisal of the creditworthiness of the Borrowers and the Collateral, and, except as specifically provided herein, Agent Bank shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the Closing Date or at any time or times thereafter.

                  Section 9.03. DISBURSEMENT OF BORROWINGS.

                           a.   Not later than the same Banking Business
Day with respect to Base Rate Loans and the next Banking Business Day with respect to LIBOR Loans, in each case following receipt of a Notice of Borrowing, Agent Bank shall send a copy thereof by facsimile to each Lender and shall otherwise notify each Lender of the proposed Borrowing and the Funding Date. Each Lender shall make available to Agent Bank (or the funding bank or entity designated by Agent Bank), the amount of such Lender's Pro Rata Share of such Borrowing in immediately available funds not later than the times designated in
Section 9.03(b). Unless Agent Bank shall have been notified by any Lender not later than the close of business (San Francisco time) on the Banking Business Day immediately preceding the Funding Date in respect of any Borrowing that such Lender does not intend to make available to Agent Bank such Lender's Pro Rata Share of such Borrowing, Agent Bank may assume that such Lender shall make such amount available to Agent Bank. If any Lender does not notify Agent Bank of its intention not to make available its Pro Rata Share of such Borrowing as described above, but does not for any reason make available to Agent Bank such Lender's Pro Rata Share of such Borrowing, such Lender shall pay to Agent Bank forthwith on demand such amount, together with interest thereon at the Federal Funds Rate. In any case where a Lender does not for any reason make available to Agent Bank such Lender's Pro Rata Share of such Borrowing, Agent Bank, in its sole discretion, may, but shall not be obligated to, fund to Borrowers such Lender's Pro Rata Share of such Borrowing. If Agent Bank funds to Borrowers such Lender's Pro Rata Share of such Borrowing and if such Lender subsequently pays to Agent Bank such corresponding amount, such amount so paid shall constitute such Lender's Pro Rata Share of such Borrowing. Nothing in this

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Section 9.03(a) shall alter the respective rights and obligations of the parties hereunder in respect of a Defaulting Lender or a Non-Pro Rata
Borrowing.

                           b.   Requests by Agent Bank for funding by Lenders
of Borrowings will be made by telecopy. Each Lender shall make the amount of its Pro Rata Share of such Borrowing available to Agent Bank in Dollars and in immediately available funds, to such bank and account, in San Francisco, California as Agent Bank may designate, not later than 9:00 A.M. (San Francisco time) on the Funding Date designated in the Notice of Borrowing with respect to such Borrowing, but in no event later than one Banking Business Day notice with respect to Bank Rate Loans and two (2) Banking Business Days notice with respect to LIBOR Loans, in each case following Lender's receipt of the applicable Notice of Borrowing.

                           c.   Nothing in this Section 9.03 shall be
deemed to relieve any Lender of its obligation hereunder to make its Pro Rata Share of Borrowings on any Funding Date, nor shall any Lender be responsible for the failure of any other Lender to perform its obligations to advance its Pro Rata Share of any Borrowing hereunder, and the Pro Rata Share of the Aggregate Commitment of any Lender shall not be increased or decreased as a result of the failure by any other Lender to perform its obligation to advance its Pro Rata Share of any Borrowing.

                  Section 9.04. DISTRIBUTION AND APPORTIONMENT OF PAYMENTS.

                           a.   Subject to Section 9.04(b), payments
actually received by Agent Bank for the account of Lenders shall be paid to them promptly after receipt thereof by Agent Bank, but in any event within one (1) Banking Business Day, provided that Agent Bank shall pay to Lenders interest thereon, at the Federal Funds Rate from the Banking Business Day following receipt of such funds by Agent Bank until such funds are paid in immediately available funds to Lenders. Subject to Section 9.04(b), all payments of principal and interest in respect of Aggregate Outstandings, all payments of the fees described in this Credit Agreement, and all payments in respect of any other Obligations shall be allocated among such Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein. Agent Bank shall promptly distribute, but in any event within one (1) Banking Business Day, to each Lender at its primary address set forth on the appropriate signature page hereof or on the applicable Assumption and Consent Agreement or Assignment and Assumption Agreement, or at such other address as a Lender may request in writing, such funds as it may be entitled to receive, provided that Agent Bank shall in any event not be bound to inquire into or determine the validity, scope or priority of any interest or entitlement of any Lender and may suspend all payments and seek appropriate relief (including, without limitation, instructions from Requisite Lenders or all Lenders, as applicable, or an action in the nature of interpleader) in

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

the event of any doubt or dispute as to any apportionment or distribution contemplated hereby. The order of priority herein is set forth solely to determine the rights and priorities of Lenders as among themselves and may at any time or from time to time be changed by Lenders as they may elect, in writing in accordance with Section 10.01. All payments or other sums received by Agent Bank for the account of Lenders (including, without limitation, principal and interest payments, the proceeds of any and all insurance maintained with respect to any of the Collateral, and any and all condemnation proceeds with respect to any of the Collateral) shall not constitute property or assets of the Agent Bank and shall be held by Agent Bank, solely in its capacity as administrative and collateral agent for itself and the other Lenders, subject to the Loan Documents.

                           b.   Notwithstanding any provision hereof to the
contrary, until such time as a Defaulting Lender has funded its Pro Rata Share of Borrowing which was previously a Non Pro Rata Borrowing, or all other Lenders have received payment in full (whether by repayment or prepayment) of the principal due in respect of such Non Pro Rata Borrowing, all principal sums owing to such Defaulting Lender hereunder shall be subordinated in right of payment to the prior payment in full of all principal, in respect of all Non Pro Rata Borrowing in which the Defaulting Lender has not funded its Pro Rata Share. This provision governs only the relationship among Agent Bank, each Defaulting Lender, and the other Lenders; nothing hereunder shall limit the obligation of Borrowers to repay all Borrowings in accordance with the terms of this Credit Agreement. The provisions of this section shall apply and be effective regardless of whether an Event of Default occurs and is then continuing, and notwithstanding (i) any other provision of this Credit Agreement to the contrary, (ii) any instruction of Borrowers as to their desired application of payments or (iii) the suspension of such Defaulting Lender's right to vote on matters which are subject to the consent or approval of Requisite Lenders or all Lenders. No Commitment Fee or L/C Fees shall accrue in favor of, or be payable to, such Defaulting Lender from the date of any failure to fund Borrowings or reimburse Agent Bank for any Liabilities and Costs as herein provided until such failure has been cured, and Agent Bank shall be entitled to (A) withhold or setoff, and to apply to the payment of the defaulted amount and any related interest, any amounts to be paid to such Defaulting Lender under this Credit Agreement, and (B) bring an action or suit against such Defaulting Lender in a court of competent jurisdiction to recover the defaulted amount and any related interest. In addition, the Defaulting Lender shall indemnify, defend and hold Agent Bank and each of the other Lenders harmless from and against any and all Liabilities and Costs, plus interest thereon at the Default Rate, which they may sustain or incur by reason of or as a direct consequence of the Defaulting Lender's failure or refusal to abide by its obligations under this Credit Agreement.

                  Section 9.05. RIGHTS, EXCULPATION, ETC. Neither Agent Bank, any Affiliate of Agent Bank, nor any of their respective officers, directors, employees, agents, attorneys or consultants, shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Loan Documents, or in connection herewith or therewith, except that Agent Bank shall be liable for its gross negligence or willful misconduct. In the absence of gross negligence or willful misconduct, Agent Bank shall not be liable for any apportionment or distribution of payments made by it in good faith pursuant to Section 9.04, and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Person to whom payment was due, but not made, shall be to recover from the recipients of such payments any payment in excess of the amount to which they are determined to have been entitled.
Agent Bank shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Credit Agreement, any of the Security Documentation or any of the other Loan Documents, or any of the transactions contemplated hereby and thereby; or for the financial condition of the Borrowers or any of their Affiliates. Agent Bank shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Credit Agreement or any of the Loan
Documents or the financial condition of the Borrowers or any of their Affiliates, or the existence or possible existence of any Default or Event of Default.

                  Section 9.06. RELIANCE. Agent Bank shall be entitled to rely upon any written notices, statements, certificates, orders or other documents, telecopies or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Credit Agreement or any of the Loan Documents and its duties hereunder or thereunder, upon advice of legal counsel (including counsel for Borrowers), independent public accountant and other experts selected by it.

                  Section 9.07. INDEMNIFICATION. To the extent that Agent Bank is not reimbursed by Borrowers, Lenders will reimburse, within ten (10) Banking Business Days after notice from Agent Bank, and indemnify and defend Agent Bank for and against any and all Liabilities and Costs which may be imposed on, incurred by, or asserted against it in any way relating to or arising out of this Credit Agreement, the Security Documentation or any of the other Loan Documents or any action taken or omitted by Agent Bank or under this Credit Agreement, the Security Documentation or any of the other Loan Documents, in proportion to each Lender's Pro Rata Share; provided that no Lender shall be liable for any portion of such Liabilities and Costs resulting from Agent Bank's gross negligence or willful misconduct. The obligations of Lenders under this
Section 9.07 shall survive the payment in full of all Obligations and the termination of this Credit Agreement. In the event that after payment and distribution of any amount by Agent Bank to Lenders, any Lender or third party, including Borrowers, any creditor of Borrowers or a trustee in bankruptcy, recovers from Agent Bank any amount found to have been wrongfully paid to Agent Bank or disbursed by Agent Bank to any Lender, then such Lender shall reimburse Agent Bank for all such amounts. Notwithstanding the foregoing, Agent Bank shall not be obligated to advance Liabilities and Costs and may require the deposit by each Lender of its Pro Rata Share of any material Liabilities and Costs anticipated by Agent Bank before they are incurred or made payable.

                  Section 9.08. AGENT INDIVIDUALLY. With respect to its Pro Rata Share of the Credit Facility, Agent Bank shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Lenders", "Requisite Lenders" or any similar terms may include Agent Bank in its individual capacity as a Lender or one of the Requisite Lenders, but Requisite Lenders shall not include Agent Bank solely in its capacity as Agent Bank and need not necessarily include Agent Bank in its capacity as a Lender. Agent Bank and any Lender and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with Borrowers or any of their Affiliates as if it were not acting as Agent Bank or Lender pursuant hereto.

                  Section 9.09. SUCCESSOR AGENT BANK; RESIGNATION OF AGENT BANK; REMOVAL OF AGENT BANK.

                           a.   Agent Bank may resign from the performance
of all its functions and duties hereunder at any time by giving at least thirty
(30) Banking Business Days' prior written notice to Lenders and Borrowers, and shall automatically cease to be Agent Bank hereunder in the event a petition in bankruptcy shall be filed by or against Agent Bank or the Federal Deposit Insurance Corporation or any other Governmental Authority shall assume control of Agent Bank or Agent Bank's interests under the Bank Facilities. Further, Lenders (other than Agent Bank) may unanimously remove Agent Bank at any time upon the occurrence of gross negligence or wilful misconduct by Agent Bank by giving at least thirty (30) Banking Business Days' prior written notice to Agent Bank, Borrowers and all other Lenders. Such resignation or removal shall take effect upon the acceptance by a successor Agent Bank of appointment pursuant to clause (b) or (c).

                           b.   Upon any such notice of resignation by or
removal of Agent Bank, Requisite Lenders shall appoint a successor Agent Bank which appointment shall be subject to Borrowers' consent (other than upon the occurrence and during the continuance of any Event of Default), which shall not be unreasonably withheld or delayed. Any successor Agent Bank must be a Bank (i) the senior debt obligations of which (or such bank's parent's senior unsecured debt obligations) are rated not less than Baa-2 by Moody's Investors Services, Inc. or a comparable rating by a rating agency acceptable to Requisite Lenders and (ii) which has total assets in excess of Ten Billion Dollars ($10,000,000,000.00).

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

                           c.        If a successor Agent Bank shall not have
been so appointed within said thirty (30) Banking Business Day period, the retiring or removed Agent Bank, with the consent of Borrowers (other than upon the occurrence and during the continuance of any Event of Default) which may not be unreasonably withheld or delayed, shall then appoint a successor Agent Bank who shall meet the requirements described in subsection (b) above and who shall serve as Agent Bank until such time, if any, as Requisite Lenders, with the consent of Borrowers (other than upon the occurrence and during the continuance of any Event of Default), appoint a successor Agent Bank as provided above.

                  Section 9.10.      CONSENT AND APPROVALS.

                           a.        Each consent, approval, amendment,
modification or waiver specifically enumerated in this Section 9.10(a) shall require the consent of Requisite Lenders:

                                     (i)    Approval of less than one hundred
                  percent (100%) ownership of Restricted Subsidiary (definition of Minority Venture Project);

                                     (ii)   Consent to Liens (definition
                  of Permitted Encumbrances and Restricted Subsidiary Permitted Encumbrances);

                                     (iii)  Approval of Subordinated Debt in
                  reasonable credit judgment (definition of Subordinated Debt);

                                     (iv)  Approval of Borrowings with less than
                  full compliance with requirements of Article IIIB (Section 2.04);

                                     (v)   Advise LIBOR Loan does not
                  reflect costs (Section 2.05(g));

                                     (vi)  Approval of Intercreditor Agreement,
                  legal opinions and other assurances regarding Term Loans (Section 2.15(c) and (d));

                                     (vii) Approval of opinions of
                  counsel (Section 3.33);

                                    (viii) Approval of amendments to
                  Partnership Agreements (Section 4.13);

                                     (ix)  Approval of amendments to
                  Senior Indenture (Section 4.14);


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

                                   (x)     Approval of amendments to
                  Convertible Notes (Section 4.15);

                                   (xi)    Approval of use of Excess
                  Capital Proceeds (Section 5.01);

                                   (xii)   Consent to modification of the Alton
                  Belle Development Agreement (Section 5.03);

                                   (xiii)  Consent to modification to or waiver
                  of financial reporting requirements or production of additional financial or other information (Section 5.08);

                                   (xiv)   Requirement of Qualified
                  Appraisal after Event of Default (Section 5.15(b));

                                   (xv)    Approval of Contingent Liabilities
                  in excess of Ten Million Dollars ($10,000,000.00) (Section 6.06);

                                   (xvi)   Approval of Investments
                  (Section 6.07);

                                   (xvii)  Approval of Argosy Dividends (other
                  than Share Repurchases) (Section 6.11(b));

                                   (xviii) Approval of merger, consolidation,
                  sale of assets, etc. (Section 6.13);

                                   (xix)   Approval of additional
                  Subsidiaries by Subsidiaries (Section 6.18);

                                   (xx) Approval of a change in the method of calculation of any financial covenants, standards or terms as a result of a change in accounting principle (Section 6.20);

                                   (xxi)   Direct Agent Bank to declare the
                  unpaid balance of the Credit Facility fully due and payable (Section 7.02);

                                   (xxii)  Direct the disposition of insurance
                  proceeds or condemnation awards under certain circumstances (Section 8.02);

                                     (xxiii) Approval of appointment of
                  successor Agent Bank (Section 9.09);

                                     (xxiv)  Approval of a Post-Foreclosure
                  Plan and related matters (Section 9.11(e));

                                     (xxv)   Consent to action or proceeding
                  against Borrowers or the Collateral by any Lender (Section 9.12);

                                     (xxvi)  Except as referred to in subsection
                  (b) below, approval of any amendment, modification or termination of this Credit Agreement, or waiver of any provision herein (Section 10.01); and

                                     (xxvii) Approval of advances (Section
                  10.14).

                           b.        Each consent, approval, amendment,
modification or waiver specifically enumerated in Section 10.01 shall require the consent of all Lenders.

                           c.        In addition to the required consents or
approvals referred to in subsection (a) above, Agent Bank may at any time request instructions from Requisite Lenders with respect to any actions or approvals which, by the terms of this Credit Agreement or of any of the Loan Documents, Agent Bank is permitted or required to take or to grant without instructions from any Lenders, and if such instructions are promptly requested, Agent Bank shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from taking any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from Requisite Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent Bank as a result of Agent Bank acting or refraining from acting under this Credit Agreement, the Security Documentation or any of the other Loan Documents in accordance with the instructions of Requisite Lenders or, where applicable, all Lenders. Agent Bank shall promptly notify each Lender at any time that the Requisite Lenders have instructed Agent Bank to act or refrain from acting pursuant hereto.

                           d.        Each Lender agrees that any action taken by
Agent Bank at the direction or with the consent of Requisite Lenders in accordance with the provisions of this Credit Agreement or any Loan Document, and the exercise by Agent Bank at the direction or with the consent of Requisite Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all Lenders, except for actions specifically requiring the approval of all Lenders. All communications from Agent Bank to Lenders requesting Lenders' determination, consent, approval or disapproval (i) shall be given in the form of a written notice to each Lender, (ii) shall be accompanied by a description of the matter or thing as to which such determination, approval, consent or disapproval is requested, or shall advise each Lender where such matter or thing may be inspected, or shall otherwise describe the matter or issue to be resolved, (iii) shall include, if reasonably requested by a Lender and to the extent not previously provided to such Lender, written materials and a summary of all oral information provided to Agent Bank by Borrowers in respect of the matter or issue to be resolved, and (iv) shall include Agent Bank's recommended course of action or determination in respect thereof. Each Lender shall reply promptly, but in any event within ten (10) Banking Business Days (the "Lender Reply Period"). Unless a Lender shall give written notice to Agent Bank that it objects to the recommendation or determination of Agent Bank (together with a written explanation of the reasons behind such objection) within the Lender Reply Period, such Lender shall be deemed to have approved of or consented to such recommendation or determination. With respect to decisions requiring the approval of Requisite Lenders or all Lenders, Agent Bank shall submit its recommendation or determination for approval of or consent to such recommendation or determination to all Lenders and upon receiving the required approval or consent shall follow the course of action or determination recommended to Lenders by Agent Bank or such other course of action recommended by Requisite Lenders, and each non-responding Lender shall be deemed to have concurred with such recommended course of action.

                  Section 9.11.      AGENCY PROVISIONS RELATING TO COLLATERAL.

                           a.        In addition to other rights it may have
hereunder, Agent Bank is hereby authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral or Loan Document which may be necessary to perfect and maintain Liens of the Security Documentation upon the Collateral granted pursuant to the Loan Documents. Agent Bank may make, and shall be reimbursed by Lenders (in accordance with their Pro Rata Shares), to the extent not reimbursed by Borrowers, for, Protective Advance(s) (i) expended to pay real estate taxes, assessments and governmental charges or levies imposed upon such Collateral, and
(ii) expended to pay insurance premiums for policies of insurance related to such Collateral.

                           b.        Lenders hereby irrevocably authorize Agent
Bank, at its option and in its discretion, to release any Security Documentation granted to or held by Agent Bank upon any Collateral (i) upon Bank Facility Termination and repayment and satisfaction of all Borrowings, and all other Obligations and the termination of this Credit Agreement, or (ii) if approved, authorized or ratified in writing by Agent Bank at the direction of all Lenders. Agent Bank shall not be required to execute any document to evidence the release of the Security Documentation granted to Agent Bank for the benefit of Lenders herein or pursuant hereto upon any Collateral if, in Agent Bank's opinion, such document would expose Agent Bank to liability or create any obligation or entail any consequence other than the release of such Security Documentation without recourse or warranty, and such release shall not in any manner discharge, affect or impair the Obligations or any Security
Documentation upon (or obligations of Borrowers in respect of) any property which shall continue to constitute part of the Collateral.

                           c.        Except as provided in this Credit
Agreement, Agent Bank shall have no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by Borrowers or is cared for, protected or insured or has been encumbered or that the Security Documentation granted to Agent Bank herein or in any of the other Loan Documents or pursuant hereto or thereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority.

                           d.        Should Agent Bank (i) employ counsel for
advice or other representation (whether or not any suit has been or shall be filed) with respect to any Collateral or any part thereof, or any of the Loan Documents, or the attempt to enforce any security interest or Security Documentation on any of the Collateral, or (ii) commence any proceeding or in any way seek to enforce its rights or remedies under the Loan Documents, irrespective of whether as a result thereof Agent Bank shall acquire title to any Collateral, either through foreclosure, deed in lieu of foreclosure or otherwise, each Lender, upon demand therefor from time to time, shall contribute its share (based on its Pro Rata Share) of the reasonable costs and/or expenses of any such advice or other representation, enforcement or acquisition, including, but not limited to, fees of receivers or trustees, court costs, title company charges, filing and recording fees, appraisers' fees and fees and expenses of attorneys to the extent not otherwise reimbursed by Borrowers; provided that Agent Bank shall not be entitled to reimbursement of its attorneys' fees and expenses incurred in connection with the resolution of disputes between Agent Bank and other Lenders unless Agent Bank shall be the prevailing party in any such dispute. Any loss of principal and interest resulting from any Event of Default shall be shared by Lenders in accordance with their respective Pro Rata Shares. It is understood and agreed that in the event Agent Bank determines it is necessary to engage counsel for Lenders from and after the occurrence of an Event of Default, said counsel shall be selected by Agent Bank.

                           e.        In the event that all or any portion of the
Collateral is acquired by Agent Bank as the result of a foreclosure or the acceptance of a deed or assignment in lieu of foreclosure, or is retained in satisfaction of all or any part of Borrowers' obligations, title to any such Collateral or any portion thereof shall be held in the name of Agent Bank or a nominee or subsidiary of Agent Bank, as agent, for the ratable benefit of Agent Bank and Lenders. Agent Bank shall prepare a recommended course of action for such Collateral (the "Post-Foreclosure Plan"), which shall be subject to the approval of the

Requisite Lenders. In the event that Requisite Lenders do not approve such Post-Foreclosure Plan, any Lender shall be permitted to submit an alternative Post-Foreclosure Plan to Agent Bank, and Agent Bank shall submit any and all such additional Post-Foreclosure Plans to the Lenders for evaluation and the approval of Requisite Lenders. In accordance with the approved Post-Foreclosure Plan, Agent Bank shall manage, operate, repair, administer, complete, construct, restore or otherwise deal with the Collateral acquired and administer all transactions relating thereto, including, without limitation, employing a management agent, leasing agent and other agents, contractors and employees, including agents of the sale of such Collateral, and the collecting of rents and other sums from such Collateral and paying the expenses of such Collateral; actions taken by Agent Bank with respect to the Collateral, which are not provided for in the approved Post-Foreclosure Plan or reasonably incidental thereto, shall require the consent of Requisite Lenders by way of supplement to such Post- Foreclosure Plan. In the event a Post-Foreclosure Plan is not adopted by Lenders, Agent Bank shall have the right, but no obligation, to do all reasonable acts, and to receive indemnification from Lenders in proportion to each Lender's Pro Rata Share, to protect the Collateral until a Post-Foreclosure Plan is adopted by Lenders. Upon demand therefor from time to time, each Lender will contribute its share (based on its Pro Rata Share) of all reasonable costs and expenses incurred by Agent Bank pursuant to the Post-Foreclosure Plan in connection with the construction, operation, management, maintenance, leasing and sale of such Collateral. In addition, Agent Bank shall render or cause to be rendered by the managing agent, to each of the Lenders, monthly, an income and expense statement for such Collateral, and each of the Lenders shall promptly contribute its Pro Rata Share of any operating loss for such Collateral, and such other expenses and operating reserves as Agent Bank shall deem reasonably necessary pursuant to and in accordance with the Post-Foreclosure Plan. To the extent there is net operating income from such Collateral, Agent Bank shall, in accordance with all applicable Gaming Laws and the Post-Foreclosure Plan, determine the amount and timing of distributions to Lenders. All such distributions shall be made to Lenders in accordance with their respective Pro Rata Shares. Lenders acknowledge that if title to any Collateral is obtained by Agent Bank or its nominee, such Collateral will not be held as a permanent investment but will be liquidated as soon as practicable. Agent Bank shall undertake to sell such Collateral, at such price and upon such terms and conditions as the Requisite Lenders shall reasonably determine to be most advantageous. Any purchase money mortgage or deed of trust taken in connection with the disposition of such Collateral in accordance with the immediately preceding sentence shall name Agent Bank, as agent for Lenders, as the beneficiary or mortgagee. In such case, Agent Bank and Lenders shall enter into an agreement with respect to such purchase money mortgage defining the rights of Lenders in the same Pro Rata Shares as provided hereunder, which agreement shall be in all material respects similar to this Article IX insofar as the same is appropriate or applicable.

                  Section 9.12. LENDER ACTIONS AGAINST COLLATERAL AND RESTRICTION ON EXERCISE OF SET-OFF. Each Lender agrees with the other Lenders that it will not take any action, nor institute any actions or proceedings, against Borrowers or any other obligor hereunder, under the Security Documentation or under any other Loan Documents with respect to exercising claims against or rights in any Collateral or exercise any set-off under Section
10.23 or under common law without the prior consent of Requisite Lenders.

                  Section 9.13. RATABLE SHARING. Except as otherwise expressly provided herein to the contrary, upon the occurrence of an Event of Default, Lenders agree among themselves that (i) with respect to all amounts received by them which are applicable to the payment of the Obligations, equitable adjustment will be made so that, in effect, all such amounts will be shared among them ratably in accordance with their Pro Rata Shares, whether received by voluntary payment, by counterclaim or cross action or by the enforcement of any or all of the Obligations, or the Collateral, (ii) if any of them shall by voluntary payment or by the exercise of any right of counterclaim or otherwise, receive payment of a proportion of the aggregate amount of the Obligations held by it which is greater than its Pro Rata Share of the payments on account of the Obligations, the one receiving such excess payment shall purchase, without recourse or warranty, an undivided interest and participation (which it shall be deemed to have done simultaneously upon the receipt of such payment) in such Obligations owed to the others so that all such recoveries with respect to such Obligations shall be applied ratably in accordance with their Pro Rata Shares; provided, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to that party to the extent necessary to adjust for such recovery, but without interest except to the extent the purchasing party is required to pay interest in connection with such recovery. Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section 9.13 may, to the fullest extent permitted by law, exercise all its rights of payment with respect to such participation as fully as if such Lender were the direct creditor of Borrowers in the amount of such participation. No Lender shall exercise any setoff, banker's lien or other similar right in respect to any Obligations without the prior written approval by Agent Bank.

                  Section 9.14. DELIVERY OF DOCUMENTS. Agent Bank shall as soon as reasonably practicable distribute to each Lender at its primary address set forth on the appropriate counterpart signature page hereof, or at such other address as a Lender may request in writing, (i)copies of all documents to which such Lender is a party or of which is executed or held by Agent Bank on behalf of such Lender, (ii) all documents of which Agent Bank receives copies from Borrowers pursuant to Article VI and Section 10.03, (iii) all other documents or information which Agent Bank is required to send to Lenders pursuant to the terms of this Credit Agreement, (iv) other information or documents received by Agent Bank at the request of any Lender, and (v) all notices received by Agent Bank pursuant to Section

5.21. In addition, within fifteen (15) Banking Business Days after receipt of a request in writing from a Lender for written information or documents provided by or prepared by Borrowers, Agent Bank shall deliver such written information or documents to such requesting Lender if Agent Bank has possession of such written information or documents in its capacity as Agent Bank or as a Lender.

                  Section 9.15. NOTICE OF EVENTS OF DEFAULT. Agent Bank shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default (other than nonpayment of principal of or interest on the Bank Facilities) unless Agent Bank has received notice in writing from a Lender or Borrowers referring to this Credit Agreement or the other Loan Documents, describing such event or condition and expressly stating that such notice is a notice of a Default or Event of Default. Should Agent Bank receive such notice of the occurrence of a Default or Event of Default, or should Agent Bank send Borrowers a notice of Default or Event of Default, Agent Bank shall promptly give notice thereof to each Lender.

                  Section 9.16. SYNDICATION AGENT, DOCUMENTATION AGENT AND MANAGING AGENT. Syndication Agent, Documentation Agent and Managing Agent shall not have any right, power, obligation, liability, responsibility or duty under this Credit Agreement or any of the Loan Documents, other than those applicable to them in their respective capacity as a Lender. Without limiting the foregoing, neither Syndication Agent, Documentation Agent nor Managing Agent shall have or be deemed to have any fiduciary or special relationship with any of the Banks. Notwithstanding the foregoing, Syndication Agent, Documentation Agent and Managing Agent shall be entitled to the benefits of Section 5.14. Each Bank acknowledges that it has not relied, and will not rely, on Syndication Agent, Documentation Agent or Managing Agent in deciding to enter into this Credit Agreement or in taking or not taking any action hereunder or under any of the Loan Documents.

                                    ARTICLE X

                          GENERAL TERMS AND CONDITIONS

                  The following terms and conditions shall be applicable until Bank Facility Termination:

                  Section 10.01. AMENDMENTS AND WAIVERS. (a) No amendment or modification of any provision of this Credit Agreement shall be effective without the written agreement of Requisite Lenders (after notice to all Lenders) and Borrowers (except for rights and priorities of Lenders as amongst themselves as provided in Section 9.04(a) which do not require the consent of Borrowers), and (b) no termination or waiver of any provision of this Credit Agreement, or consent to any departure by Borrowers therefrom shall in any event be effective without the written concurrence of Requisite Lenders (after notice to all Lenders), which Requisite Lenders shall have the right to grant or withhold at their sole discretion, except that the following amendments, modifications or waivers shall require the consent of all Lenders:

                           (i)        modify any requirement hereunder that any
particular action be taken by all the Lenders or by the Requisite Lenders, modify this Section 10.01 or change the definition of "Requisite Lenders";

                           (ii)       removal of Agent Bank under Section
9.09(a) (without regard to the vote of Agent Bank as a Lender);

                           (iii)      except as provided in Section 2.15(a) and
2.15(b) increase the Aggregate Commitment or modify the respective Syndication Interests of any Lender;

                           (iv)       release any material portion of the
Collateral except as specifically provided in this Credit Agreement in connection with the Baton Rouge Hotel Property or sale of assets;

                           (v)        extend the Maturity Date or change any
provision expressly requiring the consent of all Lenders;

                           (vi)       reduce any fees described in Section
2.10(b) or (c) or extend the due date for, or reduce or postpone the amount of, any payments on the Credit Facility, or reduce the rate of interest or postpone the payment of interest on the Credit Facility; or

                           (vii)      release any Borrower or Subsidiary
Guarantor (except in the event a Restricted Subsidiary is designated as an Unrestricted Subsidiary in accordance with the terms hereof).

No amendment, modification, termination or waiver of any provision of Article IX or any other provision referring to Agent Bank shall be effective without the written concurrence of Agent Bank, but only if such amendment, modification, termination or waiver alters the obligations or rights of Agent Bank. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrowers in any case shall entitle Borrowers to any other further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 10.01 shall be binding on each assignee, transferee or recipient of Agent Bank's or any Lender's respective Syndication Interest in the Credit Facility at the time outstanding. No modification of Section 2.08 or the

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Swingline Note shall be made without the consent of the Swingline Lender. No modification of Section 2.09 shall be made without the consent of the L/C
Issuer.

                  Section 10.02. FAILURE TO EXERCISE RIGHTS. Nothing herein contained shall impose upon Banks or Borrowers any obligation to enforce any terms, covenants or conditions contained herein. Failure of Banks or Borrowers, in any one or more instances, to insist upon strict performance by Borrowers or Banks of any terms, covenants or conditions of this Credit Agreement or the other Loan Documents, shall not be considered or taken as a waiver or relinquishment by Banks or Borrowers of their right to insist upon and to enforce in the future, by injunction or other appropriate legal or equitable remedy, strict compliance by Borrowers or Banks with all the terms, covenants and conditions of this Credit Agreement and the other Loan Documents. The consent of Banks or Borrowers to any act or omission by Borrowers or Banks shall not be construed to be a consent to any other or subsequent act or omission or to waive the requirement for Banks' or Borrowers' consent to be obtained in any future or other instance.

                  Section 10.03. NOTICES AND DELIVERY. Unless otherwise specifically provided herein, any consent, notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy (or on the next Banking Business Day if such telecopy is received on a non-Banking Business Day or after 5:00 p.m. on a Banking Business Day) or four (4) Banking Business Days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). Notices to Agent Bank pursuant to Articles II shall not be effective until received by Agent Bank. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 10.03) shall be as set forth below each party's name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in an Assumption and Consent Agreement or Assignment and Assumption Agreement or in a written notice to all of the other parties. All deliveries to be made to Agent Bank for distribution to the Lenders shall be made to Agent Bank at the addresses specified for notice on the signature page hereto and in addition, a sufficient number of copies of each such delivery shall be delivered to Agent Bank for delivery to each Lender at the address specified for deliveries on the signature page hereto or such other address as may be designated by Agent Bank in a written notice.

                  Section 10.04. MODIFICATION IN WRITING. This Credit Agreement and the other Loan Documents constitute the entire agreement between the parties and supersede all prior agreements whether written or oral with respect to the subject matter hereof, including, but not limited to, the Commitment Letter and any term sheets furnished by any of the Banks to Borrowers. Neither this Credit Agreement, nor any other Loan Documents, nor any provision herein, or therein, may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                  Section 10.05. OTHER AGREEMENTS. If the terms of any documents, certificates or agreements delivered in connection with this Credit Agreement are inconsistent with the terms of the Credit Agreement, Borrowers shall use their best efforts to amend such document, certificate or agreement to the satisfaction of Agent Bank to remove such inconsistency.

                  Section 10.06. COUNTERPARTS. This Credit Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature and acknowledgment pages of any counterpart may be detached therefrom without impairing the legal effect of the signatures and acknowledgments thereto, provided such signature and acknowledgment pages are attached to any other counterpart identical thereto except having additional signature and acknowledgment pages executed by other parties to this Credit Agreement attached thereto.

                  Section 10.07. RIGHTS, POWERS AND REMEDIES ARE CUMULATIVE. None of the rights, powers and remedies conferred upon or reserved to Agent Bank, Banks or Borrowers in this Credit Agreement are intended to be exclusive of any other available right, power or remedy, but each and every such right, power and remedy shall be cumulative and not alternative, and shall be in addition to every right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute. Any forbearance, delay or omission by Agent Bank, Banks or Borrowers in the exercise of any right, power or remedy shall not impair any such right, power or remedy or be considered or taken as a waiver or relinquishment of the right to insist upon and to enforce in the future, by injunction or other appropriate legal or equitable remedy, any of said rights, powers and remedies given to Agent Bank, Banks or Borrowers herein. The exercise of any right or partial exercise thereof by Agent Bank, Banks or Borrowers shall not preclude the further exercise thereof and the same shall continue in full force and effect until specifically waived by an instrument in writing executed by Agent Bank or Banks, as the case may be.

                  Section 10.08. CONTINUING REPRESENTATIONS. All agreements, representations and warranties made herein shall survive the execution and delivery of this Credit Agreement, the making of the Bank Facilities hereunder and the execution and delivery of each other Loan Document until final payment of all sums owing under the Bank Facilities and Bank Facility Termination has occurred.

                  Section 10.09. SUCCESSORS AND ASSIGNS. All of the terms, covenants, warranties and conditions contained in this Credit Agreement shall be binding upon and inure to the sole and exclusive benefit of the parties hereto and their respective successors and assigns.

                  Section 10.10. ASSIGNMENT OF LOAN DOCUMENTS BY BORROWERS OR SYNDICATION INTERESTS BY LENDERS.

                           a.    This Credit Agreement and the other Loan
Documents to which Borrowers are a party will be binding upon and inure to the benefit of Borrowers, the Agent Bank, each of the Banks, and their respective successors and assigns, EXCEPT that, Borrowers may not assign their rights hereunder or thereunder or any interest herein or therein without the prior written consent of all the Lenders. Any attempted assignment or delegation in contravention of the foregoing shall be null and void. Any Lender may at any time pledge its Syndication Interest in the Credit Facility, the Credit Agreement and the Loan Documents to a Federal Reserve Bank, but no such pledge shall release that Lender from its obligations hereunder or grant to such Federal Reserve Bank the rights of a Lender hereunder absent foreclosure of such pledge.

                           b.    Each Lender may assign all or any part of
its Syndication Interest in the Credit Facility to any Affiliate of such Lender or to any other Lender without consent and to one or more financial institutions that are Eligible Assignees that are not competitors or an Affiliate of any competitor of the Hotel/Casino Facilities in the gaming industry (it being acknowledged that a bank or financial institution shall not be deemed a competitor or Affiliate of a competitor merely because it lends money or otherwise extends credit to any such competitor or Affiliate of a competitor) with the prior consent of the Agent Bank (which consent shall not be unreasonably withheld or delayed) and, so long as no Default or Event of Default has occurred and remains continuing, with the prior consent of the Borrowers' (which consent shall not be unreasonably withheld or delayed); PROVIDED, however, that the minimum amount of each such assignment shall be Five Million Dollars ($5,000,000.00), or such lesser amount as constitutes the remaining amount of a Lender's Syndication Interest in the Credit Facility (except that there shall be no minimum assignment among the Lenders or to their Affiliates), and as a condition to the effectiveness of the assignment, each assignee Lender (or assignor if so agreed between the assignee Lender and such assignor) shall pay to the Agent Bank an assignment fee of Three Thousand Five Hundred Dollars ($3,500.00) with respect to each such assignment. Each such assignment shall be evidenced by an assignment substantially in the form of an Assignment and Assumption Agreement or other form reasonably acceptable to Agent Bank and Borrowers. Upon any such assignment, the assignee financial institution shall become a Lender for all purposes under the Credit Agreement and each of the Loan Documents and the assigning Lender shall be released from its further obligations hereunder to the extent of such assignment. Notwithstanding the foregoing, the rights of the Lenders to make assignments shall be subject to the approval by the Gaming Authorities of the assignee or participant, to the extent required by applicable Gaming Laws, and to applicable securities laws.

                           c.    Each Lender may sell participations
without notice to or consent of the Borrowers, or any of them, or Agent Bank to any Eligible Subparticipant which is not a competitor or an Affiliate of any competitor of the Hotel/Casino Facilities in the gaming industry (it being acknowledged that a bank or financial institution shall not be deemed a competitor or Affiliate of a competitor merely because it lends money or otherwise extends credit to any such competitor or Affiliate of a competitor), for all or any part of its Syndication Interest in the Credit Facility; PROVIDED, however, that (i) such Lender shall remain responsible for its total obligations under the Credit Agreement and each of the Loan Documents, (ii) the Borrowers and the Agent Bank shall continue to deal solely with such Lender in connection with such Lender's rights and obligations under the Credit Agreement and each of the Loan Documents, (iii) each Lender shall remain the holder of the Obligations for all purposes under the Loan Documents, and (iv) such Lender shall not sell any participation under which the participant would have rights to approve any amendment or waiver relating to the Credit Agreement or any Loan Document except to the extent any such amendment or waiver would (w) extend the final maturity date or the date for the payment of any installments of fees, principal or interest due in respect of the Credit Facility, (x) reduce the interest rates applicable to the Credit Facility or (y) release any material portion of the Collateral or any Borrower or Subsidiary Guarantor. Notwithstanding the foregoing, the rights of the Lenders to grant participations shall be subject to the approval by the Gaming Authorities of the assignee or participant, to the extent required by applicable Gaming Laws, and to applicable securities laws.

                           d.    In the event any Lender is found unsuitable
as a Lender under the Credit Facility by the Gaming Authorities or the Governmental Authorities of any other State of the United States ("Unsuitable Lender"): (a) Agent Bank shall use its best efforts to find a replacement Lender, (b) Borrowers shall have the right to make a Voluntary Reduction in the amount necessary to reduce the Aggregate Commitment by the amount of the Syndication Interest held by the Unsuitable Lender (without any penalties, including any Breakage Charges) until a replacement Lender, if any, commits to acquire the Syndication Interest of the Unsuitable Lender, at which time the Aggregate Commitment shall be increased by the amount of the Voluntary Reduction, and (c) upon full payment of all outstanding amounts of principal and interest owing it, such Unsuitable Lender shall execute such documents as may be required by Agent Bank, Borrower or any applicable Gaming Authorities to evidence the termination of its Syndication Interest in the Credit Facility.

                  Section 10.11. ACTION BY LENDERS. Whenever Banks shall have the right to make an election, or to exercise any right, or their consent shall be required for any action under this Credit Agreement or the Loan Documents, then such election, exercise or consent shall be given or made for all Banks by Agent Bank in accordance with the provisions of Sections 10.01. Notices, reports and other documents required to be given by Borrowers to Banks hereunder may be given by Borrowers to Agent Bank on behalf of Banks, with sufficient copies for distribution to each of the Banks, and the delivery to Agent Bank shall constitute delivery to Banks. In the event any payment or payments are received by a Lender other than Agent Bank, Borrowers consent to such payments being shared and distributed as provided herein.

                  Section 10.12. TIME OF ESSENCE. Time shall be of the essence of this Credit Agreement.

                  Section 10.13. CHOICE OF LAW AND FORUM. This Credit Agreement shall be governed by and construed in accordance with the internal laws of the State of California without regard to principles of conflicts of law. Borrowers further agree that the full and exclusive forum for the determination of any action relating to this Credit Agreement, the Loan Documents, or any other document or instrument delivered in favor of Banks pursuant to the terms hereof shall be either an appropriate Court of the State of California or the United States District Court, and the Borrowers hereby irrevocably submit to the jurisdiction thereof.

                  Section 10.14. ADVANCES. Until Bank Facility Termination, if any Borrower should fail (i) to perform or observe, or (ii) to cause to be performed or observed, any covenant or obligation of such Borrower under this Credit Agreement or any of the other Loan Documents, the failure of which could reasonably be expected to result in a Material Adverse Change, then Agent Bank, upon the giving of reasonable notice and the approval of Requisite Lenders, may (but shall be under no obligation to) take such steps as are necessary to remedy any such non-performance or non-observance and provide for payment thereof. All amounts advanced by Agent Bank or Lenders pursuant to this Section 10.14 shall become an additional obligation of Borrowers to Lenders secured by the Security Documentation and other Loan Documents, shall reduce the amount of Available Borrowings and shall become due and payable by Borrowers on the next interest payment date, together with interest thereon at a rate per annum equal to the Default Rate (such interest to be calculated from the date of such advancement to the date of payment thereof by Borrowers).

                  Section 10.15. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWERS AND EACH OF THE BANKS EACH MUTUALLY HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS CREDIT AGREEMENT, THE NOTES OR ANY

OF THE LOAN DOCUMENTS, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF BORROWERS AND BANKS WITH RESPECT TO THIS CREDIT AGREEMENT, THE NOTES OR ANY OF THE LOAN DOCUMENTS, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWERS AND EACH OF THE BANKS EACH MUTUALLY AGREE THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDINGS SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT THE DEFENDING PARTY MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPLAINING PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

                  Section 10.16. SCOPE OF APPROVAL AND REVIEW. Any inspection of the Hotel/Casino Facilities shall be deemed to be made solely for Banks' internal purposes and shall not be relied upon by the Borrowers or any third party. In no event shall Lenders be deemed or construed to be joint venturers or partners of Borrowers.

                  Section 10.17. SEVERABILITY OF PROVISIONS. In the event any one or more of the provisions contained in this Credit Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                  Section 10.18. CUMULATIVE NATURE OF COVENANTS. All covenants contained herein are cumulative and not exclusive of each other covenant. Any action allowed by any covenant shall be allowed only if such action is not prohibited by any other covenant.

                  Section 10.19. CONFIDENTIALITY. Each of the Banks agrees to hold any non- public information that it may receive from Borrowers pursuant to this Credit Agreement (or pursuant to any other Loan Document) in confidence and consistent with their respective policies for handling material non-public information, except for disclosure: (a) To the other Banks; (b) To legal counsel and accountants for Borrowers or any of the Banks; (c) To the other professional advisors to Borrowers or any of the Banks, provided that the recipient has accepted such information subject to a confidentiality agreement substantially similar to this Section 10.19; (d) To regulatory officials having jurisdiction over that Bank; (e) To any Gaming Authority having regulatory jurisdiction over Borrowers or their respective Subsidiaries, provided that each of the Banks agrees to endeavor to notify Borrowers of any such disclosure; (f) As required by law or legal process or in connection with any legal proceeding, provided that such disclosing Bank uses reasonable efforts to notify Borrowers prior to any such disclosure; and
(g) To another financial institution in connection with a disposition or proposed disposition to that financial institution of all or part of that Lender's Syndication Interest hereunder or in the Note, provided that the recipient has accepted such information subject to a confidentiality agreement substantially similar to this Section 10.19. For purposes of the foregoing, "non-public information" shall mean any information respecting Borrowers or their respective Subsidiaries reasonably considered by Borrowers to be material and not available to the public, OTHER THAN (i) information previously filed with any governmental agency and available to the public,
(ii) information which is available to the general public at the time of use or disclosure, (iii) information which becomes available to the general public, other than by manner of unauthorized disclosure or use, or (iv) information previously published in any public medium from a source other than, directly or indirectly, that Bank. Nothing in this Section shall be construed to create or give rise to any fiduciary duty on the part of the Agent Bank or the Banks to Borrowers.

                  Section 10.20. COSTS TO PREVAILING PARTY. If any action or arbitration proceeding is brought by any party against any other party under this Credit Agreement or any of the Loan Documents, the prevailing party shall be entitled to recover such costs and attorney's fees as the court in such action or proceeding may adjudge reasonable.

                  Section 10.21. EXPENSES.

                           a.    GENERALLY.  Borrowers agree within ten (10)
Banking Business Days following demand to pay, or reimburse Agent Bank for, all of Agent Bank's documented reasonable out-of-pocket costs and expenses of every type and nature incurred by Agent Bank at any time (whether prior to, on or after the date of this Credit Agreement) in connection with (i) any requests for consent, waiver or other modification of any Loan Document made by Borrowers, other than to correct errors attributable to the Banks; (ii) the negotiation, preparation and execution of this Credit Agreement (including, without limitation, the satisfaction or attempted satisfaction of any of the conditions set forth in Article III), the Security Documentation and the other Loan Documents and the advance of Borrowings; (iii) the subordination of any Collateral, including title charges, recording fees and reasonable attorneys' fees and costs incurred in connection therewith; (iv) any appraisals performed after the occurrence of an Event of Default; (v) the creation, perfection or protection of the Security Documentation on the Collateral (including, without limitation, any fees and expenses for title and lien searches, local counsel in various jurisdictions, filing and recording fees and taxes, duplication costs and corporate search fees); and
(vi) the protection, collection or enforcement of any of the Obligations or the Collateral, including pre-foreclosure sale Protective Advances.

                           b.    AFTER EVENT OF DEFAULT.  Borrowers further
agree to pay, or reimburse Agent Bank and Lenders, for all reasonable out-of-pocket costs and expenses, including without limitation reasonable attorneys' fees and disbursements incurred by Agent

Bank and each Lender after the occurrence of an Event of Default (i) in enforcing any Obligation or in foreclosing against the Collateral or exercising or enforcing any other right or remedy available by reason of such Event of Default; (ii) in connection with any refinancing or restructuring of the credit arrangements provided under this Credit Agreement in the nature of a "work-out" or in any insolvency or bankruptcy proceeding; (iii) in commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to Borrowers and related to or arising out of the transactions contemplated hereby; (iv) in taking any other action in or with respect to any suit or proceeding (whether in bankruptcy or otherwise); (v) in protecting, preserving, collecting, leasing, selling, taking possession of, or liquidating any of the Collateral; or (vi) in attempting to enforce or enforcing any lien in any of the Collateral or any other rights under the Security Documentation.

                  Section 10.22. SECURITY AND LOAN DOCUMENTATION. The Security Documentation and other Loan Documents (other than this Credit Agreement) may be held in the name of WFB as the Agent Bank of all Banks hereunder pursuant to the terms of this Credit Agreement.

                  Section 10.23. SETOFF. In addition to any rights and remedies of the Banks provided by law, if any Event of Default exists, each Bank is authorized at any time and from time to time by the Borrowers, without prior notice to the Borrowers, any such notice being waived by the Borrowers to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by such Bank to or for the credit or the account of Borrowers against any and all obligations of Borrowers under the Bank Facilities, now or hereafter existing, irrespective of whether or not the Agent Bank or any such Bank shall have made demand under this Credit Agreement or any Loan Document and although such amounts owed may be contingent or unmatured. Agent Bank agrees promptly to notify the Borrowers and the Agent Bank (and Agent Bank shall promptly notify each other Bank) after any such setoff and application made by Agent Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section 10.23 are in addition to the other rights and remedies (including other rights of setoff) which each such Bank may have.

                  Section 10.24. BORROWERS' WAIVERS AND CONSENTS.

                           a.    Each Borrower shall be jointly and
severally liable for the repayment of all Aggregate Outstandings.

                           b.    Each Borrower agrees that neither the
Agent Bank nor any Bank shall have any responsibility to inquire into the apportionment, allocation or

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

disposition of any Borrowings, Swingline Advances and/or Letters of Credit as among the Borrowers.

                           c.    For the purpose of implementing the joint
borrower provisions of this Credit Agreement and each of the Loan Documents, each Borrower hereby irrevocably appoints each other Borrower as its agent and attorney-in-fact for all purposes of this Credit Agreement and each of the Loan Documents, including without limitation the giving and receiving of notices and other communications, the making of requests for, or conversions or continuations of, Borrowings, Swingline Advances and/or Letters of Credit, the execution and delivery of certificates and the receipt and allocation of disbursements from the Banks.

                           d.    Each Borrower acknowledges that the
handling of the Bank Facilities on a joint borrowing basis as set forth in this Credit Agreement is solely an accommodation to Borrowers and is done at their request. Each Borrower agrees that neither the Agent Bank, nor any Bank, shall incur any liability to any Borrower due to such joint borrowing basis. To induce the Agent Bank and the Banks to enter into this Credit Agreement, and in consideration thereof, in accordance with the provisions set forth in Section
5.14 of this Credit Agreement, each Borrower hereby agrees to indemnify the Agent Bank and each Bank and hold each such entity harmless from and against any and all liabilities, expenses, losses, damages and/or claims of damage or injury asserted against such entity by any Borrower or by any other Person arising from or incurred by reason of the structuring of the Bank Facilities as herein provided, reliance by the Agent Bank or the Banks on any requests or instructions from any Borrower, or any other action taken by the Agent Bank or a Bank hereunder. This Section shall survive termination of this Credit Agreement.

                           e.    Each Borrower represents and warrants to the
Agent Bank and the Banks that (i) it has established adequate means of obtaining from each other Borrower on a continuing basis financial and other information pertaining to the business, operations and condition (financial and otherwise) of each of the other Borrowers and its respective property, and (ii) each Borrower now is and hereafter will be completely familiar with the business, operations and condition (financial and otherwise) of each other Borrower, and its property. Each Borrower hereby waives and relinquishes any duty on the part of the Agent Bank or any Bank to disclose to such Borrower any matter, fact or thing relating to the business, operations or condition (financial or otherwise) of any other Borrower, or the property of any other Borrower, whether now or hereafter known by the Agent Bank or any Bank at any time through Bank Facility Termination.

                           f.    Each Borrower acknowledges that the
Aggregate Outstandings, or portions thereof, may derive from value provided directly to another Person and, in full recognition of that fact, each Borrower consents and agrees that the Agent Bank and any Bank may, at any time and from time to time, without notice or demand, and without affecting the enforceability or security of the Loan Documents:

                           (i)   accept partial payments on the Bank
                  Facilities;

                           (ii) receive and hold additional security or guaranties for the Bank Facilities or any part thereof;

                           (iii) release, reconvey, terminate, waive, abandon,
                  subordinate, exchange, substitute, transfer and enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof, as the Agent Bank or such Bank in its sole and absolute discretion may determine;

                           (iv) release any party or any guarantor from any personal liability with respect to the Bank Facilities or any part thereof;

                           (v) settle, release on terms satisfactory to the Agent Bank or such Bank or by operation of applicable laws or otherwise liquidate or enforce any Bank Facilities and any security or guaranty in any manner, consent to the transfer of any security and bid and purchase at any sale; and/or

                           (vi) consent to the merger, change or any other restructuring or termination of the corporate existence of any other Borrower or any other Person, and correspondingly restructure the Bank Facilities, continuing existence of any lien or encumbrance under any other Loan Document to which any Borrower is a party or the enforceability hereof or thereof with respect to all or any part of the Bank Facilities.

                           Each Borrower expressly waives any right to require
                  the Agent Bank or any Bank to marshal assets in favor of any Borrower, any other party or any other Person or to proceed against any other Borrower or any other party or any Collateral provided by any other Borrower or any other party, and agrees that the Agent Bank and any Bank may proceed against Borrowers and/or the Collateral in such order as they shall determine in their sole and absolute discretion. The Agent Bank and any Bank may file a separate action or actions against any Borrower, whether action is brought or prosecuted with respect to any other security or against any other Person, or whether any other Person is joined in any such action or actions. Each Borrower agrees that the Agent Bank or any Bank and any other Borrower may deal with each other in connection with the Bank Facilities or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the obligations of such Borrower under the Loan Documents. Each Borrower expressly waives any and all defenses now or hereafter arising or asserted by reason of:
                  (a) any disability or other defense of any other Borrower or any other party with respect to any Bank Facilities, (b) the unenforceability or invalidity as to any other Borrower or any other party of the Bank Facilities, (c) the unenforceability or invalidity of any security or guaranty for the Bank Facilities or the lack of perfection or continuing perfection or failure of priority of any security for the Bank Facilities, (d) the cessation for any cause whatsoever of the liability of any Borrower or any other party (other than by reason of the full payment and performance of all Bank Facilities), (e) to the extent permitted by applicable law, any failure of the Agent Bank or any Bank to give notice of sale or other disposition to any Borrower or any defect in any notice that may be given in connection with any sale or disposition, (f) any act or omission of the Agent Bank or any Bank or others that directly or indirectly results in or aids the discharge or release of any Borrower or any other Person or the Bank Facilities or any other security or guaranty therefor by operation of law or otherwise, (g) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (h) any failure of the Agent Bank or any Bank to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (i) the election by the Agent Bank or any Bank, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code, (j) any extension of credit or the grant of any lien or encumbrance under Section 364 of the United States Bankruptcy Code, (k) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (l) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (m) the avoidance of any lien or encumbrance in favor of the Agent Bank or any Bank for any reason, (n) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the obligations (or any interest thereon) in or as a result of any such proceeding, or (o) any election of remedies by the Agent Bank or any Bank, even if the effect thereof is to destroy or impair any Borrower's right to subrogation, reimbursement, exoneration, indemnification or contribution. In connection with the foregoing, each Borrower waives, in accordance with California Civil Code Section 2856, all rights and defenses arising out of an election of remedies by the Agent Bank or any Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Borrower's rights of subrogation and reimbursement against any other Borrower or Subsidiary Guarantor by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

                           Notwithstanding anything to the contrary contained in
the Loan Documents, each Borrower shall be entitled to raise a defense that Bank Facility Termination has irrevocably occurred and the defense of statute of limitations, but not any defenses available as a result of any failure of consideration, lack of authority by Borrowers or fraud by Borrowers.

                           g.    In the event that all or any part of the
Bank Facilities at any time are secured by any one or more deeds of trust or mortgages creating or granting liens on any interests in real property, each Borrower authorizes the Agent Bank and any Bank, upon the acceleration of the Indebtedness then owing under the Bank Facilities, at their sole option, without any other notice or demand and without affecting any of the Bank Facilities or the validity or enforceability of any liens or encumbrance in favor of the Agent Bank or any Bank on any Collateral, to foreclose any or all of such deeds of trust or mortgages by judicial or nonjudicial sale. To the extent permitted by applicable law, each Borrower expressly waives any defenses to the enforcement of the Loan Documents or any liens or encumbrances created or granted under the Loan Documents or to the recovery by the Agent Bank or any Bank against any other Borrower or any guarantor or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of a Borrower and may preclude a Borrower from obtaining reimbursement or contribution from any Borrower.

                           h.    Notwithstanding anything to the contrary
elsewhere contained herein or in any other Loan Document to which any Borrower is a party, each Borrower hereby expressly agrees with respect to the other Borrowers and their successors and assigns (including any surety) and any other Person which is directly or indirectly a creditor of the other Borrowers or any surety for any other Borrower, not to exercise, until Bank Facility Termination has irrevocably occurred, any rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker, and which such Borrower may have or hereafter acquire against the other Borrowers or any other such Person in connection with or as a result of such Borrower's execution, delivery and/or performance of this Credit Agreement or any other Loan Document to which such Borrower is a party.

                  Section 10.25. SCHEDULES ATTACHED. Schedules are attached hereto and incorporated herein and made a part hereof as follows:

                  Schedule 2.01(a)  -   Schedule of Lenders' Proportions in
                                        Credit Facility

                  Schedule 2.01(c)  -   Total Commitment Reduction
                                        Schedule

                  Schedule 3.23     -   Schedule of Significant Litigation

                  Schedule 4.08(b)  -   Schedule of Intercompany Notes

                  Schedule 4.20     -   Schedule of Restricted and Unrestricted
                                        Subsidiaries

                  Schedule 4.25     -   Schedule of Trademarks, Patents,
                                        Licenses, Franchises, Formulas and
                                        Copyrights

                  Schedule 4.26     -   Schedule of Contingent Liabilities

                  Schedule 5.11     -   Schedule of Senior Indenture Security
                                        Documents

                  Schedule 6.05(b)  -   Schedule of Excluded Capital
                                        Expenditures

                  Schedule 6.07(h)  -   Schedule of Existing Unrestricted
                                        Subsidiary Investments

                  Schedule 6.09     -   Schedule of Liens

                  Section 10.26. EXHIBITS ATTACHED. Exhibits are attached hereto and incorporated herein and made a part hereof as follows:

                  Exhibit A    -    Revolving Credit Note - Form

                  Exhibit B    -    Swingline Note - Form

                  Exhibit C    -    Notice of Borrowing - Form

                  Exhibit D    -    Continuation/Conversion Notice - Form

                  Exhibit E    -    Notice of Swingline Advance - Form

                  Exhibit F    -    Compliance Certificate - Form

                  Exhibit G    -    Pricing Certificate - Form

                  Exhibit H    -    Defeasance Account Agreement - Form

                  Exhibit I    -    Authorized Representative Certificate - Form

                  Exhibit J    -    Closing Certificate - Form

                  Exhibit K    -    Assumption and Consent Agreement - Form

                  Exhibit L    -    Assignment and Assumption Agreement - Form

                  Exhibit M    -    Cash Collateral Pledge Agreement

                  Exhibit N    -    Subsidiary Guaranty - Form

                  Exhibit O    -    Legal Opinion - Form

                  Exhibit P    -    Alton Real Property Description

                  Exhibit Q    -    Riverside Real Property Description

                  Exhibit R    -    Sioux City Real Property Description

                  Exhibit S    -    Baton Rouge Hotel Property Description

                  Exhibit T    -    Baton Rouge Real Property Description

                  IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be executed as of the day and year first above written.

                                           BORROWERS:

                                           ARGOSY GAMING COMPANY,
                                           a Delaware corporation


                                           By /s/ Dale R. Black
                                              --------------------------
                                           Name Dale R. Black
                                                ------------------------
                                           Title Vice President and CFO
                                                 -----------------------


                                           THE MISSOURI GAMING COMPANY,
                                           a Missouri corporation


                                           By /s/ Dale R. Black
                                              --------------------------
                                           Name Dale R. Black
                                                ------------------------
                                           Title Treasurer
                                                 -----------------------


                                           ALTON GAMING COMPANY,
                                           an Illinois corporation


                                           By /s/ Dale R. Black
                                              --------------------------
                                           Name Dale R. Black
                                                ------------------------
                                           Title Treasurer
                                                 -----------------------

                                           ARGOSY OF LOUISIANA, INC.,
                                           a Louisiana corporation


                                           By /s/ Dale R. Black
                                              ---------------------------
                                           Name Dale R. Black
                                                -------------------------
                                           Title Treasurer
                                                 ------------------------


                                           JAZZ ENTERPRISES, INC.,
                                           a Louisiana corporation


                                           By /s/ Dale R. Black
                                              ---------------------------
                                           Name Dale R. Black
                                                -------------------------
                                           Title Treasurer
                                                 ------------------------

                                          CATFISH QUEEN PARTNERSHIP IN
                                          COMMENDAM, a Louisiana
                                          partnership in commendam

                                          By:      ARGOSY OF LOUISIANA, INC., a
                                                   Louisiana corporation,
                                                   General Partner


                                                   By /s/ Dale R. Black
                                                      -----------------------
                                                   Name Dale R. Black
                                                        ---------------------
                                                   Title Treasurer
                                                         --------------------

                                          By:      JAZZ ENTERPRISES, INC.,
                                                   a Louisiana corporation,
                                                   General Partner


                                                   By /s/ Dale R. Black
                                                      -----------------------
                                                   Name Dale R. Black
                                                        ---------------------
                                                   Title Treasurer
                                                         --------------------


                                          IOWA GAMING COMPANY,
                                          an Iowa corporation


                                          By /s/ Dale R. Black
                                             --------------------------------
                                          Name Dale R. Black
                                               ------------------------------
                                          Title Treasurer
                                                -----------------------------

                                          THE INDIANA GAMING COMPANY,
                                          an Indiana corporation


                                          By /s/ Dale R. Black
                                             --------------------------------
                                          Name Dale R. Black
                                               ------------------------------
                                          Title Treasurer


                                          Address for Borrowers:

                                          219 Piasa Street
                                          Alton, Illinois 62002-6232

                                          Attn:  Dale Black, CFO

                                          Telephone: (618) 474-7668
                                          Facsimile: (618) 474-7420


                                          BANKS:

                                          WELLS FARGO BANK,
                                          National Association,
                                          Agent Bank, Lender, Swingline Lender
                                          and L/C Issuer


                                          By
                                            ---------------------------------
                                            Casey Potter,
                                            Vice President

                                          Address:

                                          One East First Street
                                          Reno, NV  89501

                                          Telephone: (775) 334-5631
                                          Facsimile: (775) 334-5637

                                          BANKS:

                                          WELLS FARGO BANK,
                                          National Association,
                                          Agent Bank, Lender, Swingline Lender
                                          and L/C Issuer


                                          By /s/ Casey Potter
                                            ---------------------------------
                                            Casey Potter,
                                            Vice President

                                          Address:

                                          One East First Street
                                          Reno, NV  89501

                                          Telephone: (775) 334-5631
                                          Facsimile: (775) 334-5637


                                         SOCIETE GENERALE,
                                         as a Syndication Agent and
                                         a Lender


                                         By
                                           ----------------------------------
                                           Donald L. Schubert,
                                           Managing Director

                                         Address:

                                         Societe Generale
                                         2029 Century Park East
                                         Suite 2900
                                         Los Angeles, CA  90067

                                         Attn:  Donald L. Schubert,
                                                Managing Director

                                         Telephone: (310) 788-7104
                                         Facsimile: (310) 551-1537

                                          BANKS:

                                          WELLS FARGO BANK,
                                          National Association,
                                          Agent Bank, Lender, Swingline Lender
                                          and L/C Issuer


                                          By
                                            ---------------------------------
                                            Casey Potter,
                                            Vice President

                                          Address:

                                          One East First Street
                                          Reno, NV  89501

                                          Telephone: (775) 334-5631
                                          Facsimile: (775) 334-5637


                                         SOCIETE GENERALE,
                                         as a Syndication Agent and
                                         a Lender


                                         By /s/ Alex Y. Kim
                                           ----------------------------------
                                           Alex Y. Kim
                                           Vice President

                                         Address:

                                         Societe Generale
                                         2029 Century Park East
                                         Suite 2900
                                         Los Angeles, CA 90067

                                         Attn:  Donald L. Schubert,
                                                Managing Director

                                         Telephone: (310) 788-7104
                                         Facsimile: (310) 551-1537

                                         KEYBANK NATIONAL ASSOCIATION,
                                         as a Documentation Agent
                                         and a Lender


                                         By /s/ Mary K. Young
                                            ---------------------------
                                         Name Mary K. Young
                                              -------------------------
                                         Title Assistant Vice President
                                              -------------------------

                                         Address:

                                         700 Fifth Avenue
                                         46th Floor
                                         Seattle, WA  98104

                                         Attn: Tom Crandell, V.P.

                                         Telephone: (206) 684-6037
                                         Facsimile: (206) 684-6035


                                         THE FIRST NATIONAL BANK
                                         OF CHICAGO, as a Managing
                                         Agent and Lender


                                         By
                                           -------------------------
                                           James Junker,
                                           Vice President

                                         Address:

                                         777 S. Figueroa Street
                                         4th Floor
                                         Los Angeles, CA  90017-5801

                                         Attn:  James Junker

                                         Telephone: (213) 683-4948
                                         Facsimile: (213) 683-4999

                                         KEYBANK NATIONAL ASSOCIATION,
                                         as a Documentation Agent
                                         and a Lender


                                         By
                                            ------------------------
                                         Name
                                              ----------------------
                                         Title
                                              ----------------------

                                         Address:

                                         700 Fifth Avenue
                                         46th Floor
                                         Seattle, WA  98104

                                         Attn: Tom Crandell, V.P.

                                         Telephone: (206) 684-6037
                                         Facsimile: (206) 684-6035


                                         THE FIRST NATIONAL BANK
                                         OF CHICAGO, as a Managing
                                         Agent and Lender


                                         By /s/ Mark A. Isley
                                           -------------------------
                                           Mark A. Isley
                                           First Vice President

                                         Address:

                                         777 S. Figueroa Street
                                         4th Floor
                                         Los Angeles, CA  90017-5801

                                         Attn:  Mark A. Isley, 1st V.P.

                                         Telephone: (213) 683-4948
                                         Facsimile: (213) 683-4999

                                         LASALLE BANK, N.A.,
                                         as a Lender


                                         By /s/ James M. Minich
                                            -------------------------------
                                         Name James. M. Minich
                                              -----------------------------
                                         Title First Vice President
                                               ----------------------------

                                         Address:

                                         135 South LaSalle Street
                                         2nd Floor
                                         Chicago, IL  60603

                                         Attn:  Jim Minich, V.P.

                                         Telephone: (312) 904-2121
                                         Facsimile: (312) 904-0432


                                         CIBC, INC.,
                                         as a Lender


                                         By
                                           ------------------------------
                                         Name
                                             ----------------------------
                                         Title
                                              ---------------------------

                                         Address:

                                         350 S. Grand Ave., Ste. 2600
                                         Los Angeles, CA  90017

                                         Attn:  Dean Decker

                                         Telephone: (213) 617-6245
                                         Facsimile: (213) 346-0157

                                         LASALLE BANK, N.A.,
                                         as a Lender


                                         By
                                            -------------------------------
                                         Name
                                              -----------------------------
                                         Title
                                               ----------------------------

                                         Address:

                                         135 South LaSalle Street
                                         2nd Floor
                                         Chicago, IL  60603

                                         Attn:  Jim Minich, V.P.

                                         Telephone: (312) 904-2121
                                         Facsimile: (312) 904-0432


                                         CIBC, INC.,
                                         as a Lender


                                         By /s/ Dean Decker
                                           ------------------------------
                                         Name Dean Decker
                                             ----------------------------
                                         Title Executive Director
                                              ---------------------------
                                              CIBC World Markets Corp., AS AGENT

                                         Address:

                                         350 S. Grand Ave., Ste. 2600
                                         Los Angeles, CA  90017

                                         Attn:  Dean Decker

                                         Telephone: (213) 617-6245
                                         Facsimile: (213) 346-0157

                                         FIRSTAR BANK,
                                         as a Lender


                                         By /s/ Thomas D. Gibbons
                                            -----------------------------
                                         Name Thomas D. Gibbons
                                              ---------------------------
                                         Title Vice President
                                               --------------------------

                                         Address:

                                         425 Walnut Street
                                         M.L. 8160
                                         Cincinnati, OH  45201

                                         Attn:  Brian Gallagher, A.V.P.

                                         Telephone: (513) 632-4716
                                         Facsimile: (513) 632-2068


                                         HIBERNIA NATIONAL BANK,
                                         as a Lender


                                         By
                                           ------------------------------
                                         Name
                                              ---------------------------
                                         Title
                                              ---------------------------

                                         Address:

                                         313 Carondelet St.
                                         New Orleans, LA  70130

                                         Attn:  Ross Wales, V.P.

                                         Telephone:  (504) 533-5719
                                         Facsimile:  (504) 533-2060

                                         FIRSTAR BANK,
                                         as a Lender


                                         By
                                            -----------------------------

                                         Name
                                              ---------------------------

                                         Title
                                              ---------------------------

                                         Address:

                                         425 Walnut Street
                                         M.L. 8160
                                         Cincinnati, OH  45201

                                         Attn:  Brian Gallagher, A.V.P.

                                         Telephone: (513) 632-4716
                                         Facsimile: (513) 632-2068


                                         HIBERNIA NATIONAL BANK,
                                         as a Lender


                                         By /s/ Ross S. Wales
                                           ------------------------------

                                         Name Ross S. Wales
                                              ---------------------------

                                         Title Vice President
                                              ---------------------------

                                         Address:

                                         313 Carondelet St.
                                         New Orleans, LA  70130

                                         Attn:  Ross Wales, V.P.

                                         Telephone:  (504) 533-5719
                                         Facsimile:  (504) 533-2060


                            S-7